UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
iShares Short-Term TIPS Bond Index Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2022

Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Annual Report

BlackRock FundsSM

• iShares Municipal Bond Index Fund

• iShares Short-Term TIPS Bond Index Fund

BlackRock Index Funds, Inc.

• iShares MSCI EAFE International Index Fund

• iShares Russell 2000 Small-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2022	iShares Municipal Bond Index Fund

Investment Objective

iShares Municipal Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the ICE BofA US Municipal Securities Index (the “Underlying Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2022, the Fund’s Institutional Shares returned (8.61)%, Investor A shares returned (8.85)%, Investor P Shares returned (8.84)% and Class K Shares returned (8.58)%. The Fund’s benchmark, the ICE BofA US Municipal Securities Index, returned (9.04)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

The broad U.S. municipal bond market returned (9.04)% for 2022 as gauged by the ICE BofA US Municipal Securities Index. Historically high inflation and policy tightening in response by the Fed to contain prices were the principal drivers of bond market returns for the year. Inflation had already breeched the Fed’s 2% target in late 2021 but spiked in the wake of Russia’s late-February 2022 invasion of Ukraine. U.S. year-over-year consumer price inflation broke the 8% mark in March 2022 and peaked at 9.1% in June. The Fed responded aggressively by raising its benchmark overnight lending rate seven times in 2022, leaving the fed funds target range at 4.25%-4.50% at year-end, as compared to 0.0%-0.25% entering the year.

The 10-year U.S. Treasury yield finished the year at 3.88%, an increase of 236 basis points from its 1.52% starting point at the end of 2021. The two-year Treasury note began 2022 at 0.73% and ended the year at 4.41% for an increase of 368 basis points. As a result, the Treasury curve ended 2022 significantly inverted (meaning that yields were higher for shorter maturities), a development which has historically been a precursor to recession. Yield increases and corresponding price declines were more modest along the municipal curve as the two-year yield finished at 2.60% vs. 0.24% or 236 basis points higher while the 10-year finished at 2.63% vs. 1.03% or 160 basis points higher.

Describe recent portfolio activity.

During the reporting period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remained positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including administration fees, if any. On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments that are components of or have economic characteristics similar to the securities in the Underlying Index.

(c)

An index that tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	iShares Municipal Bond Index Fund

Performance

			Average Annual Total Returns(a)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.21%	3.21%	(8.61)%	N/A	1.18%	N/A	1.79%	N/A
Investor A	2.97	2.96	(8.85)	N/A	0.97	N/A	1.68	N/A
Investor P	2.87	2.87	(8.84)	(12.49)%	0.97	0.15%	1.68	1.26%
Class K	3.26	3.19	(8.58)	N/A	1.21	N/A	1.80	N/A
ICE BofA US Municipal Securities Index	—	—	(9.04)	N/A	1.20	N/A	2.18	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,003.50	$ 1.16		$ 1,000.00	$ 1,024.05	$ 1.17		0.23%
Investor A	1,000.00	1,002.10	2.52		1,000.00	1,022.68	2.55		0.50
Investor P	1,000.00	1,002.20	2.42		1,000.00	1,022.79	2.45		0.48
Class K	1,000.00	1,003.60	1.01		1,000.00	1,024.20	1.02		0.20

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2022 (continued)	iShares Municipal Bond Index Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

State	31.3%
Transportation	26.4
County/City/Special District/School District	15.4
Utilities	15.0
Health	6.1
Education	4.9
Tobacco	0.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	7.5%
2024	7.8
2025	11.5
2026	13.6
2027	1.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	22.2%
AA/Aa	60.0
A	14.6
BBB/Baa	2.6
N/R(e)	0.6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities (TIPS).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2022, the Fund’s Institutional Shares returned (2.81)%, and Investor A shares returned (3.15)% and Class K Shares returned (2.86)%. The Fund’s benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L), the (“Underlying Index”), returned (2.74)% for the same period.

Returns for the Fund’s respective share classes differ from the Underlying Index based on individual share-class expenses.

What factors influenced performance?

Returns for Treasury inflation-protected securities (“TIPS”) are influenced by changes in inflation expectations as well as the direction of nominal Treasury yields. For the 12-month period, the Bloomberg US TIPS Index posted a return of (11.85)% while the Fund’s benchmark, the Bloomberg US TIPS 0-5 Years Index (Series L), returned (1.40)%, with rising longer-term nominal Treasury yields weighing on returns for both indexes. The 10-year breakeven rate (the level of expected inflation required to compensate for TIPS lower yield relative to comparable maturity Treasuries) finished the year modestly lower after rising in the immediate aftermath of Russia’s invasion of Ukraine.

For much of the period, investors primarily focused on the impact of Russia’s war on Ukraine and Fed hiking of its benchmark overnight lending rate, along with persistently high inflation readings. Inflation had already breeched the Fed’s 2% target in late 2021 but spiked in the wake of Russia’s late-February 2022 invasion of Ukraine. U.S. year-over-year consumer price inflation broke the 8% mark in March and peaked at 9.1% in June 2022. The Fed responded aggressively by raising its benchmark overnight lending rate seven times in 2022, leaving the fed funds target range at 4.25%-4.50% at year-end, as compared to 0.0%-0.25% entering the year.

The 10-year U.S. Treasury yield finished the year at 3.88%, an increase of 236 basis points from its 1.52% starting point at the end of 2021. The two-year Treasury note began 2022 at 0.73% and ended the year at 4.41% for an increase of 368 basis points. As a result, the Treasury curve ended 2022 significantly inverted (meaning that yields were higher for shorter maturities), a development which has historically been a precursor to recession. Against this backdrop of rising rates, TIPS returns for the 12 months were negative.

The Master Portfolio held a small amount of cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the benchmark Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remains positioned to attempt to match the risk and return characteristics of the Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2022 (continued)	iShares Short-Term TIPS Bond Index Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on February 16, 2016.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.

(c)	An index that measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	Since Inception	(b)

Institutional	(2.81)%	2.45%	2.27%
Investor A	(3.15)	2.15	1.99
Class K	(2.86)	2.46	2.28

Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)	(2.74)	2.57	2.38

(a)	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on February 16, 2016.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 985.80	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%
Investor A	1,000.00	983.60	1.80		1,000.00	1,023.39	1.84		0.36
Class K	1,000.00	985.10	0.30		1,000.00	1,024.90	0.31		0.06

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	iShares Short-Term TIPS Bond Index Fund

Portfolio Information

ALLOCATION BY MATURITY

Period	Percent of Total Investments	(a)

1-2 Years	23.0%
2-3 Years	28.2
3-4 Years	22.6
4-5 Years	26.2

(a)	Exclude short-term securities.

FIVE LARGEST FUND HOLDINGS

Holding	Percent of Total Investments

U.S. Treasury Inflation-Indexed Notes, 0.63%, 01/15/24	5.2%
U.S. Treasury Inflation-Indexed Notes, 0.38%, 07/15/25	5.1
U.S. Treasury Inflation-Indexed Notes, 0.13%, 07/15/24	4.7
U.S. Treasury Inflation-Indexed Notes, 1.63%, 10/15/27	4.7
U.S. Treasury Inflation-Indexed Notes, 0.13%, 10/15/25	4.6

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2022	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2022, the Fund’s Institutional Shares returned (14.18)%, Investor A Shares returned (14.36)%, Investor P Shares returned (14.36)%, and Class K Shares returned (14.07)%. The MSCI EAFE Index returned (14.45)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

As developed markets started recovering from the Omicron Variant, investors’ attention shifted to rising inflation rates, the spike in commodity prices, and the financial and economic implications of the Russian invasion of Ukraine in February 2022. Those concerns dampened investors’ sentiment and market performance over the first quarter.

In response to rising inflation rates, the European Central Bank (“ECB”) announced their plan to end bond purchasing by the end of September 2022. Annual inflation in the eurozone rose from 5.9% in February 2022 to 7.5% in March 2022, fueled by increasing commodity prices. In the U.K., the Bank of England raised the interest rate by 0.5% over the quarter on top of an additional 0.15% raise in December 2021. The U.K. equity market proved more resilient than its developed markets peers, supported by its exposure to energy and materials.

In Japan, the manufacturing sector continued to suffer from supply chain disruption and the semiconductor shortage. The yen weakened and reached a six-year low against the U.S. dollar in March 2022.

Rising inflation and recession fears weighed down on developed markets performance. Global geopolitical tension intensified as the war in Ukraine continued with no sign of resolution. European countries were directly impacted by the reduction in gas supply from Russia and increased gas prices — peaking in the first half of June 2022 and driving inflation higher. Germany announced its energy emergency plan to prioritize industrial users with the allocation of gas supply. Similarly, the U.K. unveiled its new measures to help households facing larger energy bills in the upcoming fall.

Going into the second quarter of 2022, rising inflation and recession fears as a result of the ongoing elevated inflation, the Bank of England (“BoE”) raised the U.K. base rate to 1.25% in June 2022 while the ECB indicated a first-rate hike would likely be in July 2022 along with an end to asset purchase plan early in the third quarter of 2022. In Japan, the Yen weakened against the U.S. dollar breaching the 130 level for the first time in the last two decades as Bank of Japan (“BoJ”) kept its accommodative monetary policy unchanged.

Developed equity markets came under downward pressure over the quarter as recession fears remained elevated. Central banks’ hawkish tone on bringing inflation rates down, despite inherent risk to the growth outlook, weighed down on both equity and bond markets over the quarter. The energy crisis in Europe intensified worries over supply and high costs.

In the Eurozone, recession loomed amid the intensifying energy crisis. This increased geopolitical tension and weakened the euro, which dropped to parity with the U.S. dollar for the first time since the 1980’s. Inflation continued to rise particularly in the form of high gas and electricity prices. The ECB hiked policy rates by 0.75% in September 2022 with an expectation to bring the rates to 2% by year end.

In the U.K., the BoE used further tightening to contain inflation. U.K. markets reacted negatively to the fiscal policy announced by the newly formed government.

The Japanese Yen depreciated over the third quarter as the BoJ kept the policy rate unchanged. The Ministry of Finance intervened in the currency markets for the first time since 1998 which weighed down on investor sentiment and pushed equities into negative territory.

Ongoing concerns about an economic recession, tighter monetary policy, and geopolitical tension remained elevated. Developed markets posted strong positive gains over the fourth quarter on the back of optimism that inflation rates across developed markets had already peaked, and central banks would slow down the pace of tightening. However, in December 2022 central banks reiterated their plans to further tighten their monetary policy in their battle against high inflation rates.

In Europe, easing inflation pressures and the resolution of the fiscal and political turmoil in the U.K. supported the market performance during the fourth quarter. The BoE and the ECB raised interest rates over the quarter to 3.5% and 2.0% respectively.

In Japan, companies reported strong earnings supported by a weakened yen against the U.S. dollar. The BoJ surprised the market by loosening its yield curve control by 25 basis points as it dealt with the highest inflation in over 40 years.

In the fourth quarter of 2022, from a sector perspective within the MSCI EAFE Index, energy (+27.67)%, financials (-4.54)%, and materials (-10.41)% were among the best performers. While real estate (-20.89)%, consumer discretionary (-22.32)%, and information technology (-32.37)% were among the worst performers.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	iShares MSCI EAFE International Index Fund

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantitative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.

(c)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(14.18)%	N/A	1.71%	N/A	4.52%	N/A
Investor A	(14.36)	N/A	1.46	N/A	4.25	N/A
Investor P	(14.36)	(18.85)%	1.47	0.38%	4.27	3.71%
Class K	(14.07)	N/A	1.79	N/A	4.58	N/A

MSCI EAFE Index	(14.45)	N/A	1.54	N/A	4.67	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,059.60	$ 0.47		$ 1,000.00	$ 1,024.75	$ 0.46		0.09%
Investor A	1,000.00	1,059.10	1.76		1,000.00	1,023.49	1.73		0.34
Investor P	1,000.00	1,059.20	1.76		1,000.00	1,023.49	1.73		0.34
Class K	1,000.00	1,060.80	0.16		1,000.00	1,025.05	0.15		0.03

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2022 (continued)	iShares MSCI EAFE International Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Nestle SA, Registered Shares	2.2%
Novo Nordisk A/S, Class B	1.6
ASML Holding NV	1.5
Roche Holding AG	1.5
AstraZeneca PLC	1.5
Shell PLC	1.4
LVMH Moet Hennessy Louis Vuitton SE	1.4
Novartis AG, Registered Shares	1.4
BHP Group Ltd., Class DI	1.1
TotalEnergies SE	1.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	21.7%
United Kingdom	13.6
France	11.4
Switzerland	10.2
Australia	8.8
Germany	8.0
Netherlands	4.6
Sweden	3.0
Denmark	2.9
Hong Kong	2.8
Spain	2.5
Italy	1.9
Singapore	1.5
Finland	1.3
United States	1.1
Ireland	1.0
Other	3.9
Liabilities in Excess of Other Assets	(0.2)

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index (the “Underlying Index”) as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2022, the Fund’s Institutional Shares returned (20.39)%, Investor A Shares returned (20.57)%, Investor P Shares returned (20.57)%, and Class K Shares returned (20.32)%. The Russell 2000® Index returned (20.44)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

Geopolitical tension after the Russian invasion of Ukraine in February 2022 fueled existing concerns over rising inflation, interest rate hikes, and rallying commodity prices. On the other hand, economic data in the United States remained strong with robust employment numbers and corporate earnings results. This provided comfort to investors but added to U.S. policy makers challenges. Investors were concerned that the Fed may dampen growth in an effort to get inflation under control.

Commodity prices spiked in the first quarter 2022 and pushed expectations for a higher inflation rate. The Fed hiked the interest rate by 25 basis points and signaled hikes at all six-remaining meetings for the year in efforts to tackle the highest inflation rate in four decades.

Concerns about high inflation, growth outlook and recession fears increased in the United States during the second quarter. While the unemployment rate remained low and wage growth strong, consumer sentiment went down as consumers struggled with higher prices and borrowing costs. The increased expectation of an interest rate hike weighed down on U.S. equity market valuations.

As the Fed continued to grapple with inflation, their messaging evolved over the second quarter 2022. Initially, Chairman Jerome Powel adopted a more hawkish tone stating that they would not hesitate to raise interest rates beyond neutral to achieve its inflation target and would be willing to accept an increase in unemployment rate. But as risks to growth increased over the quarter and recession fears intensified, the number and magnitude of future rate hikes beyond July 2022 remained unclear.

The U.S. equity market rallied in July 2022 on the back of softened tone from the Fed signaling slower rate rise in 2023. However, the Fed’s hawkish tone later in the quarter at the Jackson Hole conference reaffirmed its commitment to fighting inflation. In their battle against the high inflation rate, the U.S. congress passed a new bill which aimed to reduce inflation by curbing the deficit.

U.S. economic data showed a decline in growth over the first two quarters of the year, but other economic data released over the quarter highlighted the resilience of the U.S. economy. The Labor market added 315,000 payroll jobs across the economy generating considerable household income gains.

The U.S. equity market rallied over the fourth quarter, despite tighter monetary policy. It posted positive return in October and November 2022 while contractionary monetary policy targeted a higher inflation rate. The Fed reiterated their plan in December 2022 to continue tightening monetary policy as inflation remained well above target. Market performance dampened in December 2022.

In the fourth quarter of 2022, from a Global Industry Classification Standard sector perspective, energy (+53.31)%, utilities (-1.34)%, and consumer staples (-9.07)% were among the best performers. While consumer discretionary (-30.24)%, information technology (-32.75)%, and communication services (-40.95)% were among the worst performers.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of December 31, 2022 (continued)	iShares Russell 2000 Small-Cap Index Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Underlying Index and in derivative instruments linked to the Underlying Index.

(c)

An index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(20.39)%	N/A	4.14%	N/A	9.02%	N/A
Investor A	(20.57)	N/A	3.87	N/A	8.75	N/A
Investor P	(20.57)	(24.74)%	3.88	2.76%	8.75	8.17%
Class K	(20.32)	N/A	4.19	N/A	9.08	N/A

Russell 2000® Index	(20.44)	N/A	4.13	N/A	9.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,039.40	$ 0.62		$ 1,000.00	$ 1,024.60	$ 0.61		0.12%
Investor A	1,000.00	1,037.80	1.90		1,000.00	1,023.34	1.89		0.37
Investor P	1,000.00	1,038.30	1.90		1,000.00	1,023.34	1.89		0.37
Class K	1,000.00	1,039.80	0.36		1,000.00	1,024.85	0.36		0.07

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

On November 19, 2018, the iShares Municipal Bond Index Fund acquired all of the assets and assumed certain stated liabilities, of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares performance of iShares Municipal Bond Index Fund shown prior to the Institutional and Class K Shares inception date of November 19, 2018 is that of Investor A Shares, which reflect the performance of Premier Shares of the Predecessor Fund. The performance of iShares Municipal Bond Index Fund’s Institutional and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Institutional Shares, Class K Shares and Investor A Shares have different expenses. The actual returns of Institutional and Class K Shares would have been higher than those of the Investor A Shares because Institutional and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance of iShares Municipal Bond Index Fund shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Investor P Shares (available in iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund’s distributor to offer such shares. Investor P Share performance of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Investor P Shares (available in iShares Municipal Bond Index Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors, the investment adviser of iShares Municipal Bond Index Fund and BlackRock Advisors, LLC, the investment adviser of iShares Short-Term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund (the “Manager”), each has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

A B O U T F U N D P E R F O R M A N C E	15

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.1%

State — 0.1%
Alabama Public School and College Authority, Refunding RB, Series A, 4.00%, 11/01/38	$395	$393,650

Arizona — 0.2%

County/City/Special District/School District — 0.2%
City of Phoenix Arizona, Refunding GO, 5.00%, 07/01/24.	650	672,138

California — 21.0%

County/City/Special District/School District — 4.2%
Contra Costa Community College District, GO, Series A, 4.00%, 08/01/39	1,000	1,000,034
El Camino Community College District Foundation, GO, CAB, Series C, 0.00%, 08/01/38(a)	680	365,327
Fremont Union High School District, Refunding GO, Series A, 5.00%, 08/01/44	1,350	1,440,336
Los Angeles Community College District, Refunding GO, Series A, 5.00%, 08/01/24(b)	1,000	1,037,536
Los Angeles County Facilities, Inc., RB, Series A, 4.00%, 12/01/48	1,000	956,039
Los Angeles Unified School District, GO, Series B-1, 5.00%, 07/01/33	1,500	1,654,655
Poway Unified School District, Refunding GO, Series B, 0.00%, 08/01/46(a)	995	310,862
Sacramento City Financing Authority, Refunding RB, Series E, (AMBAC), 5.25%, 12/01/30	250	287,190
San Diego Community College District, Refunding GO, 4.00%, 08/01/26(b)	500	525,077
San Diego Unified School District, GO
Series I, 5.00%, 07/01/41	1,000	1,060,493
Series L, 4.00%, 07/01/49	1,000	944,671
Series I, Election 2012, 5.00%, 07/01/47	2,075	2,183,565
San Massachusettsrcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/51(a)	350	91,578

		11,857,363

Education — 2.4%
California Educational Facilities Authority, RB
Series U-6, 5.00%, 05/01/45	1,260	1,446,986
Series U-7, 5.00%, 06/01/46	495	566,505
California State University, Refunding RB
Series A, 4.00%, 11/01/35	500	510,100
Series A, 4.00%, 11/01/38	500	501,706
Series A, 5.00%, 11/01/43	540	560,432
Series A, 5.00%, 11/01/48	1,030	1,091,101
Lodi Unified School District, GO, Series 2022, 3.00%, 08/01/43	975	774,209
University of California, Refunding RB
Series AR, 5.00%, 05/15/41	605	633,897
Series AY, 5.00%, 05/15/32	500	549,120

		6,634,056

Health — 0.4%
California Health Facilities Financing Authority, Refunding RB, Class A, 5.00%, 08/15/51	1,000	1,062,667

State — 5.2%
California State Public Works Board, RB
Series A, 5.00%, 03/01/38	1,000	1,002,703
Series C, 5.00%, 08/01/30	1,000	1,167,247

Security	Par (000)	Value

State (continued)
California State Public Works Board, Refunding RB
Series B, 5.00%, 10/01/26	$250	$272,047
Series C, 5.00%, 11/01/34	685	739,579
State of California, GO, 5.00%, 03/01/45	1,000	1,032,363
State of California, Refunding GO
5.00%, 12/01/23(b)	500	506,457
5.00%, 10/01/24	475	493,740
5.00%, 10/01/25	1,000	1,065,859
5.00%, 08/01/26	540	573,266
5.00%, 08/01/27	1,000	1,084,263
5.00%, 08/01/31	1,000	1,079,548
5.00%, 09/01/31	565	610,868
4.00%, 09/01/32	250	258,726
5.00%, 04/01/35	1,000	1,154,621
4.00%, 09/01/35	1,000	1,021,797
3.00%, 10/01/37	825	725,077
5.00%, 02/01/38	1,000	1,001,533
3.00%, 04/01/52	1,000	743,927

		14,533,621

Tobacco — 0.9%
Golden State Tobacco Securitization Corp., Refunding RB, Series A, (SAP), 5.00%, 06/01/25(b)	2,400	2,539,766

Transportation — 3.0%
Bay Area Toll Authority, RB, Series F-1, 4.00%, 04/01/56	1,000	947,410
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/38	500	502,264
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	500	526,689
City of Los Angeles Department of Airports, ARB, Sub-Series B, 5.00%, 05/15/42	1,500	1,571,020
City of Los Angeles Department of Airports, Refunding ARB
AMT, 3.00%, 05/15/31	1,210	966,488
AMT, 3.00%, 11/15/31(b)	55	55,632
Foothill-Eastern Transportation Corridor Agency, RB, Series A, Senior Lien, 4.00%, 01/15/46	1,000	923,373
Foothill-Eastern Transportation Corridor Agency, Refunding RB, CAB(a)
Series A, (AGM), 0.00%, 01/15/36	500	296,103
Series A, (AGM), 0.00%, 01/15/37	1,000	556,484
Riverside County Transportation Commission, Refunding RB, Series B-1, Senior Lien, 4.00%, 06/01/37	1,154	1,136,396
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 4.00%, 05/01/49	1,000	868,068

		8,349,927

Utilities — 4.9%
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/35	1,305	1,396,654
East Bay Municipal Utility District Water System Revenue, Refunding RB
Series B, 5.00%, 06/01/33	1,435	1,579,460
Series B-2, 5.00%, 06/01/34	1,000	1,220,169
Los Angeles Department of Water & Power, RB, Series D, 5.00%, 07/01/44	1,500	1,532,730
Los Angeles Department of Water & Power, Refunding RB
Series A, 5.00%, 07/01/30	1,500	1,573,412
Series A, 5.00%, 07/01/37	1,000	1,080,449

F U N D S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Sacramento Municipal Utility District, RB, Series A, 5.00%, 08/15/41	$575	$581,072
San Diego County Water Authority, RB, Series A, 5.00%, 05/01/47	1,550	1,712,228
San Diego Public Facilities Financing Authority, Refunding RB, Series A, Subordinate, 5.00%, 08/01/43	500	538,778
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series B, 4.00%, 10/01/42	1,500	1,479,375
State of California Department of Water Resources, Refunding RB, Series AW, 5.00%, 12/01/26(b)	1,000	1,089,572

		13,783,899

Total Municipal Bonds in California		58,761,299

Colorado — 3.2%

County/City/Special District/School District — 0.5%
City & County of Denver Colorado Dedicated Excise Tax Revenue, Refunding RB, Series A, 4.00%, 08/01/46	1,500	1,437,606

Health — 0.4%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	1,000	1,001,772

State — 0.2%
State of Colorado, COP, Series N, 4.00%, 03/15/43	500	477,558

Transportation — 1.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/35	1,000	1,048,415
Series D, AMT, 5.50%, 11/15/29	3,000	3,356,773
E-470 Public Highway Authority, Refunding RB, Series A, 5.00%, 09/01/40	400	401,753

		4,806,941

Utilities — 0.4%
Board of Water Commissioners City & County of Denver, RB, Series A, 4.00%, 12/15/26	1,230	1,231,242

Total Municipal Bonds in Colorado		8,955,119

Connecticut — 2.5%

Health — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,000	1,014,670

State — 2.1%
State of Connecticut Special Tax Revenue, RB
Series A, 5.00%, 09/01/24	400	414,820
Series A, 5.00%, 10/01/29	725	736,532
Series A, 4.00%, 05/01/36	1,000	1,017,906
Series A, 4.00%, 09/01/36	430	433,627
Series A, 4.00%, 05/01/39	500	491,238
State of Connecticut, GO
Series A, 5.00%, 10/15/23	850	863,765
Series A, 5.00%, 10/15/27	400	407,257
Series B, 5.00%, 06/15/28	400	421,891

Security	Par (000)	Value

State (continued)
State of Connecticut, GO (continued) Series B, 4.00%, 06/15/33	$850	$865,101
State of Connecticut, Refunding GO, Series B, 5.00%, 05/15/25	250	263,276

		5,915,413

Total Municipal Bonds in Connecticut		6,930,083

District of Columbia — 2.1%

State — 0.5%
District of Columbia, GO
Series D, 5.00%, 06/01/26	500	539,521
Series D, 4.00%, 06/01/34	1,000	1,033,479

		1,573,000

Transportation — 1.0%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 4.00%, 10/01/51	1,500	1,291,381
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 4.00%, 07/15/45	1,500	1,414,890

		2,706,271

Utilities — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Sub-Series A, 5.00%, 10/01/45	1,510	1,580,800

Total Municipal Bonds in District of Columbia		5,860,071

Florida — 2.8%

County/City/Special District/School District — 0.7%
County of Miami-Dade Florida Transit System, RB, Series A, 4.00%, 07/01/50	1,500	1,358,578
School Board of Miami-Dade County, Refunding COP, Series D, 5.00%, 02/01/27	500	531,110

		1,889,688

Health — 0.3%
City of Tampa Florida, RB, 5.00%, 07/01/50	1,000	1,009,267

State — 0.4%
State of Florida, Refunding GO, Series A, 5.00%, 07/01/25	1,000	1,057,379

Transportation — 1.4%
Central Florida Expressway Authority, Refunding RB, Series B, Senior Lien, 5.00%, 07/01/33	1,000	1,060,611
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/54	850	861,867
Miami-Dade County Expressway Authority, Refunding RB, Series B, 5.00%, 07/01/25	1,000	1,026,515
State of Florida Department of Transportation Turnpike System Revenue, RB, Series A, 4.00%, 07/01/48	1,000	949,694

		3,898,687

Total Municipal Bonds in Florida		7,855,021

Georgia — 2.7%

County/City/Special District/School District — 0.9%
Gwinnett County School District, GO, 5.00%, 02/01/40	1,400	1,527,948
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,000	1,062,994

		2,590,942

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State — 0.9%
State of Georgia, GO, Series A, 5.00%, 02/01/29	$650	$697,067
State of Georgia, Refunding GO, Series C, 5.00%, 07/01/28	1,710	1,886,413

		2,583,480

Transportation — 0.7%
City of Atlanta Georgia Department of Aviation, Refunding RB, Series A, 5.00%, 07/01/29	1,000	1,136,122
Georgia Ports Authority, ARB, 5.25%, 07/01/52	750	832,554

		1,968,676

Utilities — 0.2%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 05/01/25(b)	500	525,860

Total Municipal Bonds in Georgia		7,668,958

Illinois — 4.5%

County/City/Special District/School District — 0.1%
City of Chicago Illinois, Refunding GO, Series A, 5.50%, 01/01/39	150	157,505

Health — 0.3%
Illinois Finance Authority, Refunding RB, 5.00%, 12/01/40	1,000	988,809

State — 1.9%
Metropolitan Pier & Exposition Authority, Refunding RB, Class B, (AGM), 0.00%, 06/15/46(a)	1,105	347,132
State of Illinois, GO
5.00%, 05/01/39	1,500	1,488,329
Series C, 5.00%, 11/01/29	1,000	1,024,457
Series D, 5.00%, 11/01/24	1,000	1,018,965
Series D, 5.00%, 11/01/26	500	515,396
State of Illinois, Refunding GO
Series A, 5.00%, 10/01/25	500	512,309
Series A, 5.00%, 10/01/28	500	516,836

		5,423,424

Transportation — 1.8%
Chicago O’Hare International Airport, ARB, Series E, Senior Lien, 5.00%, 01/01/24	410	418,198
Chicago O’Hare International Airport, Refunding ARB
Series B, Senior Lien, 4.00%, 01/01/44	1,000	938,058
Series B, Senior Lien, 5.00%, 01/01/48	1,000	1,021,141
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB, 5.00%, 06/01/28	190	204,276
Illinois State Toll Highway Authority, RB
Series A, 4.00%, 01/01/46	1,000	935,078
Series B, 5.00%, 01/01/41	1,000	1,026,000
Illinois State Toll Highway Authority, Refunding RB
Series A, 5.00%, 01/01/25	100	104,286
Series A, 5.00%, 01/01/30	250	279,941

		4,926,978

Utilities — 0.4%
Illinois Finance Authority, RB, 5.00%, 07/01/36	1,085	1,218,058

Total Municipal Bonds in Illinois		12,714,774

Security	Par (000)	Value

Indiana — 0.0%

State — 0.0%
Indiana Finance Authority, Refunding RB, Series C, 5.00%, 12/01/24	$100	$104,368

Kansas — 0.8%

County/City/Special District/School District — 0.1%
University of Kansas Hospital Authority, Refunding RB, Series A, 5.00%, 03/01/27(b)	155	169,266

Health — 0.1%
University of Kansas Hospital Authority, Refunding RB, Series A, 5.00%, 03/01/47	425	432,402

Transportation — 0.6%
State of Kansas Department of Transportation, RB
5.00%, 09/01/27	1,000	1,060,318
5.00%, 09/01/34	500	525,161

		1,585,479

Total Municipal Bonds in Kansas		2,187,147

Maryland — 2.2%

State — 1.8%
State of Maryland, GO
5.00%, 06/01/33	1,500	1,784,997
Series A, 5.00%, 03/15/28	450	503,022
Series A, 5.00%, 03/15/30	1,000	1,158,350
Series A, 5.00%, 03/15/31	400	438,132
State of Maryland, Refunding GO, Series B, 5.00%, 08/01/25	1,000	1,059,887

		4,944,388

Transportation — 0.4%
State of Maryland Department of Transportation, ARB
4.00%, 12/15/28	405	409,902
4.00%, 11/01/29	695	710,682

		1,120,584

Total Municipal Bonds in Maryland		6,064,972

Massachusetts — 3.2%

Education — 0.8%
Massachusetts Development Finance Agency, RB, Series P, 5.00%, 07/01/50	500	571,008
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 07/15/40	1,000	1,151,764
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/24(b)	400	416,330

		2,139,102

Health — 0.4%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/34	1,000	1,079,115

State — 2.0%
Commonwealth of Massachusetts, GO
5.00%, 11/01/31	1,000	1,182,751
Series A, 5.00%, 03/01/26	725	778,522
Series B, 3.00%, 02/01/48	1,000	748,009
Series E, 4.00%, 04/01/46	530	504,521

F U N D S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Commonwealth of Massachusetts, GO (continued)
Series F, 5.00%, 11/01/42	$1,000	$1,055,064
Series G, 4.00%, 09/01/32	1,325	1,374,532

		5,643,399

Total Municipal Bonds in Massachusetts		8,861,616

Michigan — 1.3%

Education — 0.2%
University of Michigan, Refunding RB, 5.00%, 04/01/26(b)	585	628,512

Health — 0.4%
Michigan Finance Authority, Refunding RB, Series A, 5.00%, 12/01/41	1,000	1,043,745

State — 0.7%
Michigan State Building Authority, Refunding RB, Series I, 3.00%, 10/15/51	1,000	750,667
State of Michiganchigan Trunk Line Revenue, RB, BAB, Series B, 5.00%, 11/15/45	1,000	1,103,795

		1,854,462

Total Municipal Bonds in Michigan		3,526,719

Minnesota — 0.4%

Health — 0.4%
City of Rochester Minnesota, Refunding RB, 5.00%, 11/15/57	1,000	1,071,173

Missouri — 0.4%

Utilities — 0.4%
Metropolitan St Louis Sewer District, Refunding RB
Series B, 5.00%, 05/01/25(b)	330	346,305
Series B, 5.00%, 05/01/45	705	734,172

Total Municipal Bonds in Missouri		1,080,477

New Jersey — 5.6%

Health — 0.3%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	1,000	897,376

State — 2.5%
New Jersey Economic Development Authority, RB, Series EEE, 5.00%, 06/15/48	1,000	1,010,610
New Jersey Economic Development Authority, Refunding RB
Series NN, 5.00%, 03/01/23(b)	1,000	1,002,896
Series NN, 5.00%, 03/01/25	500	501,382
New Jersey Transportation Trust Fund Authority, RB, Series S, 5.00%, 06/15/46	500	506,661
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(a)	530	243,804
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/36	1,000	1,047,614
State of New Jersey, GO
Series A, 5.00%, 06/01/29	1,000	1,130,143
Series A, 4.00%, 06/01/31	1,500	1,592,458

		7,035,568

Transportation — 2.8%
New Jersey Transportation Trust Fund Authority, RB
Series A, 0.00%, 12/15/25(a)	100	90,036
Series AA, 5.00%, 06/15/25	150	153,766
Series AA, 4.75%, 06/15/38	280	281,218

Security	Par (000)	Value

Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series AA, 3.00%, 06/15/50	$1,000	$702,495
New Jersey Transportation Trust Fund Authority, RB, CAB(a)
Series A, 0.00%, 12/15/32	250	164,448
Series A, 0.00%, 12/15/35	3,075	1,703,638
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 4.00%, 12/15/31	1,000	1,016,557
Series D, 5.00%, 12/15/24	250	258,808
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/34	1,000	1,028,803
New Jersey Turnpike Authority, Refunding RB
Series E, 5.00%, 01/01/29	1,000	1,103,986
Series E, 5.00%, 01/01/32	1,100	1,210,455

		7,714,210

Total Municipal Bonds in New Jersey		15,647,154

New York — 24.1%

County/City/Special District/School District — 5.8%
City of New York, GO
Series B-1, 5.00%, 12/01/41	1,390	1,455,379
Series D, 5.00%, 12/01/35	500	543,621
Series D, 4.00%, 12/01/41	1,000	961,112
Series F-1, 5.00%, 03/01/43	1,000	1,061,252
Series F-1, 5.00%, 03/01/50	1,000	1,053,245
City of New York, Refunding GO, Series I, 5.00%, 08/01/26	165	165,258
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	910	959,314
Nassau County Interim Finance Authority, Refunding RB, Series A, 4.00%, 11/15/34	310	336,519
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/45	300	279,188
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
5.00%, 05/01/37	1,000	1,053,974
Series A-1, 5.00%, 08/01/36	500	541,844
Series A-1, 5.00%, 08/01/42	1,000	1,058,675
Series C-1, 5.00%, 02/01/32	2,285	2,690,963
Sub-Series I, 5.00%, 05/01/42	1,620	1,624,116
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B-1, 5.00%, 11/01/30	1,400	1,629,096
New York State Thruway Authority, Refunding RB, Series A-3, 4.00%, 03/15/56	1,000	911,912

		16,325,468

Education — 1.4%
New York State Dormitory Authority, RB
5.00%, 10/01/45	1,500	1,712,978
Series A, 4.00%, 07/01/41	1,000	965,508
Series A, 5.00%, 10/01/48	1,000	1,140,099

		3,818,585

State — 7.3%
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 5.00%, 07/15/31	1,000	1,039,504

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series -2A, Subordinate, (SAW), 4.00%, 07/15/36	$1,455	$1,460,830
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/35	740	805,100
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/24(c)	600	615,401
Series A, 5.00%, 03/15/27	1,000	1,093,670
Series A, 5.00%, 03/15/28	250	278,555
Series A, 4.00%, 03/15/43	500	476,097
Series A, 3.00%, 03/15/51	2,000	1,493,936
Series D, 4.00%, 02/15/47	1,000	934,649
Series E, 5.00%, 03/15/27(c)	500	547,674
Series E, 5.00%, 09/15/28(b)	5	5,616
Series E, 5.00%, 03/15/29	995	1,121,358
Series E, 4.00%, 03/15/39	1,000	974,775
Series E, 3.00%, 03/15/41	1,500	1,229,763
New York State Thruway Authority, Refunding RB, Series A-1, 4.00%, 03/15/44	2,460	2,325,985
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	1,000	915,303
New York State Urban Development Corp., Refunding RB
Series A, 5.00%, 03/15/24	1,000	1,025,748
Series A, 5.00%, 03/15/27(c)	600	655,959
Series A, 5.00%, 03/15/39	1,000	1,079,760
Series E, 3.00%, 03/15/47	715	551,863
Series E, 3.00%, 03/15/50	1,130	852,155
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/24(b)	1,000	1,038,719

		20,522,420

Transportation — 5.2%
Metropolitan Transportation Authority, RB
Series A, 4.00%, 11/15/48	500	411,732
Series D1, 5.00%, 11/15/44	300	290,395
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/37	1,075	1,091,704
Series B-1, 5.00%, 11/15/47	1,000	1,038,380
Series D, 5.00%, 11/15/25	1,235	1,235,509
Series D-1, 5.00%, 11/15/34(d)	1,000	1,024,822
Sub-Series C-1, 5.00%, 11/15/34	1,000	1,020,572
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	1,000	907,969
Port Authority of New York & New Jersey, Refunding ARB
179th Series, 5.00%, 12/01/32	1,000	1,018,472
194th Series, 5.00%, 10/15/34	1,395	1,465,206
194th Series, 5.00%, 10/15/41	835	868,198
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/42	1,000	945,964
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/31	1,000	1,068,719
Series A, 5.00%, 11/15/40	600	619,043
Series B, 5.00%, 11/15/38	1,000	1,061,880
Senior Lien, 5.00%, 11/15/28	415	467,500

		14,536,065

Security	Par (000)	Value

Utilities — 4.4%
New York City Municipal Water Finance Authority, RB
Series CC-1, 5.00%, 06/15/48	$1,000	$1,037,367
Series DD-1, 4.00%, 06/15/49	1,000	927,979
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 5.00%, 06/15/35	2,500	2,556,941
Series DD, 5.00%, 06/15/39	420	428,432
Series EE, 5.00%, 06/15/36	1,000	1,054,456
New York Power Authority, RB, (AGM), 4.00%, 11/15/52	1,000	934,397
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/50	1,000	919,373
New York State Environmental Facilities Corp., Refunding RB, Series A, Subordinate, 4.00%, 06/15/46	1,475	1,442,057
Utility Debt Securitization Authority, Refunding RB
Series TE, Restructured, 5.00%, 12/15/34	1,000	1,017,672
Series TE, Restructured, 5.00%, 12/15/41	2,000	2,030,279

		12,348,953

Total Municipal Bonds in New York		67,551,491

North Carolina(a) — 0.2%

Transportation — 0.2%
North Carolina Turnpike Authority, RB, Series B, (AGC), 0.00%, 01/01/34	500	318,660
North Carolina Turnpike Authority, RB, CAB, 0.00%, 01/01/49	1,000	293,186

Total Municipal Bonds in North Carolina		611,846

Ohio — 1.8%

State — 0.2%
State of Ohio, Refunding GO, Series B, 5.00%, 09/15/25 .	510	541,648

Transportation — 0.4%
Ohio Turnpike & Infrastructure Commission, RB, Series A, 5.00%, 02/15/46	1,000	1,075,856

Utilities — 1.2%
American Municipal Power, Inc., Refunding RB, 5.00%, 02/15/33	1,000	1,126,276
Ohio Water Development Authority Water Pollution Control Loan Fund, RB, Series A, 5.00%, 12/01/28	2,000	2,204,028

		3,330,304

Total Municipal Bonds in Ohio		4,947,808

Oregon — 0.3%

State — 0.3%
State of Oregon Department of Transportation, Refunding RB, Series A, Subordinate, 4.00%, 11/15/42	1,000	985,285

Pennsylvania — 3.7%

Health — 0.7%
Geisinger Authority, Refunding RB, 5.00%, 04/01/50	1,000	1,024,891
Pennsylvania Higher Educational Facilities Authority, RB, 5.00%, 08/15/49	1,000	1,037,740

		2,062,631

State — 1.8%
Commonwealth of Pennsylvania, GO 5.00%, 10/01/31	1,000	1,154,493

F U N D S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Commonwealth of Pennsylvania, GO (continued)
1st Series, 5.00%, 03/15/29	$1,000	$1,046,353
2nd Series, 5.00%, 10/15/26	685	696,413
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 5.00%, 01/01/28	1,105	1,197,833
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	1,000	1,000,657

		5,095,749

Transportation — 1.2%
Delaware River Port Authority, ARB, Series A, 5.00%, 01/01/39	125	133,966
Delaware River Port Authority, Refunding RB, Series B, 5.00%, 01/01/26	250	266,566
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/47	1,000	1,033,583
Series C, 5.00%, 12/01/23(b)	760	773,215
Series C, 5.00%, 12/01/43	240	241,881
Series A, Subordinate, 4.00%, 12/01/46	425	391,221
Series A, Subordinate, 4.00%, 12/01/50	480	428,541

		3,268,973

Total Municipal Bonds in Pennsylvania		10,427,353

South Carolina — 0.4%

Utilities — 0.4%
South Carolina Public Service Authority, Refunding RB
Series A, 4.00%, 12/01/40	750	697,264
Series B, 5.00%, 12/01/51	305	307,003

Total Municipal Bonds in South Carolina		1,004,267

Tennessee — 0.3%

Transportation — 0.3%
Metropolitan Nashville Airport Authority, ARB, Series A, 5.00%, 07/01/45	900	911,141

Texas — 9.0%

County/City/Special District/School District — 1.8%
Carrollton-Farmers Branch Independent School District, GO, Series A, (PSF), 4.00%, 02/15/23(b)	445	445,471
County of Williamson Texax, GO, 4.00%, 02/15/26	1,000	1,039,436
Cypress-Fairbanks Independent School District, Refunding GO, Series C, (PSF), 5.00%, 02/15/44	500	509,380
Dallas Area Rapid Transit, Refunding RB
Series A, 5.00%, 12/01/23	800	814,200
Series B, Senior Lien, 4.00%, 12/01/51	1,780	1,670,346
Lewisville Independent School District, Refunding GO, Series B, 5.00%, 08/15/28	570	602,007

		5,080,840

Education — 0.2%
Board of Regents of the University of Texas System, RB, Series E, 5.00%, 08/15/27	400	442,206

Health — 0.4%
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,025,772

Security	Par (000)	Value

State — 0.7%
State of Texas, Refunding GO
5.00%, 04/01/24(b)	$1,000	$1,026,776
Series A, 5.00%, 10/01/36	1,000	1,044,855

		2,071,631

Transportation — 4.2%
Central Texas Regional Mobility Authority, RB
Series C, 5.00%, 01/01/27	1,000	1,049,912
Series A, Senior Lien, 5.00%, 07/01/25(b)	1,000	1,056,883
Central Texas Turnpike System, RB
Series A, (AMBAC), 0.00%, 08/15/30(a)	270	206,429
Series C, 5.00%, 08/15/37	1,000	1,002,689
Dallas Fort Worth International Airport, Refunding RB, Series A, 4.00%, 11/01/34	1,250	1,281,354
Grand Parkway Transportation Corp., RB, Series A, 5.00%, 10/01/35	695	751,385
Grand Parkway Transportation Corp., Refunding RB, 4.00%, 10/01/49	500	443,025
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/31	1,000	1,105,422
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	1,000	1,055,068
Series A, 5.00%, 01/01/43	1,815	1,886,563
Series B, 5.00%, 01/01/34	1,000	1,036,996
State of Texas, Refunding GO, Series A, 5.00%, 10/01/24(b)	1,000	1,038,758

		11,914,484

Utilities — 1.7%
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,033,069
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.00%, 03/01/49	1,000	902,186
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/26	500	533,696
Texas Water Development Board, RB
Series A, 4.00%, 10/15/37	1,180	1,192,754
Series B, 5.00%, 04/15/49	1,000	1,054,437

		4,716,142

Total Municipal Bonds in Texas		25,251,075

Utah — 0.2%

State — 0.2%
State of Utah, GO, 5.00%, 07/01/25	450	476,379

Virginia — 2.1%

County/City/Special District/School District — 0.7%
City of Alexandria Virginia, GO, Series A, (SAW), 3.00%, 07/15/46	1,000	800,690
County of Fairfax Virginia, Refunding GO, Series A, (SAW), 4.00%, 10/01/27	1,000	1,044,778

		1,845,468

Health — 0.3%
Fairfax County Industrial Development Authority, Refunding RB, 4.00%, 05/15/42	1,000	956,885

State — 0.4%
Virginia College Building Authority, Refunding RB, Series E, 5.00%, 02/01/30	1,000	1,107,162

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 0.5%
Virginia Commonwealth Transportation Board, Refunding RB
5.00%, 09/15/23	$10	$10,146
5.00%, 03/15/27	285	312,171
Series A, 5.00%, 05/15/31	1,000	1,105,869

		1,428,186

Utilities — 0.2%
City of Richmond Virginia Public Utility Revenue, Refunding RB, 5.00%, 01/15/26	500	535,347

Total Municipal Bonds in Virginia		5,873,048

Washington — 2.4%

County/City/Special District/School District — 0.2%
Central Puget Sound Regional Transit Authority, Refunding RB, Series S-1, 5.00%, 11/01/25(b)	485	516,460

Health — 0.7%
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 10/01/38	2,000	2,095,195

State — 0.8%
State of Washington, Refunding GO
Series B, 5.00%, 07/01/30	1,000	1,060,935
Series R, 5.00%, 07/01/31	1,000	1,040,294

		2,101,229

Transportation — 0.7%
Central Puget Sound Regional Transit Authority, RB, Series S-1, 5.00%, 11/01/46	1,000	1,152,675
Port of Seattle Washington, Refunding ARB, AMT, Intermediate Lien, 4.00%, 08/01/47	1,000	870,217

		2,022,892

Total Municipal Bonds in Washington		6,735,776

Wisconsin — 1.0%

Health — 0.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 11/15/39	1,000	1,020,522

Security	Par (000)	Value

State — 0.7%
State of Wisconsin, Refunding GO 5.00%, 11/01/27	$770	$843,736
Series 2, 5.00%, 11/01/26	980	1,066,751

		1,910,487

Total Municipal Bonds in Wisconsin		2,931,009

Total Long-Term Investments — 98.5% (Cost: $287,747,030)		276,061,217

	Shares

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.09%(e)(f)	2,517,331	2,517,079

Total Short-Term Securities — 0.9% (Cost: $2,517,106)		2,517,079

Total Investments — 99.4% (Cost: $290,264,136)		278,578,296

Other Assets Less Liabilities — 0.6%		1,677,861

Net Assets — 100.0%		$280,256,157

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$725,084	$1,792,500	(a)	$—	$(478)	$(27)	$2,517,079	2,517,331	$29,806	$—

(a)	Represents net amount purchased (sold).

F U N D S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2022	iShares Municipal Bond Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$276,061,217	$—	$276,061,217
Short-Term Securities
Money Market Funds	2,517,079	—	—	2,517,079

	$2,517,079	$276,061,217	$—	$278,578,296

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Bonds
2.38%, 01/15/25 - 01/15/27	$8,237	$8,308,212
2.00%, 01/15/26	2,703	2,699,185
U.S. Treasury Inflation-Indexed Notes
0.63%, 01/15/24 - 01/15/26	13,003	12,626,502
0.50%, 04/15/24	4,130	4,015,748
0.13%, 07/15/24 - 04/15/27	51,225	48,593,359
0.25%, 01/15/25	6,681	6,408,422
0.38%, 07/15/25 - 07/15/27	20,372	19,340,923
1.63%, 10/15/27(a)	6,740	6,732,126

Total Long-Term Investments — 80.1% (Cost: $115,808,146)		108,724,477

	Shares

Short-Term Securities

Money Market Funds — 5.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(b)(c)	7,055,575	7,055,575

Security	Par (000)	Value

U.S. Treasury Obligations — 17.5%
U.S. Treasury Inflation-Indexed Notes
0.13%, 01/15/23	$8,711	$8,699,744
0.63%, 04/15/23	7,250	7,176,505
0.38%, 07/15/23	8,047	7,951,294

		23,827,543

Total Short-Term Securities — 22.7% (Cost: $31,137,672)		30,883,118

Total Investments — 102.8% (Cost: $146,945,818)		139,607,595

Liabilities in Excess of Other Assets — (2.8)%		(3,847,438)

Net Assets — 100.0%		$135,760,157

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$2,879,900	$4,175,675	(a)	$—	$—	$—	$7,055,575	7,055,575	$37,445	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Treasury Obligations	$—	$108,724,477	$—	$108,724,477
Short-Term Securities
Money Market Funds	7,055,575	—	—	7,055,575
U.S. Treasury Obligations	—	23,827,543	—	23,827,543

	$ 7,055,575	$ 132,552,020	$ —	$ 139,607,595

See notes to financial statements.

F U N D S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments December 31, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.8%
Ampol Ltd.	130,389	$2,506,395
ANZ Group Holdings Ltd.	1,603,927	25,837,523
APA Group	645,774	4,720,224
Aristocrat Leisure Ltd.	323,158	6,658,932
ASX Ltd.	104,856	4,829,269
Aurizon Holdings Ltd.	1,002,325	2,539,328
BHP Group Ltd., Class DI	2,724,352	84,392,091
BlueScope Steel Ltd.	255,182	2,908,367
Brambles Ltd.	778,175	6,381,505
Cochlear Ltd.	35,673	4,926,704
Coles Group Ltd.	719,106	8,151,517
Commonwealth Bank of Australia	918,316	63,781,466
Computershare Ltd.	291,896	5,142,048
CSL Ltd.	259,236	50,549,501
Dexus	585,584	3,074,353
Endeavour Group Ltd.	717,791	3,123,770
Fortescue Metals Group Ltd.	914,799	12,786,285
Glencore PLC	5,305,890	35,383,090
Goodman Group	907,403	10,671,380
GPT Group	1,031,149	2,940,847
IDP Education Ltd.	109,773	2,023,032
IGO Ltd.	367,071	3,357,728
Insurance Australia Group Ltd.	1,316,858	4,233,263
Lendlease Corp. Ltd.	372,045	1,974,846
Lottery Corp. Ltd.(a)	1,209,911	3,687,908
Macquarie Group Ltd.	196,141	22,142,054
Medibank Pvt Ltd.	1,502,340	2,997,226
Mineral Resources Ltd.	91,753	4,813,037
Mirvac Group	2,104,615	3,044,792
National Australia Bank Ltd.	1,727,437	35,073,200
Newcrest Mining Ltd.	477,783	6,699,620
Northern Star Resources Ltd.	626,407	4,687,602
Orica Ltd.	246,184	2,517,086
Origin Energy Ltd.	940,654	4,923,311
Pilbara Minerals Ltd.(a)	1,366,416	3,460,106
Qantas Airways Ltd.(a)	501,114	2,028,363
QBE Insurance Group Ltd.	791,755	7,182,557
Ramsay Health Care Ltd.	97,608	4,286,074
REA Group Ltd.	28,716	2,159,631
Reece Ltd.	123,343	1,179,001
Rio Tinto Ltd.	199,455	15,742,104
Rio Tinto PLC	605,085	42,588,301
Santos Ltd.	1,724,800	8,482,903
Scentre Group	2,778,732	5,408,967
SEEK Ltd.	180,897	2,571,763
Sonic Healthcare Ltd.	244,048	4,966,627
South32 Ltd.	2,502,264	6,860,278
Stockland	1,276,685	3,144,293
Suncorp Group Ltd.	683,289	5,567,991
Telstra Corp. Ltd.	2,167,050	5,860,657
Transurban Group	1,651,772	14,532,045
Treasury Wine Estates Ltd.	385,450	3,560,946
Vicinity Ltd.	2,117,115	2,858,735
Washington H Soul Pattinson & Co. Ltd.	114,268	2,143,818
Wesfarmers Ltd.	610,354	19,035,282
Westpac Banking Corp.	1,884,175	29,829,333
WiseTech Global Ltd.	79,996	2,751,257

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	1,021,836	$24,747,025
Woolworths Group Ltd.	652,770	14,906,274

		679,333,631

Austria — 0.2%
Erste Group Bank AG	185,042	5,920,457
OMV AG	79,767	4,103,290
Verbund AG	36,881	3,100,208
voestalpine AG	62,425	1,653,582

		14,777,537

Belgium — 0.9%
Ageas SA/NV	87,607	3,887,284
Anheuser-Busch InBev SA	467,444	28,154,591
D’ieteren Group	13,447	2,580,651
Elia Group SA	17,721	2,519,265
Groupe Bruxelles Lambert NV	53,865	4,304,763
KBC Group NV	133,633	8,603,998
Sofina SA	8,209	1,812,574
Solvay SA	39,419	3,985,496
UCB SA	68,782	5,419,571
Umicore SA	112,688	4,144,640
Warehouses De Pauw CVA	87,478	2,505,962

		67,918,795

Chile — 0.0%
Antofagasta PLC	210,715	3,933,542

China — 0.2%
BOC Hong Kong Holdings Ltd.	1,983,534	6,733,693
Budweiser Brewing Co. APAC Ltd.(b)	931,200	2,910,927
Futu Holdings Ltd., ADR(a)	32,839	1,334,906
Wilmar International Ltd.	1,047,983	3,264,858

		14,244,384

Denmark — 2.9%
AP Moller - Maersk A/S, Class A	1,686	3,715,706
AP Moller - Maersk A/S, Class B	2,699	6,041,991
Carlsberg A/S, Class B	52,291	6,936,241
Chr Hansen Holding A/S	55,923	4,022,696
Coloplast A/S, Class B	63,405	7,428,063
Danske Bank A/S	368,028	7,258,656
Demant A/S(a)	50,272	1,401,870
DSV A/S	100,681	15,921,406
Genmab A/S(a)	35,360	14,950,024
Novo Nordisk A/S, Class B	890,893	120,997,134
Novozymes A/S, B Shares	110,779	5,620,225
Orsted A/S(b)	101,805	9,203,746
Pandora A/S	49,494	3,498,309
ROCKWOOL A/S, B Shares	4,684	1,096,538
Tryg A/S	195,257	4,640,390
Vestas Wind Systems A/S	545,328	15,907,569

		228,640,564

Finland — 1.3%
Elisa OYJ	76,858	4,073,867
Fortum OYJ	240,327	4,002,421
Kesko OYJ, B Shares	147,935	3,268,798
Kone OYJ, Class B	183,941	9,522,944
Neste OYJ	226,996	10,468,365
Nokia OYJ	2,910,095	13,519,420
Nordea Bank Abp	1,835,437	19,661,112
Orion OYJ, Class B	58,048	3,182,366
Sampo OYJ, A Shares	257,214	13,434,146

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Stora Enso OYJ, R Shares	297,870	$4,199,817
UPM-Kymmene OYJ	286,835	10,733,752
Wartsila OYJ Abp	256,984	2,166,902

		98,233,910

France — 11.4%
Accor SA(a)	93,467	2,331,773
Aeroports de Paris(a)(c)	15,985	2,141,534
Air Liquide SA	281,425	39,944,138
Airbus SE	318,109	37,823,919
Alstom SA	173,039	4,233,675
Amundi SA(b)	31,911	1,809,638
Arkema SA	31,530	2,835,960
AXA SA	1,005,842	28,018,234
BioMerieux	22,757	2,390,930
BNP Paribas SA	597,844	34,040,719
Bollore SE	484,142	2,705,579
Bouygues SA	121,636	3,648,077
Bureau Veritas SA	158,988	4,189,967
Capgemini SE	88,081	14,725,028
Carrefour SA	322,427	5,392,895
Cie de Saint-Gobain	268,885	13,154,069
Cie Generale des Etablissements Michelin SCA	365,484	10,181,386
Covivio	25,449	1,510,615
Credit Agricole SA	648,535	6,822,158
Danone SA	345,499	18,209,752
Dassault Aviation SA	13,537	2,295,781
Dassault Systemes SE	358,058	12,875,641
Edenred	134,183	7,302,959
Eiffage SA	44,689	4,395,790
Electricite de France SA	305,795	3,925,901
Engie SA	981,841	14,046,285
EssilorLuxottica SA	154,808	28,009,869
Eurazeo SE	23,899	1,487,893
Gecina SA	24,288	2,474,460
Getlink SE	240,250	3,847,159
Hermes International	17,044	26,381,578
Ipsen SA	19,808	2,130,558
Kering SA	40,263	20,490,947
Klepierre SA	117,064	2,701,909
La Francaise des Jeux SAEM(b)	56,850	2,287,560
Legrand SA	143,500	11,506,073
L’Oreal SA	129,873	46,507,203
LVMH Moet Hennessy Louis Vuitton SE	149,403	108,719,420
Orange SA	1,070,753	10,624,135
Pernod Ricard SA	112,746	22,179,668
Publicis Groupe SA	123,652	7,899,172
Remy Cointreau SA	12,566	2,118,796
Renault SA(a)	101,937	3,401,498
Safran SA	183,941	23,039,314
Sanofi	612,812	59,091,335
Sartorius Stedim Biotech	14,792	4,806,926
Schneider Electric SE	291,974	41,003,246
SEB SA	12,745	1,069,325
Societe Generale SA	426,497	10,698,095
Sodexo SA	47,503	4,545,009
Teleperformance	31,596	7,553,503
Thales SA	57,865	7,393,338
TotalEnergies SE	1,334,258	83,755,558
Ubisoft Entertainment SA(a)	50,784	1,434,689
Unibail-Rodamco-Westfield(a)(c)	63,475	3,318,229
Valeo	107,906	1,928,045

Security	Shares	Value

France (continued)
Veolia Environnement SA	357,727	$9,191,584
Vinci SA	287,160	28,626,083
Vivendi SE	393,094	3,755,200
Wendel SE	14,316	1,337,242
Worldline SA(a)(b)	127,977	5,011,893

		881,278,915

Germany — 7.5%
Adidas AG	92,878	12,587,412
Allianz SE, Registered Shares	219,817	46,943,592
BASF SE	494,291	24,338,192
Bayer AG, Registered Shares	528,704	27,212,420
Bayerische Motoren Werke AG	178,096	15,767,722
Bechtle AG	45,325	1,602,155
Beiersdorf AG	54,442	6,221,181
Brenntag SE	83,161	5,303,580
Carl Zeiss Meditec AG	21,220	2,667,224
Commerzbank AG(a)	574,766	5,373,840
Continental AG, Class A	59,855	3,568,226
Covestro AG(b)	102,689	4,000,355
Daimler Truck Holding AG(a)	242,852	7,465,686
Delivery Hero SE(a)(b)(c)	89,352	4,287,976
Deutsche Bank AG, Registered Shares	1,112,260	12,503,536
Deutsche Boerse AG	102,251	17,606,604
Deutsche Lufthansa AG, Registered Shares(a)	315,292	2,598,970
Deutsche Post AG, Registered Shares	533,452	19,965,308
Deutsche Telekom AG, Registered Shares	1,744,291	34,705,410
E.ON SE	1,211,606	12,045,783
Evonik Industries AG	114,987	2,193,241
Fresenius Medical Care AG & Co. KGaA	109,961	3,591,603
Fresenius SE & Co. KGaA	226,958	6,339,364
GEA Group AG	79,884	3,248,685
Hannover Rueck SE	32,667	6,445,450
HeidelbergCement AG	78,253	4,434,206
HelloFresh SE(a)	88,140	1,923,642
Henkel AG & Co. KGaA	55,830	3,587,896
Infineon Technologies AG	702,798	21,359,356
Knorr-Bremse AG	39,938	2,172,721
LEG Immobilien SE	39,902	2,602,356
Mercedes-Benz Group AG, Registered Shares	431,810	28,238,158
Merck KGaA	69,391	13,388,315
MTU Aero Engines AG	28,564	6,145,121
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	75,396	24,388,369
Nemetschek SE	31,191	1,594,681
Puma SE	56,062	3,388,571
Rational AG	2,780	1,650,838
Rheinmetall AG	23,293	4,637,079
RWE AG	345,352	15,267,213
SAP SE	561,965	58,017,647
Scout24 SE(b)	43,874	2,208,336
Siemens AG, Registered Shares	411,694	56,752,513
Siemens Energy AG(a)	233,089	4,376,512
Siemens Healthineers AG(b)	152,605	7,612,180
Symrise AG	71,890	7,807,613
Telefonica Deutschland Holding AG	566,180	1,390,545
United Internet AG, Registered Shares(d)	51,161	1,031,641
Volkswagen AG	15,983	2,507,343
Vonovia SE	384,885	9,066,514
Zalando SE(a)(b)	119,686	4,213,522

		578,346,403

F U N D S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong — 2.8%
AIA Group Ltd.	6,482,083	$71,584,115
CK Asset Holdings Ltd.	1,076,089	6,599,839
CK Hutchison Holdings Ltd.	1,443,617	8,648,490
CK Infrastructure Holdings Ltd.	338,844	1,768,100
CLP Holdings Ltd.	889,261	6,478,772
ESR Group Ltd.(b)	1,080,000	2,257,788
Galaxy Entertainment Group Ltd.	1,171,058	7,699,298
Hang Lung Properties Ltd.	1,070,565	2,085,471
Hang Seng Bank Ltd.	408,648	6,778,014
Henderson Land Development Co. Ltd.	794,774	2,766,768
HK Electric Investments & HK Electric Investments Ltd., Class SS	1,402,616	927,407
HKT Trust & HKT Ltd., Class SS	2,068,417	2,531,997
Hong Kong & China Gas Co. Ltd.	6,058,383	5,745,816
Hong Kong Exchanges & Clearing Ltd.	648,243	27,855,156
Hongkong Land Holdings Ltd.	599,693	2,759,076
Jardine Matheson Holdings Ltd.	85,286	4,338,570
Link REIT	1,133,743	8,295,977
MTR Corp. Ltd.	836,033	4,421,653
New World Development Co. Ltd.	802,824	2,252,062
Power Assets Holdings Ltd.	762,118	4,165,332
Sino Land Co. Ltd.	1,861,975	2,322,413
SITC International Holdings Co. Ltd.	724,000	1,604,701
Sun Hung Kai Properties Ltd.	779,588	10,648,676
Swire Pacific Ltd., Class A	269,700	2,364,157
Swire Properties Ltd.	612,136	1,550,476
Techtronic Industries Co., Ltd.	740,131	8,220,514
WH Group Ltd.(b)	4,419,607	2,577,683
Wharf Real Estate Investment Co. Ltd.	904,245	5,266,446
Xinyi Glass Holdings Ltd.	996,000	1,840,184

		216,354,951

Ireland — 1.0%
AerCap Holdings NV(a)	72,496	4,227,967
AIB Group PLC	575,953	2,210,741
Bank of Ireland Group PLC	576,467	5,493,336
CRH PLC	410,636	16,331,051
Experian PLC	495,489	16,781,387
Flutter Entertainment PLC(a)	90,206	12,361,038
James Hardie Industries PLC	239,140	4,304,108
Kerry Group PLC, Class A	85,517	7,724,769
Kingspan Group PLC	82,349	4,458,694
Smurfit Kappa Group PLC	131,997	4,891,852

		78,784,943

Isle of Man — 0.1%
Entain PLC	320,024	5,096,400

Israel — 0.7%
Azrieli Group Ltd.	22,913	1,528,027
Bank Hapoalim BM	684,060	6,159,221
Bank Leumi Le-Israel BM	832,789	6,936,138
Bezeq The Israeli Telecommunication Corp. Ltd.	1,136,095	1,948,981
Check Point Software Technologies Ltd.(a)	54,997	6,938,421
CyberArk Software Ltd.(a)(c)	21,866	2,834,927
Elbit Systems Ltd.	14,341	2,332,301
ICL Group Ltd.	377,522	2,727,770
Isracard Ltd.	1	4
Israel Discount Bank Ltd., Class A	659,245	3,460,984
Mizrahi Tefahot Bank Ltd.	82,721	2,669,839
Nice Ltd.(a)	33,912	6,523,924
Teva Pharmaceutical Industries Ltd., ADR(a)	602,279	5,492,784

Security	Shares	Value

Israel (continued)
Tower Semiconductor Ltd.(a)	59,659	$2,604,133
Wix.com Ltd.(a)(c)	31,066	2,386,801
ZIM Integrated Shipping Services Ltd.(c)	44,224	760,211

		55,304,466

Italy — 1.9%
Amplifon SpA	67,692	2,021,268
Assicurazioni Generali SpA	593,406	10,552,239
Davide Campari-Milano NV	284,052	2,883,780
DiaSorin SpA	13,521	1,891,933
Enel SpA	4,377,060	23,540,449
Eni SpA	1,358,277	19,313,966
Ferrari NV	67,773	14,533,131
FinecoBank Banca Fineco SpA	325,247	5,401,084
Infrastrutture Wireless Italiane SpA(b)	183,357	1,849,743
Intesa Sanpaolo SpA	8,888,232	19,691,066
Mediobanca Banca di Credito Finanziario SpA	325,753	3,130,180
Moncler SpA	110,625	5,878,262
Nexi SpA(a)(b)	279,444	2,205,913
Poste Italiane SpA(b)	285,755	2,787,959
Prysmian SpA	137,589	5,112,188
Recordati Industria Chimica e Farmaceutica SpA	56,310	2,340,681
Snam SpA	1,092,879	5,299,192
Telecom Italia SpA(a)	5,304,271	1,229,271
Terna - Rete Elettrica Nazionale	761,489	5,623,743
UniCredit SpA	1,034,689	14,681,766

		149,967,814

Japan — 21.7%
Advantest Corp.	101,300	6,488,118
Aeon Co. Ltd.	352,246	7,437,840
AGC, Inc.	104,648	3,472,821
Aisin Corp.	80,846	2,143,629
Ajinomoto Co., Inc.	245,354	7,498,835
ANA Holdings, Inc.(a)	86,711	1,836,360
Asahi Group Holdings Ltd.	247,102	7,691,694
Asahi Intecc Co. Ltd.	116,200	1,895,485
Asahi Kasei Corp.	669,068	4,762,815
Astellas Pharma, Inc.	987,143	15,010,129
Azbil Corp.	61,600	1,546,606
Bandai Namco Holdings, Inc.	107,104	6,713,216
Bridgestone Corp.	308,441	10,920,994
Brother Industries Ltd.	127,663	1,929,457
Canon, Inc.	537,148	11,626,061
Capcom Co. Ltd.	93,700	2,990,950
Central Japan Railway Co.	77,740	9,544,882
Chiba Bank Ltd.	292,770	2,136,092
Chubu Electric Power Co., Inc.	349,011	3,608,941
Chugai Pharmaceutical Co. Ltd.	362,530	9,246,962
Concordia Financial Group Ltd.	592,670	2,474,648
CyberAgent, Inc.	231,716	2,062,916
Dai Nippon Printing Co. Ltd.	117,568	2,361,889
Daifuku Co. Ltd.	55,176	2,571,981
Dai-ichi Life Holdings, Inc.	527,300	11,908,211
Daiichi Sankyo Co. Ltd.	943,062	30,354,045
Daikin Industries Ltd.	134,068	20,339,923
Daito Trust Construction Co. Ltd.	33,170	3,396,037
Daiwa House Industry Co. Ltd.	323,076	7,442,456
Daiwa House REIT Investment Corp.	1,164	2,595,323
Daiwa Securities Group, Inc.	727,752	3,215,792
Denso Corp.	232,890	11,420,884
Dentsu Group, Inc.	114,682	3,597,652

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Disco Corp.	15,459	$4,406,137
East Japan Railway Co.	162,144	9,235,386
Eisai Co. Ltd.	136,015	8,970,466
ENEOS Holdings, Inc.	1,663,063	5,663,419
FANUC Corp.	103,151	15,436,185
Fast Retailing Co. Ltd.	31,441	19,132,902
Fuji Electric Co. Ltd.	67,094	2,532,078
FUJIFILM Holdings Corp.	192,908	9,645,677
Fujitsu Ltd.	105,604	14,078,864
GLP J-REIT	2,256	2,598,184
GMO Payment Gateway, Inc.	23,300	1,926,885
Hakuhodo DY Holdings, Inc.	129,792	1,302,600
Hamamatsu Photonics KK	75,487	3,602,821
Hankyu Hanshin Holdings, Inc.	124,563	3,690,503
Hikari Tsushin, Inc.	11,206	1,577,292
Hirose Electric Co. Ltd.	16,192	2,030,822
Hitachi Construction Machinery Co. Ltd.	57,505	1,281,581
Hitachi Ltd.	521,113	26,220,467
Honda Motor Co. Ltd.	877,335	20,011,141
Hoshizaki Corp.	57,030	2,005,290
Hoya Corp.	196,878	18,856,681
Hulic Co. Ltd.	208,767	1,639,354
Ibiden Co. Ltd.	61,100	2,203,417
Idemitsu Kosan Co. Ltd.	112,000	2,622,097
Iida Group Holdings Co. Ltd.	77,222	1,172,465
Inpex Corp.	560,000	6,017,431
Isuzu Motors Ltd.	312,382	3,621,404
Ito En Ltd.	29,800	1,084,541
ITOCHU Corp.	639,673	20,068,300
Itochu Techno-Solutions Corp.	52,300	1,213,138
Japan Airlines Co. Ltd.(a)	75,162	1,530,874
Japan Exchange Group, Inc.	273,936	3,948,181
Japan Metropolitan Fund Invest	3,726	2,964,083
Japan Post Bank Co. Ltd.	227,200	1,947,773
Japan Post Holdings Co. Ltd.	1,279,529	10,765,901
Japan Post Insurance Co. Ltd.	108,300	1,904,686
Japan Real Estate Investment Corp.	681	2,991,151
Japan Tobacco, Inc.	644,941	13,002,151
JFE Holdings, Inc.	268,512	3,115,678
JSR Corp.	98,728	1,933,219
Kajima Corp.	230,677	2,684,459
Kakaku.com, Inc.	74,416	1,194,053
Kansai Electric Power Co., Inc.	377,151	3,662,460
Kao Corp.	254,707	10,111,979
KDDI Corp.	867,975	26,322,979
Keio Corp.	54,429	1,993,716
Keisei Electric Railway Co. Ltd.	67,587	1,920,231
Keyence Corp.	104,680	40,641,435
Kikkoman Corp.	77,364	4,072,178
Kintetsu Group Holdings Co. Ltd.	92,998	3,070,447
Kirin Holdings Co. Ltd.	440,655	6,716,213
Kobayashi Pharmaceutical Co. Ltd.	29,065	1,992,189
Kobe Bussan Co. Ltd.	81,100	2,337,398
Koei Tecmo Holdings Co. Ltd.	62,400	1,128,598
Koito Manufacturing Co. Ltd.	114,494	1,706,895
Komatsu Ltd.	498,954	10,784,448
Konami Group Corp.	49,799	2,259,020
Kose Corp.	18,259	1,983,899
Kubota Corp.	546,189	7,461,725
Kurita Water Industries Ltd.	55,629	2,297,740
Kyocera Corp.	174,000	8,636,776
Kyowa Kirin Co. Ltd.	146,897	3,364,525
Lasertec Corp.	40,400	6,596,132

Security	Shares	Value

Japan (continued)
Lixil Corp.	160,027	$2,412,582
M3, Inc.	236,313	6,419,041
Makita Corp.	117,739	2,742,755
Marubeni Corp.	832,564	9,537,809
Mazda Motor Corp.	300,698	2,254,047
McDonald’s Holdings Co. Japan Ltd.	45,294	1,721,461
MEIJI Holdings Co. Ltd.	60,734	3,113,116
MINEBEA MITSUMI, Inc.	198,408	2,939,629
MISUMI Group, Inc.	154,356	3,354,820
Mitsubishi Chemical Group Corp.	695,509	3,600,663
Mitsubishi Corp.	679,597	22,062,963
Mitsubishi Electric Corp.	1,035,521	10,260,914
Mitsubishi Estate Co. Ltd.	636,582	8,246,014
Mitsubishi HC Capital, Inc.	350,773	1,725,294
Mitsubishi Heavy Industries Ltd.	171,205	6,765,429
Mitsubishi UFJ Financial Group, Inc.	6,433,070	43,187,857
Mitsui & Co. Ltd.	751,300	21,882,141
Mitsui Chemicals, Inc.	96,551	2,168,612
Mitsui Fudosan Co. Ltd.	489,120	8,939,631
Mitsui OSK Lines Ltd.	185,800	4,642,739
Mizuho Financial Group, Inc.	1,297,951	18,285,910
MonotaRO Co. Ltd.	133,100	1,874,830
MS&AD Insurance Group Holdings, Inc.	239,824	7,667,132
Murata Manufacturing Co. Ltd.	309,125	15,244,554
NEC Corp.	132,474	4,645,761
Nexon Co. Ltd.	267,948	6,015,618
NGK Insulators Ltd.	125,968	1,596,971
Nidec Corp.(c)	240,420	12,371,809
Nihon M&A Center Holdings, Inc.	166,000	2,042,588
Nintendo Co. Ltd.	594,120	24,980,709
Nippon Building Fund, Inc.	830	3,711,603
Nippon Express Holdings, Inc.	41,270	2,356,908
Nippon Paint Holdings Co. Ltd.	443,080	3,479,991
Nippon Prologis REIT, Inc.	1,170	2,743,152
Nippon Sanso Holdings Corp.	93,793	1,358,630
Nippon Shinyaku Co. Ltd.	26,200	1,486,840
Nippon Steel Corp.	434,156	7,533,095
Nippon Telegraph & Telephone Corp.	643,232	18,344,015
Nippon Yusen KK	259,166	6,111,301
Nissan Chemical Corp.	69,311	3,022,459
Nissan Motor Co. Ltd.	1,249,915	3,911,513
Nisshin Seifun Group, Inc.	107,573	1,351,976
Nissin Foods Holdings Co. Ltd.	33,141	2,624,581
Nitori Holdings Co. Ltd.	43,623	5,699,888
Nitto Denko Corp.	76,726	4,419,011
Nomura Holdings, Inc.	1,557,418	5,770,973
Nomura Real Estate Holdings, Inc.	64,058	1,369,738
Nomura Real Estate Master Fund, Inc.	2,258	2,797,418
Nomura Research Institute Ltd.	213,963	5,086,740
NTT Data Corp.	342,617	4,992,866
Obayashi Corp.	353,734	2,671,962
Obic Co. Ltd.	37,594	5,519,140
Odakyu Electric Railway Co. Ltd.	161,185	2,087,414
Oji Holdings Corp.	423,626	1,711,020
Olympus Corp.	663,712	11,706,274
Omron Corp.	99,628	4,814,801
Ono Pharmaceutical Co. Ltd.	193,231	4,516,499
Open House Group Co. Ltd.	44,100	1,605,676
Oracle Corp. Japan	20,235	1,315,710
Oriental Land Co. Ltd.	107,504	15,644,430
ORIX Corp.	640,600	10,253,862
Osaka Gas Co. Ltd.	203,208	3,274,311
Otsuka Corp.	61,182	1,928,478

F U N D S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Otsuka Holdings Co. Ltd.	208,855	$6,811,333
Pan Pacific International Holdings Corp.	206,136	3,828,793
Panasonic Holdings Corp.	1,188,557	9,947,056
Persol Holdings Co. Ltd.	94,175	2,003,077
Rakuten Group, Inc.(a)	469,200	2,114,718
Recruit Holdings Co. Ltd.	775,794	24,283,884
Renesas Electronics Corp.(a)	626,708	5,539,007
Resona Holdings, Inc.	1,162,899	6,387,122
Ricoh Co. Ltd.	312,981	2,382,144
Rohm Co. Ltd.	47,700	3,419,582
SBI Holdings, Inc.	129,597	2,469,180
SCSK Corp.	80,500	1,218,507
Secom Co. Ltd.	113,257	6,462,197
Seiko Epson Corp.	147,203	2,141,661
Sekisui Chemical Co. Ltd.	202,278	2,819,411
Sekisui House Ltd.	333,799	5,917,940
Seven & i Holdings Co. Ltd.	405,459	17,376,490
SG Holdings Co. Ltd.	157,204	2,179,740
Sharp Corp.	130,269	935,729
Shimadzu Corp.	127,863	3,619,786
Shimano, Inc.	39,470	6,237,004
Shimizu Corp.	288,506	1,539,447
Shin-Etsu Chemical Co. Ltd.	201,826	24,645,410
Shionogi & Co. Ltd.	141,821	7,075,891
Shiseido Co. Ltd.	215,378	10,556,469
Shizuoka Financial Group, Inc.	243,901	1,954,498
SMC Corp.	30,741	12,836,010
SoftBank Corp.	1,545,800	17,488,662
SoftBank Group Corp.	649,100	27,452,341
Sompo Holdings, Inc.	168,742	7,465,667
Sony Group Corp.	678,668	51,729,144
Square Enix Holdings Co. Ltd.	46,000	2,135,571
Subaru Corp.	332,846	5,039,311
SUMCO Corp.	192,215	2,546,577
Sumitomo Chemical Co. Ltd.	803,160	2,879,829
Sumitomo Corp.	606,140	10,075,918
Sumitomo Electric Industries Ltd.	380,480	4,298,833
Sumitomo Metal Mining Co. Ltd.	132,915	4,670,480
Sumitomo Mitsui Financial Group, Inc.	702,627	28,268,377
Sumitomo Mitsui Trust Holdings, Inc.	181,326	6,327,469
Sumitomo Realty & Development Co. Ltd.	167,049	3,936,998
Suntory Beverage & Food Ltd.	75,340	2,565,491
Suzuki Motor Corp.	198,319	6,351,627
Sysmex Corp.	89,322	5,392,421
T&D Holdings, Inc.	288,906	4,135,614
Taisei Corp.	98,610	3,179,700
Takeda Pharmaceutical Co. Ltd.	808,908	25,275,681
TDK Corp.	208,274	6,775,898
Terumo Corp.	348,806	9,888,851
TIS, Inc.	119,700	3,145,928
Tobu Railway Co. Ltd.	99,398	2,318,455
Toho Co. Ltd.	59,082	2,277,367
Tokio Marine Holdings, Inc.	988,061	21,107,337
Tokyo Electric Power Co. Holdings, Inc.(a)	838,212	3,018,754
Tokyo Electron Ltd.	80,393	23,621,770
Tokyo Gas Co. Ltd.	213,355	4,177,448
Tokyu Corp.	285,765	3,598,915
Toppan, Inc.	142,200	2,099,936
Toray Industries, Inc.	739,014	4,109,930
Toshiba Corp.	211,170	7,338,006
Tosoh Corp.	143,974	1,712,087
TOTO Ltd.	76,087	2,580,829

Security	Shares	Value

Japan (continued)
Toyota Industries Corp.	79,400	$4,313,457
Toyota Motor Corp.	5,707,045	77,858,605
Toyota Tsusho Corp.	114,581	4,214,786
Trend Micro, Inc.(a)	71,634	3,350,132
Unicharm Corp.	217,602	8,331,159
USS Co. Ltd.	117,663	1,866,967
Welcia Holdings Co. Ltd.	52,200	1,216,798
West Japan Railway Co.	118,440	5,142,583
Yakult Honsha Co. Ltd.	69,582	4,529,618
Yamaha Corp.	76,564	2,841,122
Yamaha Motor Co. Ltd.	162,127	3,664,275
Yamato Holdings Co. Ltd.	155,462	2,463,490
Yaskawa Electric Corp.	127,945	4,082,138
Yokogawa Electric Corp.	122,363	1,942,019
Z Holdings Corp.	1,417,527	3,540,296
ZOZO, Inc.	65,951	1,628,709

		1,677,735,500

Jordan — 0.0%
Hikma Pharmaceuticals PLC	88,757	1,654,067

Luxembourg — 0.2%
ArcelorMittal SA	283,443	7,477,832
Aroundtown SA(c)	522,175	1,216,364
Eurofins Scientific SE	72,890	5,233,365
Tenaris SA	255,127	4,474,341

		18,401,902

Macau — 0.1%
Sands China Ltd.(a)	1,290,860	4,234,314

Netherlands — 4.6%
ABN AMRO Bank NV(b)	223,273	3,091,875
Adyen NV(a)(b)	11,663	16,191,147
Aegon NV	953,446	4,830,798
Akzo Nobel NV	97,652	6,552,696
Argenx SE(a)	29,749	11,167,943
ASM International NV	25,194	6,392,585
ASML Holding NV(c)	218,749	119,273,250
Euronext NV(b)	46,744	3,460,513
EXOR NV(a)	58,364	4,273,078
Heineken Holding NV	54,047	4,174,071
Heineken NV	139,196	13,111,173
IMCD NV	31,054	4,442,010
ING Groep NV, Series N(a)	2,028,998	24,715,525
JDE Peet’s NV	55,298	1,599,485
Just Eat Takeaway.com NV(a)(b)	96,310	2,049,911
Koninklijke Ahold Delhaize NV	562,770	16,180,348
Koninklijke DSM NV	94,465	11,599,788
Koninklijke KPN NV	1,768,814	5,474,929
Koninklijke Philips NV	473,028	7,117,751
NN Group NV	149,621	6,118,329
OCI NV	56,965	2,036,639
Prosus NV	446,383	30,819,793
QIAGEN NV(a)	122,714	6,168,894
Randstad NV	65,299	3,989,924
Stellantis NV	1,184,342	16,829,919
Universal Music Group NV	392,054	9,480,908
Wolters Kluwer NV	141,158	14,770,097

		355,913,379

New Zealand — 0.2%
Auckland International Airport Ltd.(a)	665,635	3,301,277
Fisher & Paykel Healthcare Corp. Ltd.	313,723	4,488,777
Mercury NZ Ltd.	390,836	1,380,721

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Meridian Energy Ltd.	697,683	$2,320,625
Spark New Zealand Ltd.	997,546	3,415,368
Xero Ltd.(a)	72,899	3,476,103

		18,382,871

Norway — 0.8%
Adevinta ASA(a)	151,091	1,000,482
Aker BP ASA	170,060	5,285,953
DNB Bank ASA	502,714	9,928,656
Equinor ASA	516,213	18,552,821
Gjensidige Forsikring ASA	107,778	2,113,958
Kongsberg Gruppen ASA	48,483	2,063,618
Mowi ASA	224,039	3,817,690
Norsk Hydro ASA	732,925	5,476,682
Orkla ASA	407,149	2,938,529
Salmar ASA	31,789	1,246,650
Telenor ASA	378,311	3,534,549
Yara International ASA	89,995	3,952,306

		59,911,894

Portugal — 0.2%
EDP - Energias de Portugal SA	1,493,926	7,446,930
Galp Energia SGPS SA	265,813	3,585,982
Jeronimo Martins SGPS SA	155,331	3,360,660

		14,393,572

Singapore — 1.5%
CapitaLand Ascendas REIT	1,842,075	3,772,696
CapitaLand Integrated Commercial Trust	2,836,601	4,326,416
Capitaland Investment Ltd.	1,416,230	3,914,024
City Developments Ltd.	215,978	1,327,686
DBS Group Holdings Ltd.	974,809	24,673,978
Genting Singapore Ltd.	3,308,525	2,361,154
Grab Holdings Ltd., Class A(a)(c)	711,123	2,289,816
Jardine Cycle & Carriage Ltd.	53,200	1,135,912
Keppel Corp. Ltd.	781,142	4,236,272
Mapletree Logistics Trust	1,728,141	2,054,946
Mapletree Pan Asia Commercial Trust	1,303,700	1,628,895
Oversea-Chinese Banking Corp. Ltd.	1,822,387	16,576,493
Sea Ltd., ADR(a)	195,715	10,183,051
Singapore Airlines Ltd.	726,599	3,000,030
Singapore Exchange Ltd.	419,326	2,803,983
Singapore Technologies Engineering Ltd.	859,079	2,149,686
Singapore Telecommunications Ltd.	4,446,846	8,525,903
United Overseas Bank Ltd.	635,205	14,549,901
UOL Group Ltd.	251,599	1,264,985
Venture Corp. Ltd.	149,027	1,899,525

		112,675,352

South Africa — 0.3%
Anglo American PLC	683,842	26,779,165

Spain — 2.5%
Acciona SA	13,240	2,436,578
ACS Actividades de Construccion y Servicios SA	125,981	3,604,764
Aena SME SA(a)(b)	40,306	5,052,692
Amadeus IT Group SA(a)	244,396	12,678,705
Banco Bilbao Vizcaya Argentaria SA	3,267,805	19,682,856
Banco Santander SA	9,192,196	27,485,698
CaixaBank SA	2,401,216	9,414,661
Cellnex Telecom SA(b)	294,353	9,764,046
Corp. ACCIONA Energias Renovables SA	35,466	1,370,427
EDP Renovaveis SA	157,610	3,473,020
Enagas SA	102,462	1,703,789

Security	Shares	Value

Spain (continued)
Endesa SA	172,034	$3,242,244
Ferrovial SA	265,902	6,962,036
Grifols SA (a)	161,562	1,865,784
Iberdrola SA	3,225,239	37,649,790
Industria de Diseno Textil SA	591,435	15,709,125
Naturgy Energy Group SA	79,344	2,062,072
Red Electrica Corp. SA	180,542	3,139,292
Repsol SA	780,888	12,429,406
Telefonica SA	2,819,718	10,207,675

		189,934,660

Sweden — 3.0%
Alfa Laval AB	156,916	4,539,162
Assa Abloy AB, Class B	536,438	11,538,380
Atlas Copco AB, A Shares	1,445,537	17,127,293
Atlas Copco AB, B Shares	837,542	8,936,280
Boliden AB	146,627	5,507,631
Electrolux AB, Class B	119,474	1,614,203
Embracer Group AB(a)(c)	353,249	1,603,731
Epiroc AB, Class A	357,153	6,503,437
Epiroc AB, Class B	209,144	3,364,540
EQT AB	161,631	3,433,896
Essity AB, Class B	326,305	8,545,007
Evolution AB(b)	98,464	9,590,826
Fastighets AB Balder, B Shares(a)	347,918	1,623,830
Getinge AB, B Shares	123,691	2,571,609
H & M Hennes & Mauritz AB, B Shares	389,344	4,195,735
Hexagon AB, B Shares	1,047,490	10,983,020
Holmen AB, B Shares	50,621	2,011,930
Husqvarna AB, B Shares	226,578	1,591,354
Industrivarden AB, A Shares	68,159	1,657,836
Industrivarden AB, C Shares	84,949	2,061,071
Indutrade AB	146,476	2,970,458
Investment AB Latour, B Shares	81,794	1,546,880
Investor AB, A Shares	268,320	4,992,009
Investor AB, B Shares	980,497	17,747,931
Kinnevik AB, Class B(a)	133,698	1,840,242
L E Lundbergforetagen AB, B Shares	40,695	1,734,963
Lifco AB, B Shares	124,388	2,082,042
Nibe Industrier AB, B Shares	814,434	7,601,744
Sagax AB, Class B	102,761	2,334,759
Sandvik AB	574,279	10,378,131
Securitas AB, B Shares	262,025	2,186,456
Skandinaviska Enskilda Banken AB, Class A	875,867	10,083,744
Skanska AB, B Shares	180,843	2,866,810
SKF AB, B Shares, B Shares	203,601	3,109,705
Svenska Cellulosa AB SCA, Class B	324,414	4,108,594
Svenska Handelsbanken AB, A Shares	785,217	7,905,556
Swedbank AB, A Shares	487,301	8,288,535
Swedish Orphan Biovitrum AB(a)	91,255	1,888,701
Tele2 AB, B Shares	302,910	2,471,090
Telefonaktiebolaget LM Ericsson, B Shares	1,570,723	9,203,512
Telia Co. AB	1,422,258	3,634,250
Volvo AB, A Shares	108,306	2,056,328
Volvo AB, B Shares	811,512	14,658,826
Volvo Car AB, Class B(a)(c)	320,854	1,460,981

		236,153,018

Switzerland — 10.2%
ABB Ltd., Registered Shares	846,554	25,800,851
Adecco Group AG, Registered Shares	86,874	2,857,708
Alcon, Inc.	268,918	18,452,872
Bachem Holding AG	17,301	1,501,214

F U N D S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Baloise Holding AG, Registered Shares	24,472	$3,773,747
Banque Cantonale Vaudoise, Registered Shares	16,223	1,555,411
Barry Callebaut AG, Registered Shares	1,936	3,823,117
BKW AG	11,375	1,556,362
Chocoladefabriken Lindt & Spruengli AG	582	5,930,603
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	58	5,967,241
Cie Financiere Richemont SA, Registered Shares, Class A	280,921	36,424,195
Clariant AG, Registered Shares	113,243	1,798,461
Coca-Cola HBC AG, Class DI	107,165	2,533,251
Credit Suisse Group AG, Registered Shares	1,848,864	5,519,688
EMS-Chemie Holding AG, Registered Shares	3,789	2,566,292
Geberit AG, Registered Shares	19,414	9,164,967
Givaudan SA, Registered Shares	4,966	15,210,392
Holcim AG, Registered Shares	298,140	15,432,701
Julius Baer Group Ltd.	119,748	6,969,462
Kuehne & Nagel International AG, Registered Shares	29,157	6,778,494
Logitech International SA, Registered Shares	93,168	5,777,295
Lonza Group AG, Registered Shares	40,076	19,672,323
Nestle SA, Registered Shares	1,481,122	171,083,443
Novartis AG, Registered Shares	1,164,233	105,360,081
Partners Group Holding AG	12,214	10,815,291
Roche Holding AG	392,444	124,371,893
Schindler Holding AG	21,905	4,119,942
Schindler Holding AG, Registered Shares	12,731	2,296,057
SGS SA, Registered Shares	3,427	7,982,642
SIG Group AG	165,638	3,619,384
Sika AG, Registered Shares	78,598	18,895,212
Sonova Holding AG, Registered Shares	29,112	6,914,059
STMicroelectronics NV	367,064	13,043,995
Straumann Holding AG, Registered Shares	59,848	6,862,836
Swatch Group AG	15,672	4,454,305
Swatch Group AG, Registered Shares	27,652	1,437,820
Swiss Life Holding AG, Registered Shares	17,019	8,772,590
Swiss Prime Site AG, Registered Shares	40,825	3,538,416
Swiss Re AG	162,037	15,150,682
Swisscom AG, Registered Shares	13,911	7,620,602
Temenos AG, Registered Shares	34,125	1,877,328
UBS Group AG, Registered Shares	1,803,417	33,518,703
VAT Group AG(b)	14,767	4,053,797
Zurich Insurance Group AG	80,972	38,710,867

		793,566,592

United Arab Emirates — 0.0%
NMC Health PLC(a)(e)	45,379	1

United Kingdom — 13.6%
3i Group PLC	523,784	8,447,243
Abrdn PLC	1,150,097	2,613,476
Admiral Group PLC	98,162	2,519,907
Ashtead Group PLC	238,334	13,538,503
Associated British Foods PLC	190,225	3,606,430
AstraZeneca PLC	833,863	112,837,800
Auto Trader Group PLC(b)	514,017	3,200,963
AVEVA Group PLC	64,084	2,480,501
Aviva PLC	1,512,294	8,022,182
BAE Systems PLC	1,698,330	17,541,034
Barclays PLC	8,657,697	16,473,964
Barratt Developments PLC	558,777	2,668,883
Berkeley Group Holdings PLC	58,770	2,679,288
BP PLC	10,134,017	58,472,687
British American Tobacco PLC	1,159,170	45,854,628

Security	Shares	Value

United Kingdom (continued)
British Land Co. PLC	461,531	$2,191,238
BT Group PLC	3,743,003	5,054,079
Bunzl PLC	181,207	6,028,783
Burberry Group PLC	211,604	5,144,548
CNH Industrial NV	552,825	8,868,414
Coca-Cola Europacific Partners PLC	110,198	6,096,153
Compass Group PLC	960,037	22,169,194
Croda International PLC	74,961	5,965,288
DCC PLC	53,429	2,627,206
Diageo PLC	1,230,863	53,877,157
GSK PLC	2,188,803	37,829,595
Haleon PLC(a)	2,733,335	10,814,756
Halma PLC	204,395	4,867,655
Hargreaves Lansdown PLC	191,083	1,967,763
HSBC Holdings PLC	10,754,585	66,651,906
Imperial Brands PLC	483,956	12,055,885
Informa PLC	782,825	5,839,689
InterContinental Hotels Group PLC	99,446	5,706,092
Intertek Group PLC	85,913	4,179,856
J Sainsbury PLC	950,052	2,491,813
JD Sports Fashion PLC	1,379,623	2,096,511
Johnson Matthey PLC	100,704	2,573,710
Kingfisher PLC(c)	1,074,022	3,051,537
Land Securities Group PLC	379,850	2,837,919
Legal & General Group PLC	3,225,059	9,669,153
Lloyds Banking Group PLC	36,732,766	20,045,541
London Stock Exchange Group PLC	177,359	15,238,897
M&G PLC	1,379,425	3,119,236
Melrose Industries PLC	2,371,133	3,820,141
Mondi PLC	264,052	4,465,357
National Grid PLC	1,962,463	23,509,036
NatWest Group PLC	2,871,287	9,157,194
Next PLC	69,904	4,898,222
Ocado Group PLC(a)	312,917	2,322,788
Pearson PLC	359,207	4,056,100
Persimmon PLC	174,614	2,560,298
Phoenix Group Holdings PLC	406,533	2,978,049
Prudential PLC	1,479,502	20,173,435
Reckitt Benckiser Group PLC	384,820	26,674,306
RELX PLC	1,035,974	28,642,636
Rentokil Initial PLC	1,353,361	8,314,728
Rolls-Royce Holdings PLC(a)	4,451,265	4,971,949
Sage Group PLC	551,326	4,964,526
Schroders PLC	394,970	2,075,367
Segro PLC	655,554	6,039,133
Severn Trent PLC	136,291	4,354,241
Shell PLC	3,912,511	110,296,882
Smith & Nephew PLC	468,056	6,250,803
Smiths Group PLC	204,120	3,917,486
Spirax-Sarco Engineering PLC	39,853	5,090,443
SSE PLC	574,581	11,817,371
St. James’s Place PLC	295,722	3,895,653
Standard Chartered PLC	1,357,595	10,125,643
Taylor Wimpey PLC	1,876,605	2,298,274
Tesco PLC	4,062,582	10,948,118
Unilever PLC	1,373,325	69,336,177
United Utilities Group PLC	369,634	4,416,508
Vodafone Group PLC	14,377,581	14,560,420

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Whitbread PLC	106,879	$3,304,544
WPP PLC	589,597	5,825,208

		1,056,078,099

Total Common Stocks — 98.6% (Cost: $6,541,361,489)		7,638,030,641

Preferred Securities

Preferred Stocks — 0.5%

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares	32,538	2,745,921
Dr Ing hc F Porsche AG(a)	60,893	6,144,926
Henkel AG & Co. KGaA, Preference Shares	95,770	6,638,076
Porsche Automobil Holding SE, Preference Shares	82,055	4,474,941
Sartorius AG, Preference Shares	13,149	5,192,219
Volkswagen AG, Preference Shares	99,783	12,378,040

		37,574,123

Total Preferred Securities — 0.5% (Cost: $38,940,894)		37,574,123

Total Long-Term Investments — 99.1% (Cost: $6,580,302,383)		7,675,604,764

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(f)(g)	66,105,152	66,124,984
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(f)(g)	16,740,802	16,740,802

Total Short-Term Securities — 1.1% (Cost: $82,855,724)		82,865,786

Total Investments — 100.2% (Cost: $6,663,158,107)		7,758,470,550

Liabilities in Excess of Other Assets — (0.2)%		(13,597,954)

Net Assets — 100.0%		$7,744,872,596

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$17,811,186	$48,304,921	(a)	$—		$(2,788)	$11,665	$66,124,984	66,105,152	$293,612	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	25,217,563	—		(8,476,761	)(a)	—	—	16,740,802	16,740,802	208,030		—

						$(2,788)	$11,665	$82,865,786		$501,642		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

F U N D S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2022	iShares MSCI EAFE International Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Nikkei 225 Index	189	03/09/23	$18,569	$(1,037,899)
SPI 200 Index	86	03/16/23	10,199	(207,669)
Euro Stoxx 50 Index	762	03/17/23	30,860	(816,559)
FTSE 100 Index	216	03/17/23	19,447	(15,536)

				$(2,077,663)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,077,663	$—	$—	$—	$2,077,663

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,717,854	$—	$—	$—	$3,717,854

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(3,246,125)	$—	$—	$—	$(3,246,125)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$96,561,088

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$25,837,523	$653,496,108	$—	$679,333,631
Austria	—	14,777,537	—	14,777,537

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	iShares MSCI EAFE International Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Belgium	$—	$67,918,795	$—	$67,918,795
Chile	—	3,933,542	—	3,933,542
China	1,334,906	12,909,478	—	14,244,384
Denmark	—	228,640,564	—	228,640,564
Finland	—	98,233,910	—	98,233,910
France	—	881,278,915	—	881,278,915
Germany	—	578,346,403	—	578,346,403
Hong Kong	—	216,354,951	—	216,354,951
Ireland	4,227,967	74,556,976	—	78,784,943
Isle of Man	—	5,096,400	—	5,096,400
Israel	18,413,144	36,891,322	—	55,304,466
Italy	—	149,967,814	—	149,967,814
Japan	—	1,677,735,500	—	1,677,735,500
Jordan	—	1,654,067	—	1,654,067
Luxembourg	—	18,401,902	—	18,401,902
Macau	—	4,234,314	—	4,234,314
Netherlands	—	355,913,379	—	355,913,379
New Zealand	—	18,382,871	—	18,382,871
Norway	—	59,911,894	—	59,911,894
Portugal	—	14,393,572	—	14,393,572
Singapore	12,472,867	100,202,485	—	112,675,352
South Africa	—	26,779,165	—	26,779,165
Spain	—	189,934,660	—	189,934,660
Sweden	—	236,153,018	—	236,153,018
Switzerland	—	793,566,592	—	793,566,592
United Arab Emirates	—	—	1	1
United Kingdom	6,096,153	1,049,981,946	—	1,056,078,099
Preferred Securities
Preferred Stocks	—	37,574,123	—	37,574,123
Short-Term Securities
Money Market Funds	82,865,786	—	—	82,865,786

	$151,248,346	$7,607,222,203	$1	$7,758,470,550

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(2,077,663)	$—	$(2,077,663)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

F U N D S C H E D U L E S O F I N V E S T M E N T S	35

Statements of Assets and Liabilities

December 31, 2022

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$276,061,217	$132,552,020	$7,675,604,764	$—
Investments, at value — Master Small Cap Index Series	—	—	—	2,604,123,946
Investments, at value — affiliated(c)	2,517,079	7,055,575	82,865,786	—
Cash pledged for futures contracts	—	—	6,295,577	—
Foreign currency, at value(d)	—	—	50,042,167	—
Receivables:
Investments sold	—	2,058,468	—	—
Securities lending income — affiliated	—	1,030	29,675	—
Capital shares sold	715,739	878,619	38,051,085	14,759,800
Dividends — unaffiliated	—	—	21,751,440	—
Dividends — affiliated	7,138	4,589	48,471	—
Interest — unaffiliated	3,338,380	270,440	—	—
From the Manager	—	15,100	—	—
Variation margin on futures contracts	—	—	7,612	—
Withdrawals from the Master Portfolio	—	—	—	41,503
Prepaid expenses	53,826	21,168	10,174	64,741

Total assets	282,693,379	142,857,009	7,874,706,751	2,618,989,990

LIABILITIES
Bank overdraft	12,500	—	—	—
Collateral on securities loaned	—	4,223,000	66,141,556	—
Payables:
Investments purchased	158,817	2,626,044	—	—
Accounting services fees	6,011	6,008	—	3,297
Administration fees	—	—	266,119	74,953
Capital shares redeemed	2,013,993	161,718	62,064,932	14,801,303
Custodian fees	2,859	1,585	—	—
Income dividend distributions	46,180	20,804	—	—
Investment advisory fees	23,914	—	65,728	—
Directors’ and Officer’s fees	1,970	1,676	15,392	—
Recoupment of past waived fees	913	—	—	—
Other accrued expenses	26,781	17,855	103,341	19,947
Professional fees	59,967	35,309	159,876	35,877
Service fees	53,073	529	101,712	98,928
Transfer agent fees	30,244	2,324	17,984	168,301
Variation margin on futures contracts	—	—	897,515	—

Total liabilities	2,437,222	7,096,852	129,834,155	15,202,606

NET ASSETS	$280,256,157	$135,760,157	$7,744,872,596	$2,603,787,384

NET ASSETS CONSIST OF
Paid-in capital	$292,420,925	$147,929,338	$7,989,614,728	$2,471,125,482
Accumulated earnings (loss)	(12,164,768)	(12,169,181)	(244,742,132)	132,661,902

NET ASSETS	$280,256,157	$135,760,157	$7,744,872,596	$2,603,787,384

(a) Investments, at cost — unaffiliated	$287,747,030	$139,890,243	$6,580,302,383	$—
(b) Securities loaned, at value	$—	$4,095,193	$62,104,333	$—
(c) Investments, at cost — affiliated	$2,517,106	$7,055,575	$82,855,724	$—
(d) Foreign currency, at cost	$—	$—	$49,538,596	$—

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2022

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

NET ASSET VALUE

Institutional
Net assets	$37,235,294	$23,581,214	$1,036,641,301	$390,669,812

Shares outstanding	3,443,032	2,478,146	78,211,243	19,368,383

Net asset value	$10.81	$9.52	$13.25	$20.17

Shares authorized	Unlimited	Unlimited	1.208 billion	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor A
Net assets	$20,059,638	$2,513,941	$348,314,420	$194,548,916

Shares outstanding	1,855,006	263,724	26,465,380	9,630,087

Net asset value	$10.81	$9.53	$13.16	$20.20

Shares authorized	Unlimited	Unlimited	208 million	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor P
Net assets	$222,858,863	N/A	$123,462,644	$266,391,436

Shares outstanding	20,609,042	N/A	9,413,463	13,234,432

Net asset value	$10.81	N/A	$13.12	$20.13

Shares authorized	Unlimited	N/A	2 billion	2 billion

Par value	$0.001	N/A	$0.0001	$0.0001

Class K
Net assets	$102,362	$109,665,002	$6,236,454,231	$1,752,177,220

Shares outstanding	9,467	11,506,265	470,054,551	86,580,481

Net asset value	$10.81	$9.53	$13.27	$20.24

Shares authorized	Unlimited	Unlimited	1.208 billion	1.208 billion

Par value	$0.001	$0.001	$0.0001	$0.0001

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	37

Statements of Operations

Year Ended December 31, 2022

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$—	$—	$259,836,686	$—
Dividends — affiliated	29,806	33,805	208,156	—
Interest — unaffiliated	8,742,159	8,661,587	—	—
Securities lending income — affiliated — net	—	3,640	293,486	—
Non-cash dividends — unaffiliated	—	—	13,243,358	—
Foreign taxes withheld	—	—	(22,722,253)	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — unaffiliated	—	—	—	34,916,193
Dividends — affiliated	—	—	—	645,502
Interest — unaffiliated	—	—	—	7,668
Securities lending income — affiliated — net	—	—	—	3,704,030
Foreign taxes withheld	—	—	—	(88,770)
Expenses	—	—	—	(511,975)
Fees waived	—	—	—	18,847

Total investment income	8,771,965	8,699,032	250,859,433	38,691,495

EXPENSES
Service — class specific	672,763	5,570	1,194,426	1,247,706
Investment advisory	297,677	14,218	780,641	—
Transfer agent — class specific	161,802	27,521	—	733,452
Professional	100,563	93,758	108,429	81,196
Registration	78,979	71,058	—	106,961
Printing and postage	43,693	28,692	—	12,335
Accounting services	9,031	9,007	—	4,952
Directors and Officer	7,221	6,203	56,578	—
Recoupment of past waived and/or reimbursed fees — class specific	4,659	—	—	—
Custodian	4,327	2,413	—	—
Administration	—	—	—	1,139,271
Administration — class specific	—	—	3,080,152	—
Miscellaneous	21,222	13,418	910	19,018

Total expenses	1,401,937	271,858	5,221,136	3,344,891
Less:
Fees waived and/or reimbursed by the Administrator	—	—	—	(15,006)
Fees waived and/or reimbursed by the Manager	(9,176)	(153,257)	(178,039)	—
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(7,967)	(15,644)	—	(159,175)

Total expenses after fees waived and/or reimbursed	1,384,794	102,957	5,043,097	3,170,710

Net investment income	7,387,171	8,596,075	245,816,336	35,520,785

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(728,747)	(4,717,963)	(110,762,232)	—
Investments — affiliated	(478)	—	(2,788)	—
Foreign currency transactions	—	—	(9,968,017)	—
Futures contracts	—	—	3,717,854	—
Net realized loss allocated from the Master Small Cap Index Series from:
Investments — unaffiliated	—	—	—	(43,449,591)
Investments — affiliated	—	—	—	(1,032,115)
Futures contracts	—	—	—	(770,921)
Swaps	—	—	—	(601,147)

	(729,225)	(4,717,963)	(117,015,183)	(45,853,774)

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended December 31, 2022

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	$(35,793,797)	$(8,963,607)	$(1,403,014,673)	$—
Investments — affiliated	(27)	—	11,665	—
Foreign currency translations	—	—	81,738	—
Futures contracts	—	—	(3,246,125)	—

Net change in unrealized appreciation (depreciation) allocated from Master Small Cap Index Series on:
Investments — unaffiliated	—	—	—	(672,518,573)
Investments — affiliated	—	—	—	(615,358)
Futures contracts	—	—	—	(391,075)
Swaps	—	—	—	(83,603)

	(35,793,824)	(8,963,607)	(1,406,167,395)	(673,608,609)

Net realized and unrealized loss	(36,523,049)	(13,681,570)	(1,523,182,578)	(719,462,383)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,135,878)	$(5,085,495)	$(1,277,366,242)	$(683,941,598)

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets

	iShares Municipal Bond Index Fund		iShares Short-Term TIPS Bond Index Fund

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,387,171	$7,321,596	$8,596,075	$3,705,514
Net realized gain (loss)	(729,225)	495,970	(4,717,963)	6,506
Net change in unrealized appreciation (depreciation)	(35,793,824)	(3,402,224)	(8,963,607)	266,540

Net increase (decrease) in net assets resulting from operations	(29,135,878)	4,415,342	(5,085,495)	3,978,560

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(796,740)	(232,970)	(2,804,472)	(734,030)
Investor A	(511,155)	(552,520)	(121,688)	(58,170)
Investor P	(6,184,204)	(7,117,939)	—	—
Class K	(2,763)	(2,799)	(5,656,150)	(2,932,006)
Return of capital
Institutional	—	—	(9,161)	—
Investor A	—	—	(468)	—
Class K	—	—	(20,245)	—

Decrease in net assets resulting from distributions to shareholders	(7,494,862)	(7,906,228)	(8,612,184)	(3,724,206)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(11,343,682)	(14,587,213)	44,739,190	44,904,403

NET ASSETS
Total increase (decrease) in net assets	(47,974,422)	(18,078,099)	31,041,511	45,158,757
Beginning of year	328,230,579	346,308,678	104,718,646	59,559,889

End of year	$280,256,157	$328,230,579	$135,760,157	$104,718,646

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI EAFE International Index Fund		iShares Russell 2000 Small-Cap Index Fund

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$245,816,336	$197,850,703	$35,520,785	$29,892,953
Net realized gain (loss)	(117,015,183)	(13,451,057)	(45,853,774)	226,459,525
Net change in unrealized appreciation (depreciation)	(1,406,167,395)	597,266,857	(673,608,609)	150,185,274

Net increase (decrease) in net assets resulting from operations	(1,277,366,242)	781,666,503	(683,941,598)	406,537,752

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(28,819,074)	(31,413,447)	(6,608,956)	(34,044,604)
Investor A	(8,746,128)	(10,423,294)	(2,784,133)	(16,774,863)
Investor P	(3,057,353)	(4,183,302)	(3,814,743)	(24,685,571)
Class K	(169,428,266)	(203,630,682)	(30,551,485)	(162,398,277)

Decrease in net assets resulting from distributions to shareholders	(210,050,821)	(249,650,725)	(43,759,317)	(237,903,315)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	704,872,365	1,348,384,504	(34,710,452)	443,268,536

NET ASSETS
Total increase (decrease) in net assets	(782,544,698)	1,880,400,282	(762,411,367)	611,902,973
Beginning of year	8,527,417,294	6,647,017,012	3,366,198,751	2,754,295,778

End of year	$7,744,872,596	$8,527,417,294	$2,603,787,384	$3,366,198,751

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	41

Financial Highlights

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund

	Institutional

							Period from
	Year Ended		Year Ended	Year Ended	Year Ended		11/19/18	(a)
	12/31/22		12/31/21	12/31/20	12/31/19		to 12/31/18

Net asset value, beginning of period	$12.16		$12.29	$12.02	$11.59		$11.48

Net investment income(b)	0.30		0.29	0.30	0.30		0.04
Net realized and unrealized gain (loss)	(1.35)		(0.11)	0.29	0.56		0.14

Net increase (decrease) from investment operations	(1.05)		0.18	0.59	0.86		0.18

Distributions(c)
From net investment income	(0.30)		(0.29)	(0.30)		(0.30)		(0.04)
From net realized gain	(0.00	)(d)	(0.02)	(0.02)		(0.13)		(0.03)

Total distributions	(0.30)		(0.31)	(0.32)		(0.43)		(0.07)

Net asset value, end of period	$10.81		$12.16	$12.29	$12.02		$11.59

Total Return(e)
Based on net asset value	(8.61)%		1.54%	4.97%		7.52%	1.56	%(f)

Ratios to Average Net Assets(g)

Total expenses	0.24%		0.25%	0.23%	0.30	%(h)	0.32	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.24%		0.24%	0.22%	0.23	%(h)	0.17	%(i)(j)(k)

Net investment income	2.75%		2.40%	2.46%		2.49%	2.74	%(i)

Supplemental Data
Net assets, end of period (000)	$37,235		$11,794	$6,115	$477		$101

Portfolio turnover rate	21%		7%	8%		24%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.24% and 0.23%, respectively.

(i)	Annualized.
(j)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.69% and 0.21%, respectively.

(k)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.26% and 0.16%, respectively.

See notes to financial statements.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor A

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	12/31/22		12/31/21	12/31/20	12/31/19		12/31/18	(a)

Net asset value, beginning of year	$12.16		$12.29	$12.02	$11.59		$11.81

Net investment income(b)	0.27		0.26	0.27	0.27		0.39
Net realized and unrealized gain (loss)	(1.35)		(0.11)	0.29	0.56			(0.25)

Net increase (decrease) from investment operations	(1.08)		0.15	0.56	0.83		0.14

Distributions(c)
From net investment income	(0.27)		(0.26)	(0.27)		(0.27)		(0.31)
From net realized gain	(0.00	)(d)	(0.02)	(0.02)		(0.13)		(0.05)

Total distributions	(0.27)		(0.28)	(0.29)		(0.40)		(0.36)

Net asset value, end of year	$10.81		$12.16	$12.29	$12.02		$11.59

Total Return(e)
Based on net asset value	(8.85)%		1.28%	4.70%		7.24%		1.24%

Ratios to Average Net Assets(f)
Total expenses	0.51%		0.53%	0.50%	0.62	%(g)	0.77	%(h)

Total expenses after fees waived and/or reimbursed	0.50%		0.50%	0.48%	0.50	%(g)	0.41	%(h)

Net investment income	2.45%		2.15%	2.22%		2.25%		3.36%

Supplemental Data
Net assets, end of year (000)	$20,060		$23,348	$23,315	$23,805		$25,418

Portfolio turnover rate	21%		7%	8%		24%		3%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.56% and 0.50%, respectively.

(h)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor P

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	12/31/22		12/31/21	12/31/20	12/31/19		12/31/18	(a)

Net asset value, beginning of year	$12.16		$12.29	$12.02	$11.59		$11.81

Net investment income(b)	0.27		0.26	0.27	0.27		0.39
Net realized and unrealized gain (loss)	(1.35)		(0.11)	0.29	0.56			(0.25)

Net increase (decrease) from investment operations	(1.08)		0.15	0.56	0.83		0.14

Distributions(c)
From net investment income	(0.27)		(0.26)	(0.27)		(0.27)		(0.31)
From net realized gain	(0.00	)(d)	(0.02)	(0.02)		(0.13)		(0.05)

Total distributions	(0.27)		(0.28)	(0.29)		(0.40)		(0.36)

Net asset value, end of year	$10.81		$12.16	$12.29	$12.02		$11.59

Total Return(e)
Based on net asset value	(8.84)%		1.29%	4.69%		7.25%		1.24%

Ratios to Average Net Assets(f)
Total expenses	0.49%		0.49%	0.50%	0.53	%(g)	0.77	%(h)

Total expenses after fees waived and/or reimbursed	0.49%		0.49%	0.49%	0.50	%(g)	0.41	%(h)

Net investment income	2.45%		2.16%	2.21%		2.26%		3.35%

Supplemental Data
Net assets, end of year (000)	$222,859		$292,983	$316,772	$333,565		$352,137

Portfolio turnover rate	21%		7%	8%		24%		3%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.47% and 0.50%, respectively.

(h)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Class K

							Period from
	Year Ended		Year Ended	Year Ended	Year Ended		11/19/18	(a)
	12/31/22		12/31/21	12/31/20	12/31/19		to 12/31/18

Net asset value, beginning of period	$12.16		$12.29	$12.02	$11.59		$11.48

Net investment income(b)	0.31		0.30	0.30	0.30		0.04
Net realized and unrealized gain (loss)	(1.35)		(0.11)	0.29	0.56		0.14

Net increase (decrease) from investment operations	(1.04)		0.19	0.59	0.86		0.18

Distributions(c)
From net investment income	(0.31)		(0.30)	(0.30)		(0.30)		(0.04)
From net realized gain	(0.00	)(d)	(0.02)	(0.02)		(0.13)		(0.03)

Total distributions	(0.31)		(0.32)	(0.32)		(0.43)		(0.07)

Net asset value, end of period	$10.81		$12.16	$12.29	$12.02		$11.59

Total Return(e)
Based on net asset value	(8.58)%		1.58%	5.00%		7.57%	1.57	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.32%		0.25%	0.24%	0.27	%(h)	0.33	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.20%		0.20%	0.20%	0.20	%(h)	0.16	%(i)(j)(k)

Net investment income	2.75%		2.45%	2.50%		2.55%	2.74	%(i)

Supplemental Data
Net assets, end of period (000)	$102		$106	$107	$105		$101

Portfolio turnover rate	21%		7%	8%		24%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.21% and 0.20%, respectively.

(i)	Annualized.
(j)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.20%, respectively.

(k)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.27% and 0.15%, respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund

	Institutional
	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.37		$10.30	$9.98		$9.74	$9.95

Net investment income(a)	0.63		0.46	0.25		0.15	0.22
Net realized and unrealized gain (loss)	(0.91)		0.07	0.23		0.30	(0.16)

Net increase (decrease) from investment operations	(0.28)		0.53	0.48		0.45	0.06

Distributions(b)
From net investment income	(0.57)		(0.46)	(0.16)		(0.21)	(0.26)
From net realized gain	—		—	(0.00	)(c)	—	(0.01)
Return of capital	(0.00	)(c)	—	—		—	—

Total distributions	(0.57)		(0.46)	(0.16)		(0.21)	(0.27)

Net asset value, end of year	$9.52		$10.37	$10.30		$9.98	$9.74

Total Return(d)
Based on net asset value	(2.81)%		5.18%	4.89%		4.66%	0.56%

Ratios to Average Net Assets(e)
Total expenses	0.19%		0.29%	0.55%		3.24%	4.96%

Total expenses after fees waived and/or reimbursed	0.08%		0.07%	0.07%		0.11%	0.09%

Net investment income	6.44%		4.41%	2.51%		1.47%	2.19%

Supplemental Data
Net assets, end of year (000)	$23,581		$18,004	$16,549		$721	$976

Portfolio turnover rate	58%		10%	22%		45%	80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)

	Investor A
	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.41		$10.34	$9.97		$9.74	$9.95

Net investment income(a)	0.54		0.40	0.07		0.19	0.20
Net realized and unrealized gain (loss)	(0.85)		0.10	0.39		0.23	(0.18)

Net increase (decrease) from investment operations	(0.31)		0.50	0.46		0.42	0.02

Distributions(b)
From net investment income	(0.57)		(0.43)	(0.09)		(0.19)	(0.22)
From net realized gain	—		—	(0.00	)(c)	—	(0.01)
Return of capital	(0.00	)(c)	—	—		—	—

Total distributions	(0.57)		(0.43)	(0.09)		(0.19)	(0.23)

Net asset value, end of year	$9.53		$10.41	$10.34		$9.97	$9.74

Total Return(d)
Based on net asset value	(3.15)%		4.89%	4.64%		4.39%	0.22%

Ratios to Average Net Assets(e)
Total expenses	0.58%		0.71%	1.18%		3.36%	6.40%

Total expenses after fees waived and/or reimbursed	0.36%		0.36%	0.36%		0.36%	0.36%

Net investment income	5.46%		3.79%	0.71%		1.94%	2.00%

Supplemental Data
Net assets, end of year (000)	$2,514		$1,908	$1,475		$737	$526

Portfolio turnover rate	58%		10%	22%		45%	80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)

	Class K
	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.41		$10.34	$9.98		$9.76	$9.95

Net investment income(a)	0.58		0.49	0.12		0.25	0.31
Net realized and unrealized gain (loss)	(0.86)		0.04	0.36		0.21	(0.25)

Net increase (decrease) from investment operations	(0.28)		0.53	0.48		0.46	0.06

Distributions(b)
From net investment income	(0.60)		(0.46)	(0.12)		(0.24)	(0.24)
From net realized gain	—		—	(0.00	)(c)	—	(0.01)
Return of capital	(0.00	)(c)	—	—		—	—

Total distributions	(0.60)		(0.46)	(0.12)		(0.24)	(0.25)

Net asset value, end of year	$9.53		$10.41	$10.34		$9.98	$9.76

Total Return(d)
Based on net asset value	(2.86)%		5.19%	4.87%		4.72%	0.60%

Ratios to Average Net Assets(e)
Total expenses	0.18%		0.28%	0.71%		2.14%	5.80%

Total expenses after fees waived and/or reimbursed	0.06%		0.06%	0.06%		0.06%	0.06%

Net investment income	5.88%		4.69%	1.17%		2.55%	3.13%

Supplemental Data
Net assets, end of year (000)	$109,665		$84,806	$41,536		$16,112	$1,788

Portfolio turnover rate	58%		10%	22%		45%	80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund

	Institutional
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$15.85	$14.68	$13.86	$11.76	$14.18

Net investment income(a)	0.41	0.41	0.30	0.42	0.42
Net realized and unrealized gain (loss)(b)	(2.64)	1.24	0.81	2.14	(2.31)

Net increase (decrease) from investment operations	(2.23)	1.65	1.11	2.56	(1.89)

Distributions(c)
From net investment income	(0.37)	(0.48)	(0.29)	(0.46)	(0.53)
Return of capital	—	—	—	—	(0.00	)(d)

Total distributions	(0.37)	(0.48)	(0.29)	(0.46)	(0.53)

Net asset value, end of year	$13.25	$15.85	$14.68	$13.86	$11.76

Total Return(e)
Based on net asset value	(14.18)%	11.28%	8.03%	21.80%	(13.37)%

Ratios to Average Net Assets(f)
Total expenses	0.09%	0.09%	0.09%	0.08%	0.11	%(g)

Total expenses after fees waived and/or reimbursed	0.09%	0.09%	0.09%	0.08%	0.10	%(g)

Net investment income	3.06%	2.57%	2.35%	3.23%	3.02%

Supplemental Data
Net assets, end of year (000)	$1,036,641	$1,058,978	$1,004,855	$876,551	$753,659

Portfolio turnover rate	4%	3%	8%	4%	43%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.09% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor A
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$15.74	$14.58	$13.78	$11.69	$14.09

Net investment income(a)	0.38	0.36	0.27	0.39	0.38

Net realized and unrealized gain (loss)(b)	(2.63)	1.24	0.78	2.12	(2.28)

Net increase (decrease) from investment operations	(2.25)	1.60	1.05	2.51	(1.90)

Distributions(c)
From net investment income	(0.33)	(0.44)	(0.25)	(0.42)	(0.50)
Return of capital	—	—	—	—	(0.00	)(d)

Total distributions	(0.33)	(0.44)	(0.25)	(0.42)	(0.50)

Net asset value, end of year	$13.16	$15.74	$14.58	$13.78	$11.69

Total Return(e)
Based on net asset value	(14.36)%	11.01%	7.68%	21.53%	(13.57)%

Ratios to Average Net Assets(f)
Total expenses	0.34%	0.34%	0.35%	0.35%	0.36	%(g)

Total expenses after fees waived and/or reimbursed	0.34%	0.34%	0.35%	0.35%	0.36	%(g)

Net investment income	2.85%	2.31%	2.11%	3.00%	2.74%

Supplemental Data
Net assets, end of year (000)	$348,314	$385,287	$351,999	$340,750	$305,043

Portfolio turnover rate	4%	3%	8%	4%	43%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.36% and 0.35% respectively.

See notes to financial statements.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI EAFE International Index Fund (continued)

		Investor P

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	08/06/18	(a)
	12/31/22	12/31/21	12/31/20	12/31/19	to 12/31/18

Net asset value, beginning of period	$15.69	$14.53	$13.73	$11.65	$13.87

Net investment income(b)	0.39	0.36	0.26	0.39	0.01
Net realized and unrealized gain (loss)(c)	(2.63)	1.24	0.79	2.11		(1.70)

Net increase (decrease) from investment operations	(2.24)	1.60	1.05	2.50		(1.69)

Distributions(d)
From net investment income	(0.33)	(0.44)	(0.25)	(0.42)		(0.53)
Return of capital	—	—	—	—	(0.00	)(e)

Total distributions	(0.33)	(0.44)	(0.25)	(0.42)		(0.53)

Net asset value, end of period	$13.12	$15.69	$14.53	$13.73	$11.65

Total Return(f)
Based on net asset value	(14.36)%	11.05%	7.68%	21.51%	(12.25	)%(g)

Ratios to Average Net Assets(h)
Total expenses	0.34%	0.34%	0.37%	0.39%	0.33	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.34%	0.34%	0.37%	0.36%	0.32	%(i)(j)

Net investment income	2.87%	2.30%	2.08%	2.97%	0.23	%(i)

Supplemental Data
Net assets, end of period (000)	$123,463	$153,682	$146,759	$149,612	$137,266

Portfolio turnover rate	4%	3%	8%	4%		43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.33% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Class K

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$15.86	$14.69	$13.87	$11.76	$14.18

Net investment income(a)	0.43	0.41	0.31	0.43	0.43
Net realized and unrealized gain (loss)(b)	(2.65)	1.24	0.80	2.14	(2.31)

Net increase (decrease) from investment operations	(2.22)	1.65	1.11	2.57	(1.88)

Distributions(c)
From net investment income	(0.37)	(0.48)	(0.29)	(0.46)	(0.54)
Return of capital	—	—	—	—	(0.00	)(d)

Total distributions	(0.37)	(0.48)	(0.29)	(0.46)	(0.54)

Net asset value, end of year	$13.27	$15.86	$14.69	$13.87	$11.76

Total Return(e)
Based on net asset value	(14.07)%	11.33%	8.07%	21.94%	(13.33)%

Ratios to Average Net Assets(f)
Total expenses	0.04%	0.04%	0.04%	0.03%	0.06	%(g)

Total expenses after fees waived and/or reimbursed	0.04%	0.04%	0.04%	0.03%	0.05	%(g)

Net investment income	3.19%	2.60%	2.39%	3.28%	3.12%

Supplemental Data
Net assets, end of year (000)	$6,236,454	$6,929,470	$5,143,404	$6,870,922	$6,420,732

Portfolio turnover rate	4%	3%	8%	4%	43%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.05% and 0.04% respectively.

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund

	Institutional
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$25.76	$24.19	$20.46	$16.87	$19.72

Net investment income(a)	0.27	0.25	0.23	0.27	0.28
Net realized and unrealized gain (loss)	(5.52)	3.28	3.84	4.02	(2.40)

Net increase (decrease) from investment operations	(5.25)	3.53	4.07	4.29	(2.12)

Distributions(b)
From net investment income	(0.28)	(0.29)	(0.25)	(0.28)	(0.20)
From net realized gain	(0.06)	(1.67)	(0.09)	(0.42)	(0.53)

Total distributions	(0.34)	(1.96)	(0.34)	(0.70)	(0.73)

Net asset value, end of year	$20.17	$25.76	$24.19	$20.46	$16.87

Total Return(c)
Based on net asset value	(20.39)%	14.73%	19.97%	25.50%	(10.94)%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.13%	0.12%	0.16%	0.16%	0.18	%(g)

Total expenses after fees waived and/or reimbursed	0.12%	0.12%	0.12%	0.12%	0.12	%(g)

Net investment income	1.26%	0.93%	1.22%	1.38%	1.38%

Supplemental Data
Net assets, end of year (000)	$390,670	$479,451	$331,429	$227,381	$200,990

Portfolio turnover rate of the Series	38%	31%	27%	20%	28%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.16% and 0.10% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor A
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$25.79	$24.22	$20.49	$16.89	$19.74

Net investment income(a)	0.22	0.18	0.17	0.22	0.22
Net realized and unrealized gain (loss)	(5.52)	3.28	3.85	4.03	(2.40)

Net increase (decrease) from investment operations	(5.30)	3.46	4.02	4.25	(2.18)

Distributions(b)
From net investment income	(0.23)	(0.22)	(0.20)	(0.23)	(0.14)
From net realized gain	(0.06)	(1.67)	(0.09)	(0.42)	(0.53)

Total distributions	(0.29)	(1.89)	(0.29)	(0.65)	(0.67)

Net asset value, end of year	$20.20	$25.79	$24.22	$20.49	$16.89

Total Return(c)
Based on net asset value	(20.57)%	14.38%	19.66%	25.20%	(11.19)%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.40%	0.40%	0.41%	0.42%	0.43	%(g)

Total expenses after fees waived and/or reimbursed	0.37%	0.37%	0.37%	0.37%	0.37	%(g)

Net investment income	1.01%	0.66%	0.93%	1.14%	1.08%

Supplemental Data
Net assets, end of year (000)	$194,549	$243,110	$257,905	$273,413	$254,591

Portfolio turnover rate of the Series	38%	31%	27%	20%	28%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35% respectively.

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Russell 2000 Small-Cap Index Fund (continued)

		Investor P

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	08/06/18	(a)
	12/31/22	12/31/21	12/31/20	12/31/19	to 12/31/18

Net asset value, beginning of period	$25.70	$24.14	$20.43	$16.84	$21.76

Net investment income(b)	0.22	0.18	0.18	0.22	0.17
Net realized and unrealized gain (loss)	(5.50)	3.27	3.82	4.02		(4.38)

Net increase (decrease) from investment operations	(5.28)	3.45	4.00	4.24		(4.21)

Distributions(c)
From net investment income	(0.23)	(0.22)	(0.20)	(0.23)		(0.19)
From net realized gain	(0.06)	(1.67)	(0.09)	(0.42)		(0.52)

Total distributions	(0.29)	(1.89)	(0.29)	(0.65)		(0.71)

Net asset value, end of period	$20.13	$25.70	$24.14	$20.43	$16.84

Total Return(d)
Based on net asset value	(20.57)%	14.42%	19.65%	25.25%	(19.49	)%(e)

Ratios to Average Net Assets(f)(g)(h)
Total expenses	0.39%	0.38%	0.41%	0.40%	0.39	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.37%	0.37%	0.37%	0.36%	0.35	%(i)(j)(k)

Net investment income	1.01%	0.67%	0.95%	1.14%	2.12	%(i)

Supplemental Data
Net assets, end of period (000)	$266,391	$354,746	$329,486	$301,163	$265,393

Portfolio turnover rate of the Series	38%	31%	27%	20%		28%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.35% respectively.

(k)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.37% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Class K
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$25.84	$24.26	$20.52	$16.91	$19.77

Net investment income(a)	0.28	0.27	0.24	0.28	0.30
Net realized and unrealized gain (loss)	(5.53)	3.29	3.85	4.04	(2.43)

Net increase (decrease) from investment operations	(5.25)	3.56	4.09	4.32	(2.13)

Distributions(b)
From net investment income	(0.29)	(0.31)	(0.26)	(0.29)	(0.20)
From net realized gain	(0.06)	(1.67)	(0.09)	(0.42)	(0.53)

Total distributions	(0.35)	(1.98)	(0.35)	(0.71)	(0.73)

Net asset value, end of year	$20.24	$25.84	$24.26	$20.52	$16.91

Total Return(c)
Based on net asset value	(20.32)%	14.78%	20.00%	25.62%	(10.93)%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.07%	0.07%	0.08%	0.08%	0.11	%(g)

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.07%	0.07	%(g)

Net investment income	1.31%	0.99%	1.26%	1.44%	1.44%

Supplemental Data
Net assets, end of year (000)	$1,752,177	$2,288,892	$1,835,475	$1,502,229	$945,929

Portfolio turnover rate of the Series	38%	31%	27%	20%	28%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05% respectively.

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Index Funds, Inc. (the “Corporation”), are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. The following, each of which is a series of one of the Trust or the Corporation are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification

BlackRock FundsSM	iShares Municipal Bond Index Fund	Municipal Bond Index	Diversified
	iShares Short-Term TIPS Bond Index Fund	Short-Term TIPS Bond Index	Diversified
BlackRock Index Funds, Inc.	iShares MSCI EAFE International Index Fund	International Index	Diversified
	iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Small Cap Index seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), and an affiliate of Small Cap Index, which has the same investment objective and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. At December 31, 2022, the percentage of the Series owned by Small Cap Index was 71.5%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Index’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA”) for Municipal Bond Index and BlackRock Advisors, LLC (“BAL”) for Short-Term TIPS Bond Index, International Index and Small Cap Index (“BFA” and “BAL” or together the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For Municipal Bond Index, Short-Term TIPS Bond Index and International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when International Index is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, Small Cap Index accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: International Index may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by International Index and Small Cap Index are recorded on the ex-dividend dates. Distributions from net investment income for Municipal Bond Index and Short-Term TIPS Bond Index are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. Small Cap Index’s policy is to value its financial instruments at fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees. Small Cap Index records its investment in the Series at fair value based on Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

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Notes to Financial Statements  (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Short-Term TIPS Bond Index
J.P. Morgan Securities LLC	$4,095,193	$(4,095,193)	$—		$—

International Index
Citigroup Global Markets, Inc.	$1,216,364	$(1,216,364)	$—		$—
Goldman Sachs & Co. LLC	1,400,734	(1,400,734)	—		—
HSBC Bank PLC	51,056,153	(51,056,153)	—		—
J.P. Morgan Securities LLC	4,787,244	(4,787,244)	—		—
Morgan Stanley	3,052,247	(3,052,247)	—		—
Wells Fargo Bank N.A.	591,591	(591,591)	—		—

	$62,104,333	$(62,104,333)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each of the Trust and the Corporation, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Municipal Bond Index	Short-Term TIPS Bond Index	International Index

Investment advisory fees	0.10%	0.01%	0.01%

Service Fees: The Corporation and the Trust, on behalf of each Fund, entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Municipal Bond Index		Short-Term TIPS Bond Index		International Index		Small Cap Index

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor P	0.25	N/A	N/A	N/A	0.25	N/A	0.25	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor P	Total

Municipal Bond Index	$51,450	$621,313	$672,763
Short-Term TIPS Bond Index	5,570	—	5,570
International Index	874,204	320,222	1,194,426
Small Cap Index	517,401	730,305	1,247,706

Administration: The Corporation, on behalf of Small Cap Index and International Index, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

an investment advisory fee or investment management fee. For International Index, the Administrator is entitled to receive for these administrative services an annual fee of 0.08% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor P Shares and 0.03% of the average daily net assets of Class K Shares.

For the year ended December 31, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

International Index	$798,953	$279,745	$102,471	$1,898,983	$3,080,152

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2022, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$55	$2,091	$667	$16	$2,829
Short-Term TIPS Bond Index	41	458	—	184	683
Small Cap Index	2,945	11,807	2,384	5,935	23,071

For the year ended December 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$16,045	$14,762	$130,865	$130	$161,802
Short-Term TIPS Bond Index	10,834	3,539	—	13,148	27,521
Small Cap Index	249,204	176,819	206,243	101,186	733,452

Other Fees: For the year ended December 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor P Shares as follows:

Fund Name	Investor P

Municipal Bond Index	$5,287
International Index	7,391
Small Cap Index	17,222

For the year ended December 31, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor P

Municipal Bond Index	$—	$112
Short-Term TIPS Bond Index	87	—

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to Municipal Bond Index, Short-Term TIPS Bond Index and International Index the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Municipal Bond Index	$2,611
Short-Term TIPS Bond Index	1,924
International Index	13,032

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023, with respect to Municipal Bond Index, Short-Term TIPS Bond Index and International Index. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

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Notes to Financial Statements  (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor P	Class K

Municipal Bond Index	0.25%	0.50%	0.50%	0.20%
Short-Term TIPS Bond Index	0.11	0.36	—	0.06
Small Cap Index	0.12	0.37	0.37	0.07

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023 with respect to Municipal Bond Index, Short-Term TIPS Bond Index and Small-Cap Index, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2022, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed by the Manager	Fees Waived and/or Reimbursed by the Administrator

Municipal Bond Index	$6,565	$—
Short-Term TIPS Bond Index	151,333	—
Small Cap Index	—	15,006

With respect to International Index, the fees and expenses of the Fund’s Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. The manager has contractually agreed to reimburse the Fund or provide an offsetting credit for such independent expenses through June 30, 2032. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amount waived and/or reimbursed was $165,007.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived - class specific and transfer agent fees waived and/or reimbursed by Manager - class specific respectively, in the Statements of Operations. For the year ended December 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$372	$2,466	$5,013	$116	$7,967
Short-Term TIPS Bond Index	73	2,424	—	13,147	15,644
Small Cap Index	29,514	62,400	44,647	22,614	159,175

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective February 16, 2023 for Short-Term TIPS Bond Index and November 16, 2025 for Municipal Bond Index, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

For the year ended December 31, 2022, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

Fund Name	Institutional	Investor A	Investor P

Municipal Bond Index	$190	$407	$4,062

As of December 31, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring

Fund Name/Fund Level/Share Class	12/31/23	12/31/24

Municipal Bond Index
Fund Level	$1,981	$6,565
Institutional	—	371
Investor A	5,974	2,466
Investor P	—	5,013
Class K	52	116

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

Expiring

Fund Name/Fund Level/Share Class	02/16/23

Short-Term TIPS Bond Index
Fund Level	$317,148
Institutional	73
Investor A	4,406
Class K	25,310

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2022:

Fund Name/Fund Level/Share Class	Expired 12/31/22

Municipal Bond Index
Fund Level	$16,665
Institutional	—
Investor A	2,952
Investor P	—
Class K	35
Short-Term TIPS Bond Index
Fund Level	202,508
Institutional	—
Investor A	1,581
Class K	8,574

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2022, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts

Short-Term TIPS Bond Index	$918
International Index	73,650

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Funds did not participate in the Interfund Lending Program.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s and the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

International Index	$240,106,243	$28,133,816	$(4,635,540)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

Municipal Bond Index	$—	$—	$62,159,236	$69,754,082
Short-Term TIPS Bond Index	111,871,875	78,233,649	—	—
International Index	—	—	1,079,360,768	330,519,121

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/22	Year Ended 12/31/21

Municipal Bond Index
Tax-exempt income	$7,389,247	$7,302,123
Ordinary income	44	—
Long-term capital gains	105,571	604,105

	$7,494,862	$7,906,228

Short-Term TIPS Bond Index
Ordinary income	$8,582,310	$3,724,206
Return of capital	29,874	—

	$8,612,184	$3,724,206

International Index
Ordinary income	$210,050,821	$249,650,725

Small Cap Index
Ordinary income	$35,602,037	$75,850,658
Long-term capital gains	8,157,280	162,052,657

	$43,759,317	$237,903,315

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total

Municipal Bond Index	$ 251,849	$ —	$ (728,724)	$ (11,687,893)	$ —	$ (12,164,768)
Short-Term TIPS Bond Index	—	—	(3,700,418)	(8,468,763)	—	(12,169,181)
International Index	—	14,976,775	(1,082,744,410)	823,025,503	—	(244,742,132)

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total

Small Cap Index	$ —	$ 205,500	$ —	$ 143,696,550	$ (11,240,148)	$ 132,661,902

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing of income recognition on partnership interests, the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains / (losses) on certain futures, the classification of investments, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Municipal Bond Index	$290,266,189	$1,151,280	$(12,839,173)	$(11,687,893)
Short-Term TIPS Bond Index	148,076,358	—	(8,468,763)	(8,468,763)
International Index	6,934,343,835	1,517,181,602	(694,300,550)	822,881,052

9.	BANK BORROWINGS

The Trust and the Corporation, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Short-Term TIPS Bond Index and International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

The Manager uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

Market Risk: Municipal Bond Index and Short-Term TIPS Bond Index may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Municipal Bond Index and Short-Term TIPS Bond Indexmay also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/22		Year Ended 12/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Municipal Bond Index
Institutional
Shares sold	6,716,407	$73,545,161	650,586	$7,957,426
Shares issued in reinvestment of distributions	72,389	789,735	18,813	229,880
Shares redeemed	(4,315,388)	(46,776,153)	(197,401)	(2,412,656)

	2,473,408	$27,558,743	471,998	$5,774,650

Investor A
Shares sold	514,295	$5,646,294	245,063	$3,009,149
Shares issued in reinvestment of distributions	39,382	434,735	39,449	482,182
Shares redeemed	(617,974)	(6,755,505)	(262,213)	(3,206,037)

	(64,297)	$(674,476)	22,299	$285,294

Investor P
Shares sold	521,140	$5,825,075	1,203,054	$14,753,952
Shares issued in reinvestment of distributions	560,086	6,186,252	584,095	7,139,511
Shares redeemed	(4,557,453)	(50,247,487)	(3,476,299)	(42,540,620)

	(3,476,227)	$(38,236,160)	(1,689,150)	$(20,647,157)

Class K
Shares sold	753	$8,141	—	$—
Shares issued in reinvestment of distributions	7	70	—	—

	760	$8,211	—	$—

	(1,066,356)	$(11,343,682)	(1,194,853)	$(14,587,213)

	Year Ended 12/31/22		Year Ended 12/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Short-Term TIPS Bond Index
Institutional
Shares sold	7,590,679	$76,299,333	305,714	$3,176,102
Shares issued in reinvestment of distributions	283,528	2,813,945	69,714	725,448
Shares redeemed	(7,132,696)	(68,621,455)	(245,716)	(2,546,137)

	741,511	$10,491,823	129,712	$1,355,413

Investor A
Shares sold	235,325	$2,363,513	171,246	$1,784,237
Shares issued in reinvestment of distributions	11,509	115,009	5,235	54,679
Shares redeemed	(166,487)	(1,677,893)	(135,842)	(1,420,598)

	80,347	$800,629	40,639	$418,318

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 12/31/22		Year Ended 12/31/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Short-Term TIPS Bond Index (continued)
Class K
Shares sold	6,403,479	$63,780,360	5,666,442	$59,144,353
Shares issued in reinvestment of distributions	565,093	5,642,604	273,883	2,860,402
Shares redeemed	(3,612,033)	(35,976,226)	(1,808,850)	(18,874,083)

	3,356,539	$33,446,738	4,131,475	$43,130,672

	4,178,397	$44,739,190	4,301,826	$44,904,403

	Year Ended 12/31/22		Year Ended 12/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

International Index
Institutional
Shares sold	44,830,303	$599,799,146	23,127,179	$364,411,891
Shares issued in reinvestment of distributions	1,990,031	27,339,792	1,891,131	29,454,601
Shares redeemed	(35,425,519)	(467,004,260)	(26,665,328)	(423,071,784)

	11,394,815	$160,134,678	(1,647,018)	$(29,205,292)

Investor A
Shares sold	9,154,580	$124,407,393	8,903,542	$138,961,412
Shares issued in reinvestment of distributions	615,903	8,412,911	655,384	10,142,811
Shares redeemed	(7,780,497)	(105,168,005)	(9,224,259)	(144,389,967)

	1,989,986	$27,652,299	334,667	$4,714,256

Investor P
Shares sold	444,880	$5,951,609	605,499	$9,492,012
Shares issued in reinvestment of distributions	223,905	3,052,600	270,934	4,177,007
Shares redeemed	(1,052,740)	(14,165,561)	(1,179,110)	(18,358,506)

	(383,955)	$(5,161,352)	(302,677)	$(4,689,487)

Class K
Shares sold	145,986,650	$2,008,193,642	136,820,358	$2,164,004,055
Shares issued in reinvestment of distributions	12,034,067	165,580,695	12,681,596	197,623,368
Shares redeemed	(124,798,602)	(1,651,527,597)	(62,785,698)	(984,062,396)

	33,222,115	$522,246,740	86,716,256	$1,377,565,027

	46,222,961	$704,872,365	85,101,228	$1,348,384,504

	Year Ended 12/31/22		Year Ended 12/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Small Cap Index
Institutional
Shares sold	7,797,928	$169,143,081	8,680,716	$240,094,727
Shares issued in reinvestment of distributions	315,848	6,543,993	1,322,710	33,755,049
Shares redeemed	(7,360,277)	(159,895,204)	(5,088,628)	(138,990,726)

	753,499	$15,791,870	4,914,798	$134,859,050

Investor A
Shares sold	2,622,705	$58,016,949	3,401,943	$94,188,064
Shares issued in reinvestment of distributions	131,542	2,720,059	640,818	16,377,948
Shares redeemed	(2,548,942)	(55,990,710)	(5,267,709)	(146,988,976)

	205,305	$4,746,298	(1,224,948)	$(36,422,964)

Investor P
Shares sold	828,931	$18,359,829	1,120,863	$30,459,520
Shares issued in reinvestment of distributions	185,136	3,812,087	968,853	24,668,150
Shares redeemed	(1,583,069)	(34,375,275)	(1,935,582)	(52,802,385)

	(569,002)	$(12,203,359)	154,134	$2,325,285

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (continued)

	Year Ended 12/31/22		Year Ended 12/31/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Small Cap Index (continued)
Class K
Shares sold	31,164,847	$677,677,385	27,344,333	$747,541,231
Shares issued in reinvestment of distributions	1,469,932	30,510,791	6,339,905	162,274,538
Shares redeemed	(34,633,557)	(751,233,437)	(20,752,569)	(567,308,604)

	(1,998,778)	$(43,045,261)	12,931,669	$342,507,165

	(1,608,976)	$(34,710,452)	16,775,653	$443,268,536

As of December 31, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor P	Class K

Municipal Bond Index	8,707	871	871	8,707
International Index	—	—	14,420	—
Small Cap Index	—	—	9,191	—

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares Municipal Bond Index Fund, iShares Short-Term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund, and iShares Russell 2000 Small-Cap Index Fund and the Board of Directors/Trustees of BlackRock FundsSM and BlackRock Index Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of iShares Municipal Bond Index Fund and iShares Short-Term TIPS Bond Index Fund of BlackRock FundsSM and iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc. (collectively, the “Funds”), including the schedules of investments of iShares Municipal Bond Index Fund, iShares Short-Term TIPS Bond Index Fund, and iShares MSCI EAFE International Index Fund, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	71

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended December 31, 2022:

Fund Name	Exempt-Interest Dividends

Municipal Bond Index	$7,387,127

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2022:

Fund Name	Qualified Dividend Income

International Index	$255,942,959
Small Cap Index	26,022,623

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2022:

Fund Name	Qualified Business Income

Small Cap Index	$4,613,647

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Municipal Bond Index	$105,571
Small Cap Index	8,157,280

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2022:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

International Index	$225,486,596	$21,992,973

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2022:

Fund Name	Federal Obligation Interest

Short-Term TIPS Bond Index	$8,562,350

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Small Cap Index	71.23%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2022:

Fund Name	Interest Dividends

Short-Term TIPS Bond Index	$8,562,350

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2022:

Fund Name	Interest Related Dividends

Short-Term TIPS Bond Index	$8,562,350

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Series Portfolio Information as of December 31, 2022	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

iShares Russell 2000 ETF	0.9%
Halozyme Therapeutics, Inc.	0.3
Shockwave Medical, Inc.	0.3
Inspire Medical Systems, Inc.	0.3
EMCOR Group, Inc.	0.3
Crocs, Inc.	0.3
Matador Resources Co.	0.3
Iridium Communications, Inc.	0.3
Murphy Oil Corp.	0.3
Texas Roadhouse, Inc.	0.3

SECTOR ALLOCATION

Sector	Percent of Net Assets

Financials	16.7%
Health Care	16.6
Industrials	15.3
Information Technology	12.5
Consumer Discretionary	10.3
Energy	6.7
Real Estate	6.3
Materials	4.2
Consumer Staples	3.6
Utilities	3.4
Communication Services	2.6
Investment Companies	0.9
Short-Term Securities	9.8
Liabilities in Excess of Other Assets	(8.9)

S E R I E S P O R T F O L I O I N F O R M A T I O N	73

Schedule of Investments December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising Agencies — 0.2%
Advantage Solutions, Inc.(a)(b)	129,718	$269,813
Audacy, Inc.(a)	245,324	55,222
Boston Omaha Corp., Class A(a)(b)	34,538	915,257
Cardlytics, Inc.(a)	52,309	302,346
Chimera Investment Corp.	366,925	2,018,088
Clear Channel Outdoor Holdings, Inc.(a)	595,261	625,024
QuinStreet, Inc.(a)(b)	81,282	1,166,397
Thryv Holdings, Inc.(a)	41,095	780,805
Viad Corp.(a)	31,725	773,773

		6,906,725

Aerospace — 0.8%
AAR Corp.(a)	53,253	2,391,060
Aerojet Rocketdyne Holdings, Inc.(a)	125,242	7,004,785
AeroVironment, Inc.(a)	38,919	3,333,801
AerSale Corp.(a)	30,321	491,807
Archer Aviation, Inc., Class A(a)	219,130	409,773
Astronics Corp.(a)	39,911	411,083
Cadre Holdings, Inc.(b)	29,880	601,783
Ducommun, Inc.(a)	17,405	869,554
Kaman Corp.	43,670	973,841
Kratos Defense & Security Solutions, Inc.(a)(b)	194,996	2,012,359
Macerich Co.	339,885	3,827,105
Moog, Inc., Class A	45,176	3,964,646
Triumph Group, Inc.(a)	102,650	1,079,878

		27,371,475

Aerospace & Defense(a) — 0.1%
Astra Space, Inc.(b)	222,300	96,434
Momentus, Inc.	84,216	65,680
Redwire Corp.	29,894	59,190
Rocket Lab USA, Inc.	337,905	1,273,902
Terran Orbital Corp.(b)	36,999	58,458
Virgin Galactic Holdings, Inc.(b)	373,613	1,300,173

		2,853,837

Agriculture, Fishing & Ranching — 0.2%
Alico, Inc.	9,684	231,157
Andersons, Inc.	50,484	1,766,435
Calavo Growers, Inc.	27,224	800,386
Cal-Maine Foods, Inc.	59,826	3,257,526
Fresh Del Monte Produce, Inc.	48,413	1,267,937
Fresh Market, Inc.(c)	14,020	—
GrowGeneration Corp.(a)(b)	90,570	355,034

		7,678,475

Air Transport(a) — 0.4%
Air Transport Services Group, Inc.	89,377	2,322,015
Allegiant Travel Co.	24,457	1,662,831
Atlas Air Worldwide Holdings, Inc.(b)	44,196	4,454,957
Frontier Group Holdings, Inc.	57,842	594,037
Hawaiian Holdings, Inc.(b)	79,002	810,561
SkyWest, Inc.	78,757	1,300,278
Spirit Airlines, Inc.(b)	172,034	3,351,222
Sun Country Airlines Holdings, Inc.(b)	52,729	836,282

		15,332,183

Airlines(a) — 0.0%
Blade Air Mobility, Inc.(b)	86,708	310,415
Diversey Holdings Ltd.	126,263	537,880

Security	Shares	Value

Airlines (continued)
Wheels Up Experience, Inc.(b)	245,907	$253,284
WM Technology, Inc.	110,879	111,988

		1,213,567

Alternative Energy — 0.5%
Aemetis, Inc.(a)(b)	48,385	191,605
Alto Ingredients, Inc.(a)	117,185	337,493
Ameresco, Inc., Class A(a)(b)	50,182	2,867,399
Battalion Oil Corp.(a)	4,417	42,889
Centrus Energy Corp., Class A(a)(b)	15,863	515,230
Green Brick Partners, Inc.(a)	43,583	1,056,016
Green Plains, Inc.(a)(b)	51,340	1,565,870
Permian Resources Corp.	324,594	3,051,184
REX American Resources Corp.(a)	25,459	811,124
Sitio Royalties Corp., Class A(b)	112,339	3,240,966
Sunnova Energy International, Inc.(a)(b)	156,662	2,821,483

		16,501,259

Aluminum — 0.2%
Arconic Corp.(a)(b)	157,586	3,334,520
Century Aluminum Co.(a)	84,532	691,472
Kaiser Aluminum Corp.	24,989	1,898,164

		5,924,156

Asset Management & Custodian — 0.9%
Artisan Partners Asset Management, Inc., Class A	94,829	2,816,421
AssetMark Financial Holdings, Inc.(a)	33,462	769,626
B. Riley Financial, Inc.	32,429	1,109,072
Brightsphere Investment Group, Inc.	50,782	1,045,094
Cohen & Steers, Inc.	40,081	2,587,629
Cowen, Inc., Class A(b)	41,932	1,619,414
Diamond Hill Investment Group, Inc.	4,658	861,823
Federated Hermes, Inc.	134,709	4,891,284
Focus Financial Partners, Inc., Class A(a)(b)	91,539	3,411,659
GCM Grosvenor, Inc., Class A	66,624	507,009
Hamilton Lane, Inc., Class A	55,706	3,558,499
Open Lending Corp., Class A(a)	165,970	1,120,298
Oppenheimer Holdings, Inc., Class A	13,284	562,312
PJT Partners, Inc., Class A	37,257	2,745,468
Sculptor Capital Management, Inc.	40,728	352,704
Silvercrest Asset Management Group, Inc., Class A	15,320	287,556
StepStone Group, Inc., Class A	84,068	2,116,832
Virtus Investment Partners, Inc.	11,061	2,117,518
WisdomTree, Inc.	213,451	1,163,308

		33,643,526

Auto Components(a)(b) — 0.1%
Holley, Inc.	82,686	175,294
Luminar Technologies, Inc.	389,030	1,925,699
Solid Power, Inc.	209,517	532,173

		2,633,166

Auto Parts — 1.0%
Adient PLC(a)	149,799	5,196,527
American Axle & Manufacturing Holdings, Inc.(a)	180,412	1,410,822
Canoo, Inc.(a)(b)	236,697	291,137
CarParts.com, Inc.(a)	80,635	504,775
Dana, Inc.	203,709	3,082,117
Dorman Products, Inc.(a)	41,582	3,362,736
Fisker, Inc.(a)(b)	273,174	1,985,975
Fox Factory Holding Corp.(a)	66,937	6,106,663
Gentherm, Inc.(a)	52,269	3,412,643
Lordstown Motors Corp., Class A(a)(b)	268,032	305,556

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Auto Parts (continued)
Mullen Automotive, Inc.(a)(b)	476,197	$136,192
Standard Motor Products, Inc.	31,821	1,107,371
Stoneridge, Inc.(a)	41,244	889,221
Visteon Corp.(a)	43,897	5,743,045
Workhorse Group, Inc.(a)(b)	240,450	365,484
XPEL, Inc.(a)	33,978	2,040,719

		35,940,983

Auto Services — 0.1%
Goodyear Tire & Rubber Co.(a)(b)	442,774	4,494,156

Automobiles(a) — 0.0%
Cenntro Electric Group Ltd.	284,366	125,121
Faraday Future Intelligent Electric, Inc.(b)	300,590	87,261

		212,382

Back Office Support, HR & Consulting — 1.7%
ASGN, Inc.(a)	77,422	6,308,345
Atlas Technical Consultants, Inc.(a)	29,194	150,349
Barrett Business Services, Inc.	11,136	1,038,766
CBIZ, Inc.(a)	74,412	3,486,202
Conduent, Inc.(a)	267,871	1,084,878
CRA International, Inc.(b)	10,959	1,341,710
DHI Group, Inc.(a)	66,059	349,452
ExlService Holdings, Inc.(a)(b)	50,672	8,585,357
Forrester Research, Inc.(a)	18,008	643,966
Hackett Group, Inc.	42,527	866,275
Heidrick & Struggles International, Inc.	31,397	878,174
Huron Consulting Group, Inc.(a)	30,444	2,210,234
ICF International, Inc.	29,118	2,884,138
Insperity, Inc.	56,542	6,423,171
Kelly Services, Inc., Class A	52,866	893,435
Kforce, Inc.	30,272	1,659,814
Korn Ferry	82,382	4,170,177
Liquidity Services, Inc.(a)	38,307	538,596
Maximus, Inc.	94,430	6,924,552
NV5 Global, Inc.(a)(b)	21,339	2,823,577
PFSweb, Inc.	25,521	156,954
Resources Connection, Inc.	51,424	945,173
Target Hospitality Corp.(a)	47,647	721,376
TriNet Group, Inc.(a)(b)	59,086	4,006,031
TrueBlue, Inc.(a)	49,981	978,628
TTEC Holdings, Inc.	29,999	1,323,856

		61,393,186

Banks — 0.0%
John Marshall Bancorp, Inc.	17,653	508,053
USCB Financial Holdings, Inc.(a)	16,653	203,167

		711,220

Banks: Diversified — 9.0%
1st Source Corp.	25,125	1,333,886
ACNB Corp.	13,052	519,600
Ambac Financial Group, Inc.(a)	68,912	1,201,825
Amerant Bancorp, Inc.	44,106	1,183,805
American National Bankshares, Inc.	16,235	599,559
Ameris Bancorp	102,221	4,818,698
Arrow Financial Corp.	22,132	750,275
Associated Banc-Corp.(b)	228,696	5,280,591
Atlantic Union Bankshares Corp.	118,179	4,152,810
BancFirst Corp.	31,021	2,735,432
Banco Latinoamericano de Comercio Exterior SA, Class E	43,124	698,609
Bancorp, Inc.(a)	79,613	2,259,417

Security	Shares	Value

Banks: Diversified (continued)
Bank First Corp.	10,039	$931,820
Bank of Marin Bancorp	24,854	817,200
Bank of NT Butterfield & Son Ltd.	78,446	2,338,475
Bankwell Financial Group, Inc.	8,704	256,159
Banner Corp.	52,372	3,309,910
Bar Harbor Bankshares	23,625	756,945
BayCom Corp.	19,853	376,810
BCB Bancorp, Inc.	22,202	399,414
Blue Ridge Bankshares, Inc.	27,394	342,151
Bridgewater Bancshares, Inc.(a)	32,096	569,383
Business First Bancshares, Inc.	32,681	723,557
Byline Bancorp, Inc.	38,786	890,914
Cadence Bank	237,821	5,864,666
Cambridge Bancorp	10,923	907,264
Camden National Corp.	23,098	962,956
Capital Bancorp, Inc.	13,728	323,157
Capital City Bank Group, Inc.	21,636	703,170
Capitol Federal Financial, Inc.	206,654	1,787,557
Capstar Financial Holdings, Inc.	31,550	557,173
Carter Bankshares, Inc.(a)	38,332	635,928
Cathay General Bancorp	110,915	4,524,223
Central Pacific Financial Corp.	36,134	732,798
Citizens & Northern Corp.	24,118	551,337
City Holding Co.	22,134	2,060,454
Civista Bancshares, Inc.	24,583	541,072
CNB Financial Corp.	25,754	612,688
Coastal Financial Corp.(a)(b)	16,198	769,729
Colony Bankcorp, Inc.	25,286	320,879
Columbia Banking System, Inc.	111,572	3,361,664
Columbia Financial, Inc.(a)(b)	54,374	1,175,566
Community Bank System, Inc.	80,268	5,052,871
Community Trust Bancorp, Inc.	25,076	1,151,741
ConnectOne Bancorp, Inc.	58,568	1,417,931
CrossFirst Bankshares, Inc.(a)(b)	70,858	879,348
Customers Bancorp, Inc.(a)	49,120	1,392,061
CVB Financial Corp.	207,979	5,355,459
Eagle Bancorp, Inc.	47,681	2,101,302
Eastern Bankshares, Inc.	246,092	4,245,087
Enterprise Bancorp, Inc.	15,063	531,724
Enterprise Financial Services Corp.	55,663	2,725,260
Equity Bancshares, Inc., Class A(b)	23,763	776,337
Esquire Financial Holdings, Inc.	10,697	462,752
Farmers & Merchants Bancorp, Inc.	18,592	505,331
Farmers National Banc Corp.	50,578	714,161
FB Financial Corp.	56,457	2,040,356
Financial Institutions, Inc.	23,585	574,531
First Bancorp, Inc.	15,345	459,429
First BanCorp/Puerto Rico	284,836	3,623,114
First Bancorp/Southern Pines NC	51,199	2,193,365
First Bancshares, Inc.	31,038	993,526
First Bank	24,595	338,427
First Busey Corp.	81,445	2,013,320
First Business Financial Services, Inc.	12,390	452,855
First Commonwealth Financial Corp.	139,403	1,947,460
First Community Bankshares, Inc.	25,204	854,416
First Financial Bancorp	141,314	3,424,038
First Financial Bankshares, Inc.	203,005	6,983,372
First Financial Corp.	17,342	799,119
First Foundation, Inc.	81,782	1,171,936
First Guaranty Bancshares, Inc.	9,370	219,727
First Internet Bancorp	14,564	353,614
First Interstate BancSystem, Inc., Class A	140,494	5,430,093

S E R I E S S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Diversified (continued)
First Merchants Corp.	90,327	$3,713,343
First Mid Bancshares, Inc.	29,863	958,005
First of Long Island Corp.	35,860	645,480
First Western Financial, Inc.(a)(b)	12,197	343,346
Five Star Bancorp	20,095	547,388
Fulton Financial Corp.	249,053	4,191,562
FVCBankcorp, Inc.(a)	18,457	351,975
German American Bancorp, Inc.	43,307	1,615,351
Glacier Bancorp, Inc.	174,006	8,599,377
Guaranty Bancshares, Inc.	13,008	450,597
Hancock Whitney Corp.	134,201	6,493,986
Hanmi Financial Corp.	35,695	883,451
HarborOne Bancorp, Inc.	70,469	979,519
HBT Financial, Inc.	16,051	314,118
Heartland Financial USA, Inc.	64,821	3,021,955
Heritage Commerce Corp.	91,994	1,195,922
Hippo Holdings, Inc.(a)(b)	25,613	348,337
Home BancShares, Inc.	293,696	6,693,332
Hope Bancorp, Inc.	162,875	2,086,429
Horizon Bancorp, Inc.	63,593	958,982
Independent Bank Corp.	98,708	6,408,004
Independent Bank Group, Inc.	56,474	3,392,958
International Bancshares Corp.	84,576	3,870,198
Lakeland Bancorp, Inc.	97,469	1,716,429
Lakeland Financial Corp.	38,212	2,788,330
Live Oak Bancshares, Inc.	51,623	1,559,015
Luther Burbank Corp.	24,183	268,673
Macatawa Bank Corp.	41,442	457,105
Mercantile Bank Corp.	24,735	828,128
Merchants Bancorp(b)	24,586	597,932
Metrocity Bankshares, Inc.	29,924	647,256
Metropolitan Bank Holding Corp.(a)(b)	16,268	954,444
Mid Penn Bancorp, Inc.	22,916	686,793
Midland States Bancorp, Inc.	33,402	889,161
MVB Financial Corp.	16,156	355,755
National Bank Holdings Corp., Class A	46,113	1,939,974
NBT Bancorp, Inc.	64,164	2,786,001
Nicolet Bankshares, Inc.(a)	19,392	1,547,288
Northeast Bank	10,382	437,082
OFG Bancorp	71,865	1,980,599
Old National Bancorp	458,552	8,244,765
Old Second Bancorp, Inc.	67,733	1,086,437
Origin Bancorp, Inc.	35,335	1,296,794
Orrstown Financial Services, Inc.	16,163	374,335
Pacific Premier Bancorp, Inc.	132,968	4,196,470
Park National Corp.	22,642	3,186,861
Parke Bancorp, Inc.	15,614	323,834
PCB Bancorp	17,977	318,013
PCSB Financial Corp.	19,932	379,505
Peapack-Gladstone Financial Corp.	27,658	1,029,431
Peoples Bancorp, Inc.	44,482	1,256,617
Peoples Financial Services Corp.	10,766	558,109
Pioneer Bancorp, Inc.(a)	20,117	229,334
Preferred Bank/Los Angeles CA	12,747	951,181
Primis Financial Corp.	35,322	418,566
Professional Holding Corp., Class A(a)	19,999	554,772
Provident Financial Services, Inc.	110,654	2,363,569
QCR Holdings, Inc.	25,245	1,253,162
RBB Bancorp	22,814	475,672
Red River Bancshares, Inc.	7,783	397,400
Renasant Corp.	83,410	3,135,382
Republic Bancorp, Inc., Class A	13,729	561,791

Security	Shares	Value

Banks: Diversified (continued)
Republic First Bancorp, Inc.(a)(b)	69,664	$149,778
Root, Inc./OH, Class A(a)(b)	11,987	53,822
S&T Bancorp, Inc.	52,403	1,791,135
Sandy Spring Bancorp, Inc.	68,943	2,428,862
Seacoast Banking Corp. of Florida	84,458	2,634,245
ServisFirst Bancshares, Inc.(b)	79,165	5,455,260
Shore Bancshares, Inc.	27,333	476,414
Sierra Bancorp	21,281	452,008
Silvergate Capital Corp., Class A(a)(b)	49,459	860,587
Simmons First National Corp., Class A	184,109	3,973,072
SmartFinancial, Inc.	24,098	662,695
South Plains Financial, Inc.	15,746	433,487
Southern First Bancshares, Inc.(a)(b)	11,833	541,360
Southside Bancshares, Inc.	48,411	1,742,312
SouthState Corp.	117,355	8,961,228
Stellar Bancorp, Inc.	71,536	2,107,451
Stock Yards Bancorp, Inc.	45,176	2,935,536
Summit Financial Group, Inc.	17,559	437,044
Texas Capital Bancshares, Inc.(a)	78,913	4,759,243
Third Coast Bancshares, Inc.(a)	19,738	363,771
Tompkins Financial Corp.	21,899	1,698,924
Towne Bank	106,267	3,277,274
TriCo Bancshares	49,221	2,509,779
Triumph Financial, Inc.(a)(b)	36,842	1,800,469
TrustCo Bank Corp./New York	29,053	1,092,102
Trustmark Corp.	95,350	3,328,668
UMB Financial Corp.	69,479	5,802,886
United Bankshares, Inc.	203,494	8,239,472
United Community Banks, Inc.	162,050	5,477,290
Unity Bancorp, Inc.	10,876	297,241
Univest Financial Corp.	45,685	1,193,749
Valley National Bancorp	679,810	7,688,651
Veritex Holdings, Inc.	73,782	2,071,799
Washington Trust Bancorp, Inc.	26,713	1,260,319
WesBanco, Inc.	88,028	3,255,275
West BanCorp., Inc.	25,156	642,736
Westamerica BanCorp	39,538	2,333,137

		329,108,250

Banks: Savings, Thrift & Mortgage Lending — 1.0%
Amalgamated Financial Corp.	22,374	515,497
Axos Financial, Inc.(a)	90,438	3,456,540
Banc of California, Inc.	83,135	1,324,341
BankUnited, Inc.	119,002	4,042,498
Berkshire Hills Bancorp, Inc.	62,941	1,881,936
Brookline Bancorp, Inc.	112,560	1,592,724
Finance of America Cos., Inc., Class A(a)	53,250	67,627
Flushing Financial Corp.	44,859	869,367
Great Southern Bancorp, Inc.	14,717	875,514
Greene County Bancorp, Inc.	5,231	300,364
Heritage Financial Corp.	53,775	1,647,666
Hingham Institution for Savings	2,351	648,782
Home Bancorp, Inc.	11,335	453,740
Home Point Capital, Inc.	7,506	10,283
HomeStreet, Inc.	25,459	702,159
Kearny Financial Corp.	95,358	967,884
Ladder Capital Corp.	179,266	1,799,831
Northfield Bancorp, Inc.	68,278	1,074,013
Northwest Bancshares, Inc.	184,801	2,583,518
OceanFirst Financial Corp.	91,596	1,946,415
Premier Financial Corp.	55,835	1,505,870
Provident Bancorp, Inc.	22,753	165,642
Southern Missouri Bancorp, Inc.	12,153	556,972

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Savings, Thrift & Mortgage Lending (continued)
Sterling Bancorp, Inc.(a)	26,451	$161,087
Washington Federal, Inc.	102,259	3,430,789
Waterstone Financial, Inc.	30,424	524,510
WSFS Financial Corp.	94,352	4,277,920

		37,383,489

Beverage: Soft Drinks — 0.5%
Celsius Holdings, Inc.(a)	87,009	9,052,416
Coca-Cola Consolidated, Inc.	7,412	3,797,612
Duckhorn Portfolio, Inc.(a)	63,778	1,056,802
National Beverage Corp.(a)	37,260	1,733,708
Primo Water Corp.	248,642	3,863,897
Vintage Wine Estates, Inc.(a)(b)	50,032	163,104

		19,667,539

Biotechnology — 7.1%
2seventy bio, Inc.(a)	60,134	563,456
4D Molecular Therapeutics, Inc.(a)	47,481	1,054,553
Aadi Bioscience, Inc.(a)	22,370	287,007
Adicet Bio, Inc.(a)	44,011	393,458
ADMA Biologics, Inc.(a)(b)	289,347	1,122,666
Aduro Biotech, Inc.(c)	21,953	55,738
Aerovate Therapeutics, Inc.(a)(b)	14,296	418,873
Affimed NV(a)	217,574	269,792
Agenus, Inc.(a)	472,050	1,132,920
Agios Pharmaceuticals, Inc.(a)	86,103	2,417,772
Akero Therapeutics, Inc.(a)(b)	54,487	2,985,888
Albireo Pharma, Inc.(a)	27,550	595,355
Alector, Inc.(a)	99,288	916,428
Allogene Therapeutics, Inc.(a)(b)	125,735	790,873
Allovir, Inc.(a)	48,407	248,328
Alpine Immune Sciences, Inc.(a)	23,938	175,944
ALX Oncology Holdings, Inc.(a)(b)	32,739	368,969
Amicus Therapeutics, Inc.(a)	435,108	5,312,669
Amylyx Pharmaceuticals, Inc.(a)	78,907	2,915,614
AN2 Therapeutics, Inc.(a)	15,732	149,926
AnaptysBio, Inc.(a)(b)	31,437	974,233
Anavex Life Sciences Corp.(a)(b)	110,559	1,023,776
ANI Pharmaceuticals, Inc.(a)	19,754	794,703
Apellis Pharmaceuticals, Inc.(a)(b)	147,957	7,650,856
Arbutus Biopharma Corp.(a)(b)	174,248	405,998
Arcellx, Inc.(a)	47,497	1,471,457
Arcturus Therapeutics Holdings, Inc.(a)	36,368	616,801
Arcus Biosciences, Inc.(a)	81,031	1,675,721
Arcutis Biotherapeutics, Inc.(a)(b)	64,089	948,517
Arvinas, Inc.(a)(b)	76,746	2,625,481
Atara Biotherapeutics, Inc.(a)	143,092	469,342
Aura Biosciences, Inc.(a)	28,310	297,255
Aurinia Pharmaceuticals, Inc.(a)	215,124	929,336
Avid Bioservices, Inc.(a)	95,218	1,311,152
Avidity Biosciences, Inc.(a)(b)	79,404	1,761,975
Beam Therapeutics, Inc.(a)(b)	100,274	3,921,716
BioCryst Pharmaceuticals, Inc.(a)(b)	292,644	3,359,553
Biohaven Ltd.(a)	95,362	1,323,625
Bioventus, Inc., Class A(a)	48,861	127,527
Bioxcel Therapeutics, Inc.(a)(b)	29,533	634,369
Bluebird Bio, Inc.(a)(b)	128,771	891,095
Blueprint Medicines Corp.(a)	94,277	4,130,275
Bridgebio Pharma, Inc.(a)	165,051	1,257,689
C4 Therapeutics, Inc.(a)(b)	65,317	385,370
Caribou Biosciences, Inc.(a)	90,199	566,450
Castle Biosciences, Inc.(a)	39,518	930,254
Catalyst Pharmaceuticals, Inc.(a)	150,867	2,806,126

Security	Shares	Value

Biotechnology (continued)
Celldex Therapeutics, Inc.(a)(b)	72,303	$3,222,545
Celularity, Inc.(a)	108,491	139,953
Century Therapeutics, Inc.(a)	33,469	171,696
Cerevel Therapeutics Holdings, Inc.(a)(b)	89,631	2,826,962
Chinook Therapeutics, Inc.(a)	78,151	2,047,556
CinCor Pharma, Inc.(a)(b)	38,285	470,523
Codexis, Inc.(a)	95,897	446,880
Cogent Biosciences, Inc.(a)(b)	100,663	1,163,664
Coherus Biosciences, Inc.(a)	118,395	937,688
Collegium Pharmaceutical, Inc.(a)	53,511	1,241,455
Crinetics Pharmaceuticals, Inc.(a)	83,026	1,519,376
CTI BioPharma Corp.(a)	161,357	969,756
Cullinan Oncology, Inc.(a)	48,934	516,254
Cytokinetics, Inc.(a)	129,537	5,935,385
Day One Biopharmaceuticals, Inc.(a)	43,549	937,174
Deciphera Pharmaceuticals, Inc.(a)	72,364	1,186,046
Denali Therapeutics, Inc.(a)(b)	170,069	4,729,619
Design Therapeutics, Inc.(a)(b)	54,618	560,381
Douglas Elliman, Inc	119,264	485,404
Dynavax Technologies Corp.(a)	186,716	1,986,658
Dyne Therapeutics, Inc.(a)	49,127	569,382
Editas Medicine, Inc.(a)(b)	108,122	959,042
Eiger BioPharmaceuticals, Inc.(a)	63,298	74,692
Emergent BioSolutions, Inc.(a)	79,999	944,788
Enochian Biosciences, Inc.(a)	30,528	31,444
EQRx, Inc.(a)	322,000	792,120
Erasca, Inc.(a)	100,902	434,888
EyePoint Pharmaceuticals, Inc.(a)(b)	42,891	150,119
Fate Therapeutics, Inc.(a)	131,147	1,323,273
FibroGen, Inc.(a)	137,827	2,207,989
Foghorn Therapeutics, Inc.(a)(b)	32,469	207,152
Fulcrum Therapeutics, Inc.(a)(b)	65,670	478,078
Generation Bio Co.(a)	79,184	311,193
Geron Corp.(a)(b)	574,826	1,391,079
Gossamer Bio, Inc.(a)(b)	99,288	215,455
GreenLight Biosciences Holdings PBC(a)(b)	115,845	136,697
Gtx, Inc.(b)(c)	944	968
Halozyme Therapeutics, Inc.(a)	209,027	11,893,636
Heron Therapeutics, Inc.(a)(b)	160,149	400,373
HilleVax, Inc.(a)(b)	25,874	432,872
Humacyte, Inc.(a)	76,600	161,626
Icosavax, Inc.(a)	38,731	307,524
Ideaya Biosciences, Inc.(a)	68,514	1,244,899
IGM Biosciences, Inc.(a)(b)	17,415	296,229
Imago Biosciences, Inc.(a)	40,767	1,465,574
ImmunityBio, Inc.(a)(b)	127,460	646,222
ImmunoGen, Inc.(a)	338,742	1,680,160
Immunovant, Inc.(a)(b)	69,503	1,233,678
Inhibrx, Inc.(a)	50,560	1,245,798
Inovio Pharmaceuticals, Inc.(a)	389,992	608,388
Insmed, Inc.(a)(b)	210,857	4,212,923
Instil Bio, Inc.(a)	107,503	67,727
Intellia Therapeutics, Inc.(a)	133,261	4,649,476
Intercept Pharmaceuticals, Inc.(a)	38,914	481,366
Invitae Corp.(a)(b)	368,229	684,906
Invivyd, Inc.(a)	80,990	121,485
Iovance Biotherapeutics, Inc.(a)	241,038	1,540,233
iTeos Therapeutics, Inc.(a)	37,833	738,878
IVERIC bio, Inc.(a)	211,440	4,526,930
Janux Therapeutics, Inc.(a)	26,245	345,647
Jounce Therapeutics, Inc.(a)	63,561	70,553
KalVista Pharmaceuticals, Inc.(a)	37,687	254,764

S E R I E S S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Karuna Therapeutics, Inc.(a)	47,466	$9,327,069
Karyopharm Therapeutics, Inc.(a)	121,430	412,862
Keros Therapeutics, Inc.(a)	29,968	1,439,063
Kezar Life Sciences, Inc.(a)	81,326	572,535
Kiniksa Pharmaceuticals Ltd., Class A(a)	50,378	754,662
Kinnate Biopharma, Inc.(a)	46,139	281,448
Kodiak Sciences, Inc.(a)	52,484	375,785
Kronos Bio, Inc.(a)	65,413	105,969
Krystal Biotech, Inc.(a)(b)	33,618	2,663,218
Kura Oncology, Inc.(a)(b)	100,104	1,242,291
Kymera Therapeutics, Inc.(a)(b)	59,148	1,476,334
Lexicon Pharmaceuticals, Inc.(a)	125,521	239,745
Ligand Pharmaceuticals, Inc.(a)(b)	23,810	1,590,508
Lyell Immunopharma, Inc.(a)(b)	271,148	940,884
MacroGenics, Inc.(a)	93,313	626,130
Madrigal Pharmaceuticals, Inc.(a)	19,849	5,761,172
MannKind Corp.(a)(b)	392,682	2,069,434
MaxCyte, Inc.(a)	135,315	738,820
MeiraGTx Holdings PLC(a)	49,912	325,426
Mersana Therapeutics, Inc.(a)(b)	140,069	820,804
MiMedx Group, Inc.(a)(b)	174,375	484,763
Mirum Pharmaceuticals, Inc.(a)(b)	28,522	556,179
Monte Rosa Therapeutics, Inc.(a)	44,992	342,389
Morphic Holding, Inc.(a)(b)	41,269	1,103,946
Myriad Genetics, Inc.(a)(b)	125,471	1,820,584
Nautilus Biotechnology, Inc.(a)	73,637	132,547
NGM Biopharmaceuticals, Inc.(a)	60,572	304,071
Nkarta, Inc.(a)	50,082	299,991
Nurix Therapeutics, Inc.(a)(b)	74,184	814,540
Nuvalent, Inc., Class A(a)(b)	31,189	928,808
Ocugen, Inc.(a)(b)	350,209	455,272
OPKO Health, Inc.(a)	645,490	806,862
Outlook Therapeutics, Inc.(a)(b)	186,570	201,496
Pacific Biosciences of California, Inc.(a)(b)	356,389	2,915,262
Pardes Biosciences, Inc.(a)	43,775	73,980
PepGen, Inc.(a)	21,643	289,367
Phathom Pharmaceuticals, Inc.(a)	36,555	410,147
PMV Pharmaceuticals, Inc.(a)	59,370	516,519
Point Biopharma Global, Inc.(a)	132,404	965,225
Praxis Precision Medicines, Inc.(a)	52,779	125,614
Precigen, Inc.(a)	166,443	252,993
Prime Medicine, Inc.(b)	15,067	279,945
Prometheus Biosciences, Inc.(a)	54,500	5,995,000
Protagonist Therapeutics, Inc.(a)	73,546	802,387
Prothena Corp. PLC(a)	57,485	3,463,471
Provention Bio, Inc.(a)(b)	94,830	1,002,353
PTC Therapeutics, Inc.(a)	110,835	4,230,572
Quantum-Si, Inc.(a)(b)	141,106	258,224
RadNet, Inc.(a)	79,813	1,502,879
Rallybio Corp.(a)	23,944	157,312
RAPT Therapeutics, Inc.(a)	41,866	828,947
Recursion Pharmaceuticals, Inc., Class A(a)(b)	215,610	1,662,353
REGENXBIO, Inc.(a)	62,985	1,428,500
Relay Therapeutics, Inc.(a)	132,967	1,986,527
Relmada Therapeutics, Inc.(a)	43,965	153,438
Replimune Group, Inc.(a)	64,936	1,766,259
Revolution Medicines, Inc.(a)(b)	117,216	2,792,085
Rigel Pharmaceuticals, Inc.(a)	256,348	384,522
Rocket Pharmaceuticals, Inc.(a)(b)	83,146	1,627,167
Sage Therapeutics, Inc.(a)(b)	82,186	3,134,574
Sana Biotechnology, Inc.(a)(b)	140,950	556,752
Sangamo Therapeutics, Inc.(a)(b)	201,376	632,321

Security	Shares	Value

Biotechnology (continued)
Science 37 Holdings, Inc.(a)	96,182	$39,935
Seres Therapeutics, Inc.(a)	111,300	623,280
Singular Genomics Systems, Inc.(a)(b)	83,527	167,889
SomaLogic, Inc.(a)	231,949	582,192
Sorrento Therapeutics, Inc.(a)	704,011	623,754
SpringWorks Therapeutics, Inc.(a)(b)	54,775	1,424,698
Stoke Therapeutics, Inc.(a)	34,529	318,703
Sutro Biopharma, Inc.(a)	78,219	632,010
Talaris Therapeutics, Inc.(a)	32,454	33,103
Tango Therapeutics, Inc.(a)	72,190	523,377
Tenaya Therapeutics, Inc.(a)(b)	47,185	94,842
Travere Therapeutics, Inc.(a)	96,084	2,020,647
Tricida, Inc.(a)(b)	51,440	7,865
Twist Bioscience Corp.(a)	88,559	2,108,590
Tyra Biosciences, Inc.(a)	19,668	149,477
Vanda Pharmaceuticals, Inc.(a)	87,581	647,224
Vaxart, Inc.(a)(b)	196,290	188,615
Vaxcyte, Inc.(a)	112,549	5,396,725
VBI Vaccines, Inc.(a)(b)	310,101	121,281
Vera Therapeutics, Inc.(a)(b)	23,254	449,965
Veracyte, Inc.(a)	113,053	2,682,748
Vericel Corp.(a)(b)	75,322	1,983,981
Verve Therapeutics, Inc.(a)(b)	71,516	1,383,835
Vir Biotechnology, Inc.(a)	114,410	2,895,717
Viridian Therapeutics, Inc.(a)	58,442	1,707,091
VistaGen Therapeutics, Inc.(a)(b)	304,040	31,316
Xencor, Inc.(a)	90,572	2,358,495
Y-mAbs Therapeutics, Inc.(a)	57,171	278,994
Zentalis Pharmaceuticals, Inc.(a)(b)	73,671	1,483,734
Zogenix, Inc.(b)(c)	87,311	59,371

		257,731,838

Building Materials — 0.7%
Aspen Aerogels, Inc.(a)(b)	50,038	589,948
BlueLinx Holdings, Inc.(a)	13,276	944,056
Caesarstone Ltd.	34,219	195,390
Gibraltar Industries, Inc.(a)	47,479	2,178,337
Griffon Corp.(b)	72,681	2,601,253
Masonite International Corp.(a)	35,117	2,830,781
Patrick Industries, Inc.	34,645	2,099,487
PGT Innovations, Inc.(a)	92,233	1,656,505
Quanex Building Products Corp.	51,787	1,226,316
Simpson Manufacturing Co., Inc.	66,494	5,895,358
Summit Materials, Inc., Class A(a)(b)	190,314	5,403,022

		25,620,453

Building Products — 0.0%
Janus International Group, Inc.(a)	130,032	1,237,905

Building: Climate Control — 0.3%
AAON, Inc.	69,205	5,212,521
Comfort Systems USA, Inc.	55,206	6,353,106
View, Inc.(a)	170,099	164,129

		11,729,756

Building: Roofing, Wallboard & Plumbing(a) — 0.2%
Beacon Roofing Supply, Inc.	81,063	4,279,316
JELD-WEN Holding, Inc.	131,619	1,270,123

		5,549,439

Cable Television Services(a) — 0.1%
AMC Networks, Inc., Class A	47,702	747,490
Liberty Latin America Ltd., Class A	59,788	450,204

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Cable Television Services (continued)
Liberty Latin America Ltd., Class C	235,279	$1,788,120
WideOpenWest, Inc.	84,378	768,684

		3,754,498

Capital Markets — 0.0%
Bakkt Holdings, Inc.(a)(b)	106,356	126,564
Perella Weinberg Partners	64,719	634,246
Victory Capital Holdings, Inc., Class A	25,605	686,982

		1,447,792

Casinos & Gambling — 0.4%
Accel Entertainment, Inc.(a)	90,391	696,011
Century Casinos, Inc.(a)	41,548	292,082
Full House Resorts, Inc.(a)	52,068	391,551
Inspired Entertainment, Inc.(a)	34,213	433,479
International Game Technology PLC	155,005	3,515,513
Light & Wonder, Inc., Class A(a)(b)	147,581	8,648,247
Monarch Casino & Resort, Inc.(a)	20,995	1,614,306

		15,591,189

Cement — 0.0%
Concrete Pumping Holdings, Inc.(a)	40,542	237,171

Chemicals — 0.0%
Perimeter Solutions SA(a)	183,790	1,679,841

Chemicals: Diversified — 0.9%
AdvanSix, Inc.	42,642	1,621,249
American Vanguard Corp.	42,960	932,661
Avient Corp.	143,643	4,849,388
Cabot Corp.	86,733	5,797,234
CSW Industrials, Inc.	23,070	2,674,505
Danimer Scientific, Inc.(a)(b)	144,177	258,077
Ecovyst, Inc.(a)	108,029	957,137
Hawkins, Inc.	30,533	1,178,574
Ingevity Corp.(a)(b)	58,191	4,098,974
Landec Corp.(a)	42,588	275,970
LSB Industries, Inc.(a)(b)	113,686	1,512,024
Origin Materials, Inc.(a)(b)	164,339	757,603
PureCycle Technologies, Inc.(a)(b)	169,172	1,143,603
Rayonier Advanced Materials, Inc.(a)	98,884	949,286
Sensient Technologies Corp.	66,197	4,827,085
Valhi, Inc.	3,801	83,622

		31,916,992

Chemicals: Specialty — 0.8%
Amyris, Inc.(a)(b)	318,831	487,811
Balchem Corp.	50,275	6,139,080
FutureFuel Corp.	39,115	318,005
Innospec, Inc.	39,069	4,018,637
Livent Corp.(a)	255,740	5,081,554
Orion Engineered Carbons SA	94,692	1,686,465
Park Aerospace Corp.	31,735	425,566
Quaker Chemical Corp.	21,376	3,567,654
Stepan Co.	32,409	3,450,262
Trinseo PLC	55,198	1,253,547
Tronox Holdings PLC, Class A	184,598	2,530,839

		28,959,420

Coal — 0.4%
Arch Resources, Inc.	23,143	3,304,589
CONSOL Energy, Inc.	54,161	3,520,465
Peabody Energy Corp.(a)	185,773	4,908,123

Security	Shares	Value

Coal (continued)
Ramaco Resources, Inc.	33,989	$298,763
Warrior Met Coal, Inc.	81,254	2,814,638

		14,846,578

Commercial Banks — 0.1%
Dime Community Bancshares, Inc.	51,346	1,634,343
HomeTrust Bancshares, Inc.	22,705	548,780

		2,183,123

Commercial Finance & Mortgage Companies — 0.3%
Federal Agricultural Mortgage Corp., Class C	14,559	1,640,945
Pathward Financial, Inc.	43,148	1,857,521
PennyMac Financial Services, Inc.	41,666	2,360,796
RE/MAX Holdings, Inc., Class A	29,696	553,534
Velocity Financial, Inc.(a)	17,616	169,994
Walker & Dunlop, Inc.	48,432	3,800,943

		10,383,733

Commercial Services & Supplies — 0.1%
ACV Auctions, Inc., Class A(a)(b)	184,458	1,514,400
Aris Water Solution, Inc., Class A	34,177	492,490
Information Services Group, Inc.	54,901	252,545
Li-Cycle Holdings Corp.(a)(b)	213,197	1,014,818
National Research Corp.	22,029	821,682

		4,095,935

Commercial Services: Rental & Leasing — 0.8%
GATX Corp.	54,732	5,820,201
GMS, Inc.(a)	64,867	3,230,377
H&E Equipment Services, Inc.(b)	50,095	2,274,313
Herc Holdings, Inc.	39,188	5,155,965
McGrath RentCorp	38,231	3,774,929
NOW, Inc.(a)	174,040	2,210,308
Rush Enterprises, Inc., Class B	10,219	575,023
Triton International Ltd.	90,354	6,214,548

		29,255,664

Commercial Vehicles & Parts — 0.3%
Blue Bird Corp.(a)(b)	27,405	293,507
Miller Industries, Inc.	17,488	466,230
Modine Manufacturing Co.(a)	78,515	1,559,308
Motorcar Parts of America, Inc.(a)	29,868	354,234
REV Group, Inc.	53,240	671,889
Rush Enterprises, Inc., Class A	65,013	3,398,880
Shyft Group, Inc.	54,259	1,348,879
Wabash National Corp.	73,031	1,650,501

		9,743,428

Communications Equipment(a)(b) — 0.1%
CommScope Holding Co., Inc.	323,623	2,378,629
Ondas Holdings, Inc.	60,819	96,702

		2,475,331

Communications Technology — 0.9%
908 Devices, Inc.(a)(b)	35,127	267,668
AdTheorent Holding Co., Inc.(a)	58,110	96,463
ADTRAN Holdings, Inc.	118,802	2,232,290
Anterix, Inc.(a)	29,042	934,281
Avaya Holdings Corp.(a)(b)	128,969	25,278
Aviat Networks, Inc.(a)(b)	10,089	314,676
Bandwidth, Inc., Class A(a)(b)	35,910	824,134
Calix, Inc.(a)(b)	89,574	6,129,549
Casa Systems, Inc.(a)	55,675	151,993
Comtech Telecommunications Corp.	41,372	502,256
Digi International, Inc.(a)	53,918	1,970,703

S E R I E S S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Technology (continued)
DZS, Inc.(a)	27,899	$353,759
EchoStar Corp., Class A(a)	54,126	902,822
Extreme Networks, Inc.(a)	199,259	3,648,432
Harmonic, Inc.(a)	145,028	1,899,867
Infinera Corp.(a)(b)	298,676	2,013,076
Inseego Corp.(a)(b)	146,601	123,511
InterDigital, Inc.	46,856	2,318,435
Maxar Technologies, Inc.(b)	116,055	6,004,686
NETGEAR, Inc.(a)	45,468	823,425
Ooma, Inc.(a)	36,146	492,308
Ribbon Communications, Inc.(a)	110,086	307,140

		32,336,752

Computer Services Software & Systems — 4.8%
A10 Networks, Inc.	98,630	1,640,217
ACI Worldwide, Inc.(a)	173,652	3,993,996
Adeia, Inc.	166,633	1,579,681
Alarm.com Holdings, Inc.(a)	75,890	3,755,037
Alkami Technology, Inc.(a)(b)	58,228	849,546
Altair Engineering, Inc., Class A(a)(b)	82,008	3,728,904
American Software, Inc., Class A	49,361	724,619
Appfolio, Inc., Class A(a)	30,059	3,167,617
Appian Corp., Class A(a)	63,168	2,056,750
Applied Digital Corp.(a)	78,303	144,077
Asana, Inc., Class A(a)(b)	116,201	1,600,088
Aterian, Inc.(a)	94,084	72,473
Avid Technology, Inc.(a)	53,751	1,429,239
Benefitfocus, Inc.(a)(b)	39,344	411,538
BigCommerce Holdings, Inc., Series-1(a)(b)	100,875	881,647
Blackbaud, Inc.(a)	73,289	4,313,791
Blackline, Inc.(a)(b)	87,155	5,862,917
Blucora, Inc.(a)	75,131	1,918,094
Box, Inc., Class A(a)	220,637	6,868,430
Brightcove, Inc.(a)	64,907	339,464
Cargurus, Inc.(a)(b)	161,035	2,256,100
Cerence, Inc.(a)	62,394	1,156,161
Cleanspark, Inc.(a)(b)	76,971	157,021
CommVault Systems, Inc.(a)	70,251	4,414,573
CSG Systems International, Inc.	47,966	2,743,655
Digimarc Corp.(a)(b)	21,894	404,820
Digital Turbine, Inc.(a)	148,158	2,257,928
DigitalOcean Holdings, Inc.(a)(b)	110,051	2,802,999
Domo, Inc., Class B(a)	48,416	689,444
E2open Parent Holdings, Inc.(a)(b)	313,292	1,839,024
Ebix, Inc.	41,582	829,977
Edgio, Inc.(a)	215,777	243,828
Envestnet, Inc.(a)	83,050	5,124,185
ePlus, Inc.(a)	41,671	1,845,192
Eventbrite, Inc., Class A(a)	119,924	702,755
Everbridge, Inc.(a)	62,459	1,847,537
EverQuote, Inc., Class A(a)(b)	31,499	464,295
Evolent Health, Inc., Class A(a)	129,345	3,632,008
fuboTV, Inc.(a)(b)	286,544	498,587
Grid Dynamics Holdings, Inc.(a)	83,773	939,933
Groupon, Inc.(a)(b)	36,579	313,848
LivePerson, Inc.(a)	110,909	1,124,617
LiveRamp Holdings, Inc.(a)	104,234	2,443,245
Magnite, Inc.(a)(b)	206,506	2,186,899
Marathon Digital Holdings, Inc.(a)(b)	173,343	592,833
MicroStrategy, Inc., Class A(a)(b)	14,846	2,101,748
Mitek Systems, Inc.(a)	66,630	645,645
Momentive Global, Inc.(a)(b)	204,407	1,430,849

Security	Shares	Value

Computer Services Software & Systems (continued)
Multiplan Corp.(a)(b)	601,228	$691,412
NetScout Systems, Inc.(a)	107,819	3,505,196
ON24, Inc.(a)	63,216	545,554
OneSpan, Inc.(a)	62,235	696,410
Ouster, Inc.(a)(b)	220,786	190,538
PagerDuty, Inc.(a)(b)	134,251	3,565,707
PAR Technology Corp.(a)(b)	42,057	1,096,426
Parsons Corp.(a)	53,086	2,455,227
Paya Holdings, Inc.(a)	138,061	1,086,540
PDF Solutions, Inc.(a)	46,905	1,337,731
Perficient, Inc.(a)	53,914	3,764,815
Progress Software Corp.	66,718	3,365,923
PROS Holdings, Inc.(a)	65,507	1,589,200
Q2 Holdings, Inc.(a)	88,150	2,368,590
Rackspace Technology, Inc.(a)(b)	89,351	263,585
Rapid7, Inc.(a)(b)	91,653	3,114,369
Red Violet, Inc.(a)	14,638	336,967
Rimini Street, Inc.(a)	75,101	286,135
Riot Blockchain, Inc.(a)(b)	242,650	822,583
Sapiens International Corp. NV	48,968	904,929
Schrodinger, Inc.(a)(b)	86,286	1,612,685
SecureWorks Corp., Class A(a)	13,813	88,265
ShotSpotter, Inc.(a)	14,683	496,726
Shutterstock, Inc.	38,264	2,017,278
Simulations Plus, Inc.	25,013	914,725
Sprout Social, Inc., Class A(a)	73,652	4,158,392
SPS Commerce, Inc.(a)	57,225	7,349,407
Sumo Logic, Inc.(a)	181,306	1,468,579
TechTarget, Inc.(a)(b)	43,026	1,895,726
Telos Corp.(a)	87,285	444,281
Tenable Holdings, Inc.(a)	175,293	6,687,428
Tucows, Inc., Class A(a)(b)	15,374	521,486
Unisys Corp.(a)	105,434	538,768
Upland Software, Inc.(a)	45,169	322,055
Upwork, Inc.(a)(b)	189,177	1,975,008
Varonis Systems, Inc.(a)	171,907	4,115,454
Verint Systems, Inc.(a)	100,398	3,642,439
Veritone, Inc.(a)(b)	48,924	259,297
Verra Mobility Corp.(a)(b)	217,987	3,014,760
Viant Technology, Inc., Class A(a)(b)	18,892	75,946
Workiva, Inc.(a)	75,230	6,317,063
Yelp, Inc.(a)	104,828	2,865,997
Yext, Inc.(a)(b)	179,672	1,173,258
Zuora, Inc., Class A(a)(b)	191,900	1,220,484

		176,191,175

Computer Technology — 0.7%
3D Systems Corp.(a)	199,924	1,479,437
Cantaloupe, Inc.(a)	91,146	396,485
Corsair Gaming, Inc.(a)	59,893	812,748
Diebold Nixdorf, Inc.(a)(b)	112,326	159,503
Identiv, Inc.(a)	33,764	244,451
Impinj, Inc.(a)(b)	33,798	3,690,066
Insight Enterprises, Inc.(a)	49,552	4,968,579
PC Connection, Inc.	17,574	824,221
Super Micro Computer, Inc.(a)	72,477	5,950,362
Synaptics, Inc.(a)	62,597	5,956,730

		24,482,582

Construction — 0.5%
Construction Partners, Inc., Class A(a)	62,592	1,670,580
EMCOR Group, Inc.	73,547	10,893,046
Granite Construction, Inc.	69,811	2,448,272

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction (continued)
Great Lakes Dredge & Dock Corp.(a)	102,455	$609,607
Primoris Services Corp.	83,699	1,836,356
Sterling Infrastructure, Inc.(a)(b)	46,826	1,535,893
Tutor Perini Corp.(a)	66,361	501,026

		19,494,780

Consumer Electronics(a) — 0.1%
Sonos, Inc.	201,377	3,403,271
Universal Electronics, Inc.	18,452	383,986
Vuzix Corp.(b)	93,896	341,782

		4,129,039

Consumer Finance(a) — 0.0%
Consumer Portfolio Services, Inc.	17,579	155,574
Moneylion, Inc.	223,276	138,431
NerdWallet, Inc., Class A	39,578	379,949
OppFi, Inc.(b)	20,875	42,794
Sunlight Financial Holdings, Inc.	37,549	48,438

		765,186

Consumer Lending — 0.5%
Curo Group Holdings Corp.	32,093	113,930
Encore Capital Group, Inc.(a)	35,432	1,698,610
Enova International, Inc.(a)(b)	46,722	1,792,723
Ezcorp, Inc., Class A(a)(b)	77,749	633,654
LendingTree, Inc.(a)	16,206	345,674
Marcus & Millichap, Inc.	39,824	1,371,937
MoneyGram International, Inc.(a)	147,405	1,605,240
Navient Corp.	164,817	2,711,240
Nelnet, Inc., Class A	22,944	2,082,168
Oportun Financial Corp.(a)	42,970	236,765
PRA Group, Inc.(a)	60,463	2,042,440
PROG Holdings, Inc.(a)	79,947	1,350,305
Regional Management Corp.	11,998	336,904
World Acceptance Corp.(a)	6,330	417,400

		16,738,990

Consumer Services: Miscellaneous — 0.3%
Cars.com, Inc.(a)(b)	106,354	1,464,495
Chuy’s Holdings, Inc.(a)	29,747	841,840
FirstCash Holdings, Inc.	59,105	5,136,816
Franchise Group, Inc.	39,159	932,767
KAR Auction Services, Inc.(a)	168,068	2,193,287
Udemy, Inc.(a)	113,853	1,201,149
WW International, Inc.(a)	87,231	336,712

		12,107,066

Containers & Packaging — 0.4%
Cryptyde, Inc.(a)	28,356	5,436
Greif, Inc., Class A	38,345	2,571,416
Greif, Inc., Class B	8,371	654,863
Myers Industries, Inc.	57,255	1,272,779
O-I Glass, Inc.(a)	245,597	4,069,542
Pactiv Evergreen, Inc.	67,071	761,926
Ranpak Holdings Corp.(a)(b)	68,534	395,441
UFP Technologies, Inc.(a)	10,865	1,280,875
Veritiv Corp.	20,224	2,461,463

		13,473,741

Cosmetics — 0.2%
elf Beauty, Inc.(a)	76,391	4,224,422
Inter Parfums, Inc.	28,326	2,734,026

		6,958,448

Security	Shares	Value

Diversified Consumer Services(a) — 0.2%
Beachbody Co., Inc.	161,696	$85,052
Duolingo, Inc.	37,146	2,642,195
Frontdoor, Inc.	130,617	2,716,834
Nerdy, Inc.(b)	83,730	188,392
Rover Group, Inc.	143,981	528,410

		6,160,883

Diversified Financial Services — 0.8%
Alerus Financial Corp.	24,233	565,841
Associated Capital Group, Inc., Class A	3,113	130,715
Cannae Holdings, Inc.(a)	107,514	2,220,164
Compass Diversified Holdings	97,146	1,770,972
European Wax Center, Inc., Class A	38,668	481,417
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	136,727	3,962,348
Houlihan Lokey, Inc.	78,124	6,809,288
Jackson Financial, Inc., Class A	116,716	4,060,550
MBIA, Inc.(a)	74,515	957,518
MidWestOne Financial Group, Inc.	22,466	713,295
Moelis & Co., Class A	100,573	3,858,986
Piper Sandler Cos.,	26,818	3,491,435
SWK Holdings Corp.(a)	5,499	97,002
Tiptree, Inc.(b)	40,535	561,004

		29,680,535

Diversified Manufacturing Operations — 0.5%
Barnes Group, Inc.	77,256	3,155,907
Custom Truck One Source, Inc.(a)	92,336	583,563
Enerpac Tool Group Corp.	88,233	2,245,530
Federal Signal Corp.	94,261	4,380,309
Harsco Corp.(a)	125,601	790,030
Luxfer Holdings PLC	43,897	602,267
OSI Systems, Inc.(a)	25,555	2,032,134
PowerSchool Holdings, Inc., Class A(a)	72,609	1,675,816
Standex International Corp.	18,748	1,919,983
TriMas Corp.	66,087	1,833,253

		19,218,792

Diversified Materials & Processing — 0.4%
Belden, Inc.	65,878	4,736,628
Encore Wire Corp.	27,625	3,800,095
Insteel Industries, Inc.	29,882	822,353
Koppers Holdings, Inc.	32,047	903,725
NL Industries, Inc.	14,377	97,907
Tredegar Corp.	43,945	449,118
Uranium Energy Corp.(a)(b)	548,063	2,126,485

		12,936,311

Diversified Media — 0.0%
EW Scripps Co., Class A(a)	92,275	1,217,107

Diversified Retail — 0.3%
Big Lots, Inc.	45,365	666,866
Dillard’s, Inc., Class A	6,204	2,005,133
Duluth Holdings, Inc., Class B(a)(b)	21,183	130,911
Global Industrial Co.	20,148	474,082
Overstock.com, Inc.(a)(b)	66,903	1,295,242
Porch Group, Inc.(a)(b)	129,953	244,312
PriceSmart, Inc.	38,825	2,359,783
Revolve Group, Inc.(a)(b)	64,387	1,433,255
Stitch Fix, Inc., Class A(a)	126,949	394,811
Winmark Corp.	4,404	1,038,595

		10,042,990

S E R I E S S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services — 0.0%
Charge Enterprises, Inc.(a)(b)	207,979	$257,894

Drug & Grocery Store Chains — 0.3%
Ingles Markets, Inc., Class A	22,415	2,162,151
PetMed Express, Inc.	31,341	554,736
Rite Aid Corp.(a)	86,181	287,845
Sprouts Farmers Market, Inc.(a)	165,785	5,366,460
Village Super Market, Inc., Class A	13,818	321,821
Weis Markets, Inc.(b)	25,880	2,129,665

		10,822,678

Education Services — 0.7%
2U, Inc.(a)(b)	118,610	743,685
Adtalem Global Education, Inc.(a)	70,801	2,513,435
American Public Education, Inc.(a)	30,013	368,860
Chegg, Inc.(a)	196,273	4,959,819
Coursera, Inc.(a)	180,047	2,129,956
Franklin Covey Co.(a)	18,892	883,579
Graham Holdings Co., Class B	5,661	3,420,433
HealthStream, Inc.(a)	38,135	947,273
Laureate Education, Inc., Class A	214,325	2,061,807
Perdoceo Education Corp.(a)	105,296	1,463,614
Strategic Education, Inc.	35,827	2,805,971
Stride, Inc.(a)(b)	64,051	2,003,515
Universal Technical Institute, Inc.(a)(b)	50,302	338,029

		24,639,976

Electrical Equipment(a) — 0.3%
Energy Vault Holdings, Inc.(b)	128,266	400,190
Enovix Corp.	171,646	2,135,276
ESS Tech, Inc.(b)	124,621	302,829
Fluence Energy, Inc.(b)	56,654	971,616
Heliogen, Inc.	148,599	103,752
NuScale Power Corp.	48,577	498,400
Shoals Technologies Group, Inc., Class A	217,813	5,373,447

		9,785,510

Electronic Components — 0.8%
AEye, Inc.(a)(b)	128,643	61,826
Array Technologies, Inc.(a)	237,900	4,598,607
Methode Electronics, Inc.	57,207	2,538,275
MicroVision, Inc.(a)(b)	263,286	618,722
Novanta, Inc.(a)	56,054	7,616,057
Rogers Corp.(a)	29,335	3,500,839
Sanmina Corp.(a)	88,640	5,078,186
ScanSource, Inc.(a)(b)	40,025	1,169,531
Stem, Inc.(a)(b)	227,396	2,032,920
TTM Technologies, Inc.(a)	159,906	2,411,382
Velodyne Lidar, Inc.(a)(b)	298,311	220,362

		29,846,707

Electronic Entertainment — 0.0%
Turtle Beach Corp.(a)(b)	23,215	166,451
Via Renewables, Inc.	18,805	96,094

		262,545

Electronic Equipment, Instruments & Components(a) — 0.1%
Evolv Technologies Holdings, Inc.	129,862	336,343
Focus Universal, Inc.	27,347	175,294
Lightwave Logic, Inc.(b)	178,209	768,081
Mirion Technologies, Inc.(b)	217,708	1,439,050
SmartRent, Inc.	198,503	482,362

		3,201,130

Security	Shares	Value

Electronics(a) — 0.2%
Agilysys, Inc.	31,189	$2,468,297
Integer Holdings Corp.	51,988	3,559,099
iRobot Corp.	42,346	2,038,113
nLight, Inc.	70,476	714,627

		8,780,136

Energy Equipment — 0.9%
API Group Corp.(a)	326,480	6,141,089
Arcosa, Inc.	76,439	4,153,695
Bloom Energy Corp., Class A(a)	281,765	5,387,347
Diamond Offshore Drilling, Inc.(a)(b)	159,661	1,660,474
Expro Group Holdings NV(a)	122,321	2,217,680
FuelCell Energy, Inc.(a)(b)	633,961	1,762,412
Matador Resources Co.	177,624	10,167,198
SunPower Corp.(a)(b)	129,114	2,327,925
TPI Composites, Inc.(a)	57,057	578,558

		34,396,378

Energy Equipment & Services(a) — 0.4%
Borr Drilling Ltd.	306,527	1,523,439
Valaris Ltd.	96,128	6,500,175
Weatherford International PLC	111,529	5,679,057

		13,702,671

Engineering & Contracting Services — 0.7%
Argan, Inc.	21,646	798,304
Dycom Industries, Inc.(a)	45,567	4,265,071
Exponent, Inc.	79,427	7,870,421
Fluor Corp.(a)(b)	222,480	7,711,157
IES Holdings, Inc.(a)	13,540	481,618
MYR Group, Inc.(a)	25,868	2,381,667
NETSTREIT Corp.	81,600	1,495,728
VSE Corp.(b)	16,729	784,256
Willdan Group, Inc.(a)	17,989	321,104

		26,109,326

Entertainment(a) — 0.2%
Cinemark Holdings, Inc.(b)	171,308	1,483,527
Golden Entertainment, Inc.	31,644	1,183,486
IMAX Corp.(b)	73,742	1,081,058
Lions Gate Entertainment Corp., Class A(b)	94,339	538,676
Lions Gate Entertainment Corp., Class B	182,201	989,351
Playstudios, Inc.(b)	122,426	475,013
Reservoir Media, Inc.	31,600	188,652
Skillz, Inc.(b)	502,465	254,498

		6,194,261

Environmental, Maintenance, & Security Service — 0.5%
ABM Industries, Inc.	102,909	4,571,218
BrightView Holdings, Inc.(a)	68,501	471,972
Brink’s Co.	70,368	3,779,465
Healthcare Services Group, Inc.	115,841	1,390,092
IBEX Holdings Ltd.(a)	11,848	294,423
Montrose Environmental Group, Inc.(a)(b)	43,275	1,920,977
SP Plus Corp.(a)	30,048	1,043,267
UniFirst Corp.	23,624	4,559,196
Vivint Smart Home, Inc.(a)(b)	149,768	1,782,239

		19,812,849

Financial Data & Systems — 0.4%
Atlanticus Holdings Corp.(a)(b)	7,396	193,775
Cass Information Systems, Inc.	21,214	972,026
Donnelley Financial Solutions, Inc.(a)(b)	40,358	1,559,837
Everi Holdings, Inc.(a)	136,141	1,953,623
EVERTEC, Inc.	94,501	3,059,942

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Data & Systems (continued)
Evo Payments, Inc., Class A(a)	74,619	$2,525,107
Green Dot Corp., Class A(a)	71,709	1,134,436
I3 Verticals, Inc., Class A(a)(b)	34,942	850,488
International Money Express, Inc.(a)	50,513	1,231,002
LendingClub Corp.(a)	161,975	1,425,380
Priority Technology Holdings, Inc.(a)	27,679	145,592
Repay Holdings Corp.(a)(b)	138,026	1,111,109
Value Line, Inc.(b)	1,578	80,289

		16,242,606

Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.	14,822	135,473

Food Products(a) — 0.2%
Benson Hill, Inc.	265,305	676,528
Beyond Meat, Inc.(b)	98,027	1,206,712
BRC, Inc.(b)	39,661	242,329
Hain Celestial Group, Inc.	134,667	2,178,912
Local Bounti Corp.	69,287	96,309
SunOpta, Inc.	154,093	1,300,545

		5,701,335

Foods — 1.2%
AppHarvest, Inc.(a)(b)	106,733	60,560
B&G Foods, Inc.	111,655	1,244,953
Chefs’ Warehouse, Inc.(a)(b)	53,805	1,790,630
HF Foods Group, Inc.(a)	54,160	219,890
Hostess Brands, Inc.(a)	209,333	4,697,433
J & J Snack Foods Corp.	23,988	3,591,244
John B Sanfilippo & Son, Inc.	14,081	1,145,067
Lancaster Colony Corp.	30,681	6,053,361
Medifast, Inc.	17,073	1,969,371
Mission Produce, Inc.(a)	62,419	725,309
Nature’s Sunshine Products, Inc.(a)	19,301	160,584
Seneca Foods Corp., Class A(a)	8,506	518,441
Simply Good Foods Co.(a)	139,182	5,293,091
Sovos Brands, Inc.(a)	61,819	888,339
SpartanNash Co.	53,204	1,608,889
Tattooed Chef, Inc.(a)(b)	78,079	96,037
Tootsie Roll Industries, Inc.	24,880	1,059,142
TreeHouse Foods, Inc.(a)	80,254	3,962,943
United Natural Foods, Inc.(a)(b)	91,703	3,549,823
Utz Brands, Inc.	103,693	1,644,571
Vita Coco Co., Inc.(a)(b)	43,072	595,255
Vital Farms, Inc.(a)	46,307	690,900
Whole Earth Brands, Inc.(a)	61,190	249,043

		41,814,876

Forest Products — 0.3%
Boise Cascade Co.	61,165	4,200,201
UFP Industries, Inc.	93,208	7,386,734

		11,586,935

Forms & Bulk Printing Services — 0.1%
Deluxe Corp.	67,704	1,149,614
Ennis, Inc.	39,690	879,531
Quad/Graphics, Inc.(a)	53,805	219,524

		2,248,669

Fruit & Grain Processing — 0.1%
MGP Ingredients, Inc.	22,149	2,356,211

Security	Shares	Value

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	20,795	$572,694
Hillenbrand, Inc.	107,332	4,579,857
Matthews International Corp., Class A	47,144	1,435,063

		6,587,614

Gas Pipeline — 0.2%
Equitrans Midstream Corp.	648,750	4,346,625
Kinetik Holdings, Inc., Class A	25,969	859,055
NextDecade Corp.(a)	53,066	262,146

		5,467,826

Glass — 0.0%
Apogee Enterprises, Inc.	35,060	1,558,768

Gold(a) — 0.1%
Coeur Mining, Inc.(b)	439,586	1,477,009
Novagold Resources, Inc.	377,361	2,256,619

		3,733,628

Health Care Equipment & Services(b) — 0.1%
Embecta Corp.	91,838	2,322,583
Figs, Inc., Class A(a)	203,573	1,370,046

		3,692,629

Health Care Equipment & Supplies — 0.3%
AbCellera Biologics, Inc.(a)(b)	326,736	3,309,836
Adaptive Biotechnologies Corp.(a)	175,900	1,343,876
Inogen, Inc.(a)	37,251	734,217
Nano-X Imaging Ltd.(a)	71,188	525,367
OmniAb, Inc.(a)(b)	116,347	418,849
OmniAb, Inc.(c)	18,006	—
Paragon 28, Inc.(a)	73,287	1,400,515
PROCEPT BioRobotics Corp.(a)	40,392	1,677,884
Vicarious Surgical, Inc.(a)	84,278	170,242
Zimvie, Inc.(a)	34,331	320,651

		9,901,437

Health Care Facilities — 0.5%
Apollo Medical Holdings, Inc.(a)(b)	61,420	1,817,418
Brookdale Senior Living, Inc.(a)(b)	297,695	812,707
Ensign Group, Inc.	85,001	8,041,945
Joint Corp.(a)	23,183	324,098
LifeStance Health Group, Inc.(a)(b)	116,143	573,746
National HealthCare Corp.	20,131	1,197,794
RxSight, Inc.(a)	33,786	428,069
Select Medical Holdings Corp.	164,292	4,079,370
Sight Sciences, Inc.(a)(b)	33,974	414,823
U.S. Physical Therapy, Inc.	20,254	1,641,182

		19,331,152

Health Care Management Services(a) — 0.5%
1Life Healthcare, Inc.(b)	284,518	4,754,296
Computer Programs & Systems, Inc.	22,359	608,612
Hims & Hers Health, Inc.(b)	194,087	1,244,098
Option Care Health, Inc.	246,629	7,421,066
Progyny, Inc.	118,042	3,677,008

		17,705,080

Health Care Providers & Services(a) —0.2%
23andMe Holding Co., Class A(b)	402,684	869,797
Cano Health, Inc.(b)	257,690	353,035
CareMax, Inc.	92,130	336,275
Clover Health Investments Corp.(b)	603,370	560,832
DocGo, Inc.	129,455	915,247

S E R I E S S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Oncology Institute, Inc.(b)	54,829	$90,468
P3 Health Partners, Inc.(b)	39,295	72,303
R1 RCM, Inc.(b)	237,108	2,596,333
Sema4 Holdings Corp.(b)	244,243	64,431

		5,858,721

Health Care Services — 1.9%
Accolade, Inc.(a)(b)	105,277	820,108
Addus HomeCare Corp.(a)	24,384	2,425,964
Agiliti, Inc.(a)(b)	43,558	710,431
AirSculpt Technologies, Inc.(b)	18,378	67,999
Alignment Healthcare, Inc.(a)(b)	152,380	1,791,989
Allscripts Healthcare Solutions, Inc.(a)(b)	167,135	2,948,261
American Well Corp., Class A(a)(b)	361,919	1,024,231
AMN Healthcare Services, Inc.(a)	67,520	6,942,406
ATI Physical Therapy, Inc.(a)	115,575	35,250
Aveanna Healthcare Holdings, Inc.(a)	74,403	58,034
Babylon Holdings Ltd./Jersey, Class A	6,729	45,421
Butterfly Network, Inc.(a)	208,423	512,721
Cara Therapeutics, Inc.(a)	69,849	750,178
CorVel Corp.(a)	13,982	2,032,004
Cross Country Healthcare, Inc.(a)(b)	55,125	1,464,671
Cue Health, Inc.(a)	177,312	367,036
Health Catalyst, Inc.(a)	84,946	902,976
HealthEquity, Inc.(a)	129,743	7,997,358
Inari Medical, Inc.(a)	76,122	4,838,314
LHC Group, Inc.(a)(b)	46,440	7,508,884
ModivCare, Inc.(a)	19,881	1,783,922
NeoGenomics, Inc.(a)	198,221	1,831,562
NextGen Healthcare, Inc.(a)	88,644	1,664,734
Omnicell, Inc.(a)(b)	69,290	3,493,602
OptimizeRx Corp.(a)	28,157	473,038
Pear Therapeutics, Inc.(a)	109,561	129,282
Pediatrix Medical Group, Inc.(a)	124,360	1,847,990
Pennant Group, Inc.(a)	41,990	461,050
Phibro Animal Health Corp., Class A	31,916	427,994
Phreesia, Inc.(a)	77,139	2,496,218
Privia Health Group, Inc.(a)(b)	71,337	1,620,063
Ryman Hospitality Properties, Inc.	84,918	6,944,594
Sharecare, Inc.(a)(b)	454,348	726,957
Surgery Partners, Inc.(a)	78,950	2,199,547

		69,344,789

Health Care Technology — 0.0%
Nutex Health, Inc.(a)(b)	360,876	685,664

Health Care: Miscellaneous(a) — 0.2%
Absci Corp.	86,413	181,467
Berkeley Lights, Inc.	86,672	232,281
Medpace Holdings, Inc.	39,698	8,432,252

		8,846,000

Home Building — 0.9%
Beazer Homes USA, Inc.(a)	45,900	585,684
Century Communities, Inc.	45,095	2,255,201
Hovnanian Enterprises, Inc., Class A(a)	8,030	337,902
Installed Building Products, Inc.	37,554	3,214,622
KB Home	117,797	3,751,835
Legacy Housing Corp.(a)	14,089	267,127
LGI Homes, Inc.(a)(b)	32,378	2,998,203
M/I Homes, Inc.(a)	42,538	1,964,405
MDC Holdings, Inc.	90,252	2,851,963
Meritage Homes Corp.(a)(b)	55,909	5,154,810

Security	Shares	Value

Home Building (continued)
Taylor Morrison Home Corp.(a)	162,908	$4,944,258
Tile Shop Holdings, Inc.(a)	56,219	246,239
Tri Pointe Homes, Inc.(a)	159,190	2,959,342

		31,531,591

Hotel/Motel — 0.2%
Bally’s Corp.(a)(b)	58,112	1,126,211
F45 Training Holdings, Inc.(a)(b)	55,523	158,240
First Watch Restaurant Group, Inc.(a)(b)	21,398	289,515
Krispy Kreme, Inc.	113,328	1,169,545
Marcus Corp.	37,198	535,279
NEOGAMES SA(a)	20,310	247,579
Red Rock Resorts, Inc., Class A	80,036	3,202,240
Xponential Fitness, Inc., Class A(a)	27,191	623,490

		7,352,099

Hotels, Restaurants & Leisure(a) — 0.0%
Bowlero Corp.	46,279	623,841
Inspirato, Inc.	45,205	53,794
Sonder Holdings, Inc.(b)	302,780	375,447
Vacasa, Inc., Class A(b)	178,786	225,270

		1,278,352

Household Appliances — 0.0%
Landsea Homes Corp.(a)	13,542	70,554
National Presto Industries, Inc.	8,088	553,705
Snap One Holdings Corp.(a)(b)	28,334	209,955
Traeger, Inc.(a)(b)	49,720	140,210

		974,424

Household Durables(a) — 0.0%
Dream Finders Homes, Inc., Class A(b)	32,374	280,359
Vizio Holding Corp., Class A	105,473	781,555

		1,061,914

Household Equipment & Products — 0.4%
Central Garden & Pet Co.(a)	15,218	569,914
Central Garden & Pet Co., Class A(a)	63,243	2,264,099
Energizer Holdings, Inc.	105,218	3,530,064
Helen of Troy Ltd.(a)	37,510	4,160,234
Tupperware Brands Corp.(a)	71,031	294,068
Weber, Inc., Class A(b)	41,921	337,464
Zurn Elkay Water Solutions Corp.(b)	195,963	4,144,618

		15,300,461

Household Furnishings — 0.2%
American Woodmark Corp.(a)(b)	25,884	1,264,692
Ethan Allen Interiors, Inc.	36,050	952,441
La-Z-Boy, Inc.	67,425	1,538,639
Lifetime Brands, Inc.	19,521	148,164
Lovesac Co.(a)	22,223	489,128
Purple Innovation, Inc.(a)(b)	87,727	420,212
Sleep Number Corp.(a)	33,471	869,577

		5,682,853

Independent Power Producers & Energy Traders(a) — 0.0%
Altus Power, Inc.	67,257	438,516
Montauk Renewables, Inc.(b)	103,034	1,136,465

		1,574,981

Industrial Conglomerates — 0.0%
Brookfield Business Corp., Class A	41,713	783,787

Insurance — 0.2%
Lemonade, Inc.(a)(b)	72,596	993,113

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Marqeta, Inc., Class A(a)(b)	685,033	$4,185,552
Mercury General Corp.	42,223	1,444,027
Oscar Health, Inc., Class A(a)	189,900	467,154

		7,089,846

Insurance: Life — 0.4%
American Equity Investment Life Holding Co.	110,753	5,052,552
Bright Health Group, Inc.(a)(b)	298,230	193,820
CNO Financial Group, Inc.	174,416	3,985,405
National Western Life Group, Inc., Class A	3,510	986,310
Selectquote, Inc.(a)	209,364	140,672
Trean Insurance Group, Inc.(a)	38,584	231,504
Trupanion, Inc.(a)	61,533	2,924,663

		13,514,926

Insurance: Multi-Line — 0.3%
BRP Group, Inc., Class A(a)(b)	93,919	2,361,124
Crawford & Co., Class A	27,856	154,879
eHealth, Inc.(a)	39,271	190,071
Goosehead Insurance, Inc., Class A(a)	30,023	1,030,990
Horace Mann Educators Corp.	63,440	2,370,753
James River Group Holdings Ltd.	48,689	1,018,087
Mr. Cooper Group, Inc.(a)	108,459	4,352,460
SiriusPoint Ltd.(a)	144,727	853,889

		12,332,253

Insurance: Property-Casualty — 1.8%
AMERISAFE, Inc.	29,883	1,553,019
Argo Group International Holdings Ltd.	50,554	1,306,821
Donegal Group, Inc., Class A	24,551	348,624
Employers Holdings, Inc.	42,660	1,839,926
Enstar Group Ltd.(a)	17,733	4,097,032
Essent Group Ltd.	163,045	6,339,190
Genworth Financial, Inc., Class A(a)	761,926	4,030,589
Greenlight Capital Re Ltd., Class A(a)	40,788	332,422
HCI Group, Inc.	10,305	407,975
Hilltop Holdings, Inc.	78,682	2,361,247
Investors Title Co.	2,120	312,806
Kinsale Capital Group, Inc.	34,153	8,931,693
NI Holdings, Inc.(a)	17,790	236,073
NMI Holdings, Inc., Class A(a)(b)	131,306	2,744,295
Palomar Holdings, Inc.(a)	38,250	1,727,370
ProAssurance Corp.	79,587	1,390,385
Radian Group, Inc.	244,327	4,659,316
RLI Corp.	61,037	8,012,327
Safety Insurance Group, Inc.	21,629	1,822,460
Selective Insurance Group, Inc.	93,333	8,270,237
Stewart Information Services Corp.	40,510	1,730,992
United Fire Group, Inc.	33,291	910,842
Universal Insurance Holdings, Inc.	42,660	451,769

		63,817,410

International Trade & Diversified Logistic(a) — 0.1%
CryoPort, Inc.(b)	69,008	1,197,289
Radiant Logistics, Inc.	57,970	295,067
V2X, Inc.	19,227	793,883

		2,286,239

Internet & Catalog Retail(a) — 0.1%
BARK, Inc.	193,194	287,859
ContextLogic, Inc., Class A	899,747	438,807
Poshmark, Inc., Class A	72,398	1,294,476
Qurate Retail, Inc., Series A	555,660	905,726
RumbleON, Inc., Class B(b)	15,994	103,481

Security	Shares	Value

Internet & Catalog Retail (continued)
ThredUp, Inc., Class A(b)	90,694	$118,809
Vivid Seats, Inc., Class A	42,989	313,820

		3,462,978

Internet Software & Services(a) — 0.3%
1stdibs.com, Inc.(b)	36,989	187,904
aka Brands Holding Corp.	13,206	16,772
Boxed, Inc.	41,535	8,095
eGain Corp.	34,204	308,862
Flywire Corp.(b)	89,335	2,186,028
Gogo, Inc.(b)	79,983	1,180,549
Lulu’s Fashion Lounge Holdings, Inc.	26,618	66,811
MediaAlpha, Inc., Class A	39,495	392,975
Outbrain, Inc.	61,698	223,347
Quotient Technology, Inc.	131,056	449,522
Remitly Global, Inc.	157,965	1,808,699
Rent the Runway, Inc., Class A(b)	72,180	220,149
TrueCar, Inc.	137,126	344,186
Xometry, Inc., Class A(b)	53,151	1,713,057

		9,106,956

IT Services — 0.5%
Bread Financial Holdings, Inc.	45,593	1,717,033
Cerberus Cyber Sentinel Corp.(a)(b)	70,569	179,951
Cyxtera Technologies, Inc.(a)(b)	60,210	115,603
Fastly, Inc., Class A(a)(b)	175,723	1,439,171
Joby Aviation, Inc.(a)	395,125	1,323,669
Markforged Holding Corp.(a)(b)	170,127	197,347
Payoneer Global, Inc.(a)	341,030	1,865,434
Paysafe Ltd.(a)	45,182	627,578
Sabre Corp.(a)(b)	514,577	3,180,086
SolarWinds Corp.(a)	74,666	698,874
Squarespace, Inc., Class A(a)	49,984	1,108,145
StoneCo Ltd., Class A(a)	437,327	4,128,367

		16,581,258

Leisure Time — 0.7%
Acushnet Holdings Corp.(b)	51,668	2,193,823
AMMO, Inc.(a)(b)	135,985	235,254
Clarus Corp.	45,706	358,335
Hilton Grand Vacations, Inc.(a)(b)	132,810	5,118,498
Johnson Outdoors, Inc., Class A	8,574	566,913
Latham Group, Inc.(a)	68,765	221,423
Life Time Group Holdings, Inc.(a)(b)	65,278	780,725
Lindblad Expeditions Holdings, Inc.(a)	53,512	412,042
Madison Square Garden Entertainment Corp.(a)	40,625	1,826,906
OneSpaWorld Holdings Ltd.(a)	102,899	960,048
Portillo’s, Inc., Class A(a)	41,673	680,103
RCI Hospitality Holdings, Inc.	13,678	1,274,653
SeaWorld Entertainment, Inc.(a)(b)	61,621	3,297,340
Smith & Wesson Brands, Inc.	71,791	623,146
Sturm Ruger & Co., Inc.	27,205	1,377,117
Topgolf Callaway Brands Corp.(a)(b)	220,759	4,359,990
Vista Outdoor, Inc.(a)	87,916	2,142,513

		26,428,829

Luxury Items — 0.2%
Movado Group, Inc.	24,262	782,450
Signet Jewelers Ltd.	72,255	4,913,340
Stagwell, Inc.(a)	125,682	780,485

		6,476,275

Machinery(a) — 0.1%
Berkshire Grey, Inc.	75,406	45,538

S E R I E S S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Fathom Digital Manufacturing C(b)	15,661	$20,672
Hillman Solutions Corp.	212,153	1,529,623
Hyzon Motors, Inc.	146,569	227,182
Lightning eMotors, Inc.	60,481	22,166
Matterport, Inc.(b)	347,210	972,188
Microvast Holdings, Inc.(b)	263,449	403,077
Proterra, Inc.(b)	348,862	1,315,210
Sarcos Technology & Robotics Corp.	177,959	99,888
Velo3D, Inc.(b)	87,101	155,911
Xos, Inc.	84,540	37,443

		4,828,898

Machinery: Agricultural — 0.3%
Alamo Group, Inc.	15,876	2,248,042
Integral Ad Science Holding Corp.(a)	59,020	518,786
Lindsay Corp.	17,367	2,828,216
SPX Technologies, Inc.(a)	67,827	4,452,842
Titan International, Inc.(a)	79,894	1,223,976
Titan Machinery, Inc.(a)	31,516	1,252,131

		12,523,993

Machinery: Construction & Handling — 0.2%
Astec Industries, Inc.	36,026	1,464,817
Douglas Dynamics, Inc.	35,116	1,269,795
Manitowoc Co., Inc.(a)	53,602	490,994
NACCO Industries, Inc., Class A	6,262	237,956
Terex Corp.	105,221	4,495,041

		7,958,603

Machinery: Industrial — 1.2%
Altra Industrial Motion Corp.	102,579	6,129,095
Applied Industrial Technologies, Inc.	59,803	7,536,972
Chart Industries, Inc.(a)(b)	66,879	7,706,467
Columbus McKinnon Corp.	44,799	1,454,624
Desktop Metal, Inc., Class A(a)(b)	423,566	576,050
DXP Enterprises, Inc.(a)	24,668	679,603
EnPro Industries, Inc.	32,844	3,569,814
Hydrofarm Holdings Group, Inc.(a)	71,262	110,456
Hyliion Holdings Corp.(a)(b)	206,534	483,290
Hyster-Yale Materials Handling, Inc.	17,032	431,080
John Bean Technologies Corp.	49,912	4,558,463
Kadant, Inc.	18,312	3,252,761
Kennametal, Inc.	128,401	3,089,328
Nikola Corp.(a)(b)	502,314	1,084,998
Omega Flex, Inc.	5,277	492,450
Proto Labs, Inc.(a)	44,093	1,125,694
Tennant Co.	29,130	1,793,534

		44,074,679

Machinery: Specialty — 0.1%
Albany International Corp., Class A	49,202	4,850,825

Manufactured Housing(a) — 0.2%
Cavco Industries, Inc.	14,058	3,180,623
Skyline Champion Corp.	84,167	4,335,442

		7,516,065

Marine — 0.1%
Golden Ocean Group Ltd.	196,293	1,705,786

Media(a) — 0.2%
Arena Group Holdings, Inc.	17,516	185,845
Bumble, Inc., Class A	136,120	2,865,326
Gambling.com Group Ltd.	13,401	122,619
Innovid Corp.(b)	122,274	209,089

Security	Shares	Value

Media (continued)
Leafly Holdings, Inc.	48,776	$31,797
Loyalty Ventures, Inc.	30,988	74,681
PubMatic, Inc., Class A(b)	66,431	850,981
Urban One, Inc.	31,333	127,916
Vimeo, Inc.	227,211	779,334
Vinco Ventures, Inc.(b)	369,042	171,235
Wejo Group Ltd.	29,266	14,077
ZipRecruiter, Inc., Class A(b)	113,528	1,864,130

		7,297,030

Medical & Dental Instruments & Supplies — 1.8%
Akoya Biosciences, Inc.(a)(b)	25,409	243,164
Alphatec Holdings, Inc.(a)	115,885	1,431,180
AngioDynamics, Inc.(a)	57,436	790,894
Anika Therapeutics, Inc.(a)	23,607	698,767
Artivion, Inc.(a)(b)	60,635	734,896
AtriCure, Inc.(a)	71,927	3,192,120
Atrion Corp.	2,170	1,214,006
Avanos Medical, Inc.(a)	73,044	1,976,571
Axogen, Inc.(a)	63,920	637,922
BioLife Solutions, Inc.(a)	52,535	956,137
Cardiovascular Systems, Inc.(a)	63,496	864,816
Cerus Corp.(a)	272,276	993,807
Community Health Systems, Inc.(a)	194,545	840,434
CONMED Corp.	45,932	4,071,412
Cutera, Inc.(a)(b)	26,589	1,175,766
LeMaitre Vascular, Inc.	31,152	1,433,615
LivaNova PLC(a)	84,708	4,704,682
Meridian Bioscience, Inc.(a)	67,560	2,243,668
Merit Medical Systems, Inc.(a)	88,193	6,228,190
NanoString Technologies, Inc.(a)	73,503	585,819
Neogen Corp.(a)	335,883	5,115,498
NuVasive, Inc.(a)	82,614	3,407,001
Ocular Therapeutix, Inc.(a)	125,127	351,607
OraSure Technologies, Inc.(a)	110,625	533,213
Organogenesis Holdings, Inc.(a)	116,971	314,652
Orthofix Medical, Inc.(a)	29,924	614,340
OrthoPediatrics Corp.(a)	23,171	920,584
Outset Medical, Inc.(a)	75,634	1,952,870
Owens & Minor, Inc.	116,440	2,274,073
Owlet, Inc.(a)(b)	20,593	11,514
Patterson Cos., Inc.	132,381	3,710,639
Pulmonx Corp.(a)	55,555	468,329
SeaSpine Holdings Corp.(a)	57,298	478,438
Senseonics Holdings, Inc.(a)(b)	717,876	739,412
STAAR Surgical Co.(a)	75,662	3,672,633
Surmodics, Inc.(a)	21,902	747,296
TransMedics Group, Inc.(a)	48,137	2,971,016
Treace Medical Concepts, Inc.(a)(b)	52,352	1,203,572
Utah Medical Products, Inc.	5,607	563,672
ViewRay, Inc.(a)	235,072	1,053,123

		66,121,348

Medical Equipment — 1.6%
AdaptHealth Corp.(a)(b)	113,955	2,190,215
Alpha Teknova, Inc.(a)	9,420	53,129
Bionano Genomics, Inc.(a)(b)	456,898	667,071
CareDx, Inc.(a)	80,333	916,600
Cytek Biosciences, Inc.(a)(b)	180,154	1,839,372
Glaukos Corp.(a)	72,185	3,153,041
Haemonetics Corp.(a)	80,131	6,302,303
Inspire Medical Systems, Inc.(a)(b)	44,540	11,218,735
iRadimed Corp.	11,053	312,689

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Medical Equipment (continued)
iRhythm Technologies, Inc.(a)(b)	47,087	$4,410,639
Lantheus Holdings, Inc.(a)	107,814	5,494,202
Nevro Corp.(a)(b)	55,065	2,180,574
Quanterix Corp.(a)	52,353	725,089
Seer, Inc., Class A(a)(b)	83,784	485,947
Shockwave Medical, Inc.(a)	55,839	11,481,057
SI-BONE, Inc.(a)(b)	54,450	740,520
Silk Road Medical, Inc.(a)(b)	58,074	3,069,211
Tactile Systems Technology, Inc.(a)	29,471	338,327
Varex Imaging Corp.(a)	60,410	1,226,323
Zynex, Inc.	36,047	501,414

		57,306,458

Medical Services(a) — 0.0%
Fulgent Genetics, Inc.	34,010	1,012,818
Innovage Holding Corp.(b)	30,150	216,477
Inotiv, Inc.(b)	26,659	131,695

		1,360,990

Metal Fabricating — 0.7%
CompX International, Inc.	2,464	45,535
Distribution Solutions Group, Inc.(a)	7,401	272,801
DMC Global, Inc.(a)	29,500	573,480
GrafTech International Ltd.(b)	302,940	1,441,994
Haynes International, Inc.	18,971	866,785
MRC Global, Inc.(a)	131,001	1,516,992
Mueller Industries, Inc.	86,861	5,124,799
Mueller Water Products, Inc., Class A	246,060	2,647,606
Northwest Pipe Co.(a)	15,577	524,945
RBC Bearings, Inc.(a)(b)	44,675	9,352,711
Worthington Industries, Inc.	49,592	2,465,218

		24,832,866

Metals & Minerals: Diversified — 0.9%
Alpha Metallurgical Resources, Inc.	23,798	3,483,789
Commercial Metals Co.	181,512	8,767,030
Compass Minerals International, Inc.	54,113	2,218,633
Constellium SE(a)	198,995	2,354,111
Energy Fuels, Inc.(a)(b)	246,187	1,528,821
Hecla Mining Co.	873,009	4,853,930
Hycroft Mining Holding Corp.(a)(b)	233,212	124,092
Intrepid Potash, Inc.(a)(b)	18,113	522,922
Materion Corp.	32,219	2,819,485
Minerals Technologies, Inc.(b)	51,146	3,105,585
PolyMet Mining Corp.(a)	49,605	131,453
Ring Energy, Inc.(a)	133,562	328,563
SunCoke Energy, Inc.	130,151	1,123,203
U.S. Lime & Minerals, Inc.	3,248	457,189
U.S. Silica Holdings, Inc.(a)	116,470	1,455,875

		33,274,681

Mining(a) — 0.1%
5E Advanced Materials, Inc.(b)	52,482	413,558
Dakota Gold Corp.	78,472	239,340
Piedmont Lithium, Inc.(b)	27,171	1,196,067

		1,848,965

Office Supplies & Equipment — 0.2%
ACCO Brands Corp.	145,161	811,450
Eastman Kodak Co.(a)	88,304	269,327
HNI Corp.	64,991	1,847,694
Kimball International, Inc., Class B	54,917	356,961

Security	Shares	Value

Office Supplies & Equipment (continued)
MillerKnoll, Inc.	119,935	$2,519,834
Pitney Bowes, Inc.	200,937	763,561
Steelcase, Inc., Class A	139,162	983,875

		7,552,702

Oil & Gas Producers — 0.3%
Civitas Resources, Inc.	116,365	6,741,025
Crescent Energy Co., Class A(b)	50,566	606,286
HighPeak Energy, Inc.(b)	10,746	245,761
Kosmos Energy Ltd.(a)	712,451	4,531,188

		12,124,260

Oil Well Equipment & Services — 1.4%
Bristow Group, Inc.(a)	36,249	983,435
Cactus, Inc., Class A	93,015	4,674,934
ChampionX Corp.	312,537	9,060,448
Dril-Quip, Inc.(a)	54,525	1,481,444
Helix Energy Solutions Group, Inc.(a)	225,659	1,665,363
Helmerich & Payne, Inc.	162,219	8,041,196
Liberty Energy, Inc., Class A	215,183	3,445,080
Nabors Industries Ltd.(a)	14,300	2,214,641
National Energy Services Reunited Corp.(a)	61,329	425,623
Newpark Resources, Inc.(a)	136,096	564,798
NexTier Oilfield Solutions, Inc.(a)	277,136	2,560,737
Oceaneering International, Inc.(a)	157,814	2,760,167
Oil States International, Inc.(a)	100,643	750,797
Patterson-UTI Energy, Inc.	338,504	5,700,407
ProPetro Holding Corp.(a)	139,170	1,443,193
RPC, Inc.	115,950	1,030,796
Select Energy Services, Inc., Class A	114,350	1,056,594
Solaris Oilfield Infrastructure, Inc., Class A	49,237	488,923
TETRA Technologies, Inc.(a)	201,513	697,235

		49,045,811

Oil, Gas & Consumable Fuels — 0.5%
Archrock, Inc.	213,604	1,918,164
Ardmore Shipping Corp.(a)	61,458	885,610
DHT Holdings, Inc.	216,050	1,918,524
Dorian LPG Ltd.	48,458	918,279
Empire Petroleum Corp.(a)(b)	16,161	198,780
Excelerate Energy, Inc., Class A(b)	28,672	718,234
FLEX LNG Ltd.(a)	44,613	1,458,399
Frontline Ltd.	196,765	2,388,727
Gulfport Energy Corp.(a)(b)	17,904	1,318,451
Noble Corp. PLC(a)	130,735	4,930,017
ProFrac Holding Corp., Class A(a)	34,317	864,788
VAALCO Energy, Inc.	166,338	758,501
Vertex Energy, Inc.(a)(b)	86,840	538,408

		18,814,882

Oil: Crude Producers — 2.1%
Amplify Energy Corp.(a)	55,108	484,399
Berry Corp.	123,333	986,664
California Resources Corp.(b)	115,384	5,020,358
Callon Petroleum Co.(a)	77,657	2,880,298
Chord Energy Corp.	65,558	8,968,990
CNX Resources Corp.(a)	276,215	4,651,461
Comstock Resources, Inc.	144,648	1,983,124
CVR Energy, Inc.	46,660	1,462,324
Denbury, Inc.(a)	79,083	6,881,803
Earthstone Energy, Inc., Class A(a)(b)	72,046	1,025,215
Gevo, Inc.(a)(b)	317,524	603,296

S E R I E S S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil: Crude Producers (continued)
Laredo Petroleum, Inc.(a)(b)	26,619	$1,368,749
Magnolia Oil & Gas Corp., Class A	267,349	6,269,334
Murphy Oil Corp.	232,578	10,003,180
Northern Oil and Gas, Inc.	105,618	3,255,147
ONE Gas, Inc.	83,897	6,352,681
Ranger Oil Corp., Class A	31,415	1,270,108
Riley Exploration Permian, Inc.	17,112	503,606
SandRidge Energy, Inc.(a)	33,568	571,663
SilverBow Resources, Inc.(a)(b)	18,204	514,809
SM Energy Co.	191,124	6,656,849
Talos Energy, Inc.(a)	104,374	1,970,581
Tellurian, Inc.(a)(b)	805,075	1,352,526
Ur-Energy, Inc.(a)(b)	323,414	371,926
W&T Offshore, Inc.(a)(b)	149,173	832,385

		76,241,476

Oil: Refining & Marketing — 0.4%
Clean Energy Fuels Corp.(a)(b)	267,480	1,390,896
Delek U.S. Holdings, Inc.	107,748	2,909,196
Par Pacific Holdings, Inc.(a)	77,156	1,793,877
PBF Energy, Inc., Class A	152,755	6,229,349
World Fuel Services Corp.	96,758	2,644,396

		14,967,714

Paints & Coatings — 0.2%
Chase Corp.	11,786	1,016,660
HB Fuller Co.	81,947	5,869,044
Kronos Worldwide, Inc.	34,905	328,107

		7,213,811

Paper — 0.1%
Clearwater Paper Corp.(a)	26,203	990,735
Glatfelter Corp.	68,669	190,900
Mativ Holdings, Inc.	85,492	1,786,783
Resolute Forest Products, Inc.(a)	72,505	1,565,383

		4,533,801

Paper & Forest Products — 0.1%
Sylvamo Corp.	56,024	2,722,206

Personal Care — 0.5%
Beauty Health Co.(a)(b)	147,795	1,344,934
BellRing Brands, Inc.(a)	208,092	5,335,479
Edgewell Personal Care Co.	81,310	3,133,687
Honest Co., Inc.(a)(b)	101,668	306,021
Nu Skin Enterprises, Inc., Class A	75,423	3,179,834
Sterling Check Corp.(a)(b)	38,742	599,339
Thorne HealthTech, Inc.(a)(b)	21,325	77,410
USANA Health Sciences, Inc.(a)	17,723	942,863
Veru, Inc.(a)(b)	103,445	546,190
WD-40 Co.	21,554	3,474,720

		18,940,477

Personal Products — 0.1%
Herbalife Nutrition Ltd.(a)	154,548	2,299,674

Pharmaceuticals — 2.2%
ACADIA Pharmaceuticals, Inc.(a)	189,684	3,019,769
Aclaris Therapeutics, Inc.(a)	103,204	1,625,463
Alkermes PLC(a)	257,256	6,722,099
Amneal Pharmaceuticals, Inc.(a)	158,228	314,874
Amphastar Pharmaceuticals, Inc.(a)	60,422	1,693,024
Arrowhead Pharmaceuticals, Inc.(a)	162,400	6,586,944
Atea Pharmaceuticals, Inc.(a)	122,464	589,052
Athira Pharma, Inc.(a)(b)	48,613	154,103

Security	Shares	Value

Pharmaceuticals (continued)
Axonics, Inc.(a)	77,339	$4,836,008
Axsome Therapeutics, Inc.(a)(b)	50,246	3,875,474
Cassava Sciences, Inc.(a)(b)	60,177	1,777,629
Chimerix, Inc.(a)(b)	128,913	239,778
Corcept Therapeutics, Inc.(a)	134,532	2,732,345
DICE Therapeutics, Inc.(a)	55,018	1,716,562
Eagle Pharmaceuticals, Inc.(a)(b)	16,363	478,290
Edgewise Therapeutics, Inc.(a)	58,010	518,609
Enanta Pharmaceuticals, Inc.(a)	31,265	1,454,448
Esperion Therapeutics, Inc.(a)	119,831	746,547
Evolus, Inc.(a)(b)	55,919	419,952
Harmony Biosciences Holdings, Inc.(a)(b)	41,284	2,274,748
Heska Corp.(a)(b)	15,229	946,635
Innoviva, Inc.(a)	99,832	1,322,774
Intra-Cellular Therapies, Inc.(a)	144,546	7,649,374
Ironwood Pharmaceuticals, Inc.(a)(b)	215,648	2,671,879
Liquidia Corp.(a)	73,726	469,635
Nektar Therapeutics(a)	291,165	658,033
Nuvation Bio, Inc.(a)	179,816	345,247
Pacira BioSciences, Inc.(a)(b)	70,884	2,736,831
PetIQ, Inc.(a)	43,737	403,255
Prestige Consumer Healthcare, Inc.(a)	78,585	4,919,421
Reata Pharmaceuticals, Inc., Class A(a)(b)	43,344	1,646,639
Revance Therapeutics, Inc.(a)(b)	126,244	2,330,464
SIGA Technologies, Inc.	74,223	546,281
Supernus Pharmaceuticals, Inc.(a)	77,322	2,758,076
Syndax Pharmaceuticals, Inc.(a)	83,407	2,122,708
Tarsus Pharmaceuticals, Inc.(a)	30,297	444,154
TG Therapeutics, Inc.(a)(b)	208,753	2,469,548
Theravance Biopharma, Inc.(a)	101,325	1,136,866
Theseus Pharmaceuticals, Inc.(a)(b)	24,213	120,581
Third Harmonic Bio, Inc.(a)	17,626	75,792
Ventyx Biosciences, Inc.(a)	38,889	1,275,170
Xeris Biopharma Holdings, Inc.(a)	204,537	272,034

		79,097,115

Photography — 0.0%
GoPro, Inc., Class A(a)	200,936	1,000,661

Power Transmission Equipment — 0.2%
Advanced Energy Industries, Inc.	59,291	5,085,982
Babcock & Wilcox Enterprises, Inc.(a)(b)	98,961	571,005
Cepton, Inc.(a)	78,507	99,704
Powell Industries, Inc.	15,240	536,143
Vicor Corp.(a)	34,598	1,859,643

		8,152,477

Printing & Copying Services(a) — 0.2%
Casella Waste Systems, Inc., Class A	78,785	6,248,439
Cimpress PLC	28,502	786,940

		7,035,379

Producer Durables: Miscellaneous(a) —0.0%
First Advantage Corp.	92,641	1,204,333
Solo Brands, Inc., Class A(b)	32,776	121,927

		1,326,260

Production Technology Equipment(a) — 0.5%
ACM Research, Inc., Class A	76,354	588,689
Axcelis Technologies, Inc.	51,560	4,091,802
Cohu, Inc.	72,349	2,318,785
HireRight Holdings Corp.(b)	32,758	388,510
Ichor Holdings Ltd.	43,956	1,178,900
Onto Innovation, Inc.	78,230	5,326,681

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Production Technology Equipment (continued)
Photronics, Inc.	94,566	$1,591,546
Ultra Clean Holdings, Inc.	71,096	2,356,832
Veeco Instruments, Inc.(b)	79,722	1,481,235

		19,322,980

Professional Services(a)(b) — 0.2%
Alight, Inc., Class A	535,729	4,478,694
Legalzoom.com, Inc.	150,613	1,165,745
Planet Labs PBC	247,903	1,078,378
Skillsoft Corp.	125,407	163,029
Spire Global, Inc.	193,228	185,499

		7,071,345

Publishing — 0.2%
Daily Journal Corp.(a)	1,917	480,228
Gannett Co., Inc.(a)	236,046	479,173
John Wiley & Sons, Inc., Class A	67,775	2,715,066
Scholastic Corp.	46,967	1,853,318

		5,527,785

Radio & TV Broadcasters — 0.4%
Cumulus Media, Inc., Class A(a)	28,553	177,314
Entravision Communications Corp., Class A	95,129	456,619
Gray Television, Inc.	130,997	1,465,856
iHeartMedia, Inc., Class A(a)	189,588	1,162,175
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	15,906	519,649
Liberty Media Corp.-Liberty Braves, Class C(a)	59,099	1,904,761
Sinclair Broadcast Group, Inc., Class A	62,766	973,501
TEGNA, Inc.	344,073	7,290,907

		13,950,782

Railroad Equipment — 0.2%
Greenbrier Cos., Inc.	49,890	1,672,812
Trinity Industries, Inc.	129,639	3,833,425

		5,506,237

Real Estate — 0.4%
Anywhere Real Estate, Inc.(a)	162,084	1,035,717
Cushman & Wakefield PLC(a)	250,850	3,125,591
eXp World Holdings, Inc.	108,543	1,202,656
Kennedy-Wilson Holdings, Inc.	186,352	2,931,317
Newmark Group, Inc., Class A(b)	204,467	1,629,602
Redfin Corp.(a)(b)	169,122	717,077
RMR Group, Inc., Class A	24,351	687,916
St. Joe Co.(b)	54,373	2,101,516
Stratus Properties, Inc.	9,109	175,713
Tejon Ranch Co.(a)	32,564	613,506

		14,220,611

Real Estate Investment & Services — 0.0%
Chicago Atlantic Real Estate Finance, Inc.	8,586	129,391

Real Estate Investment Trusts (REITs) — 6.3%
Acadia Realty Trust	141,868	2,035,806
AFC Gamma, Inc.	25,101	394,839
Agree Realty Corp.	134,371	9,530,935
Alexander & Baldwin, Inc.	115,301	2,159,588
Alexander’s, Inc.	3,368	741,162
American Assets Trust, Inc.	77,785	2,061,303
Angel Oak Mortgage, Inc.	18,499	87,500
Apartment Investment & Management Co., Class A	236,326	1,682,641
Apollo Commercial Real Estate Finance, Inc.	222,021	2,388,946
Apple Hospitality REIT, Inc.	339,492	5,357,184
Arbor Realty Trust, Inc.	260,597	3,437,274
Ares Commercial Real Estate Corp.	82,078	844,583

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Armada Hoffler Properties, Inc.	104,968	$1,207,132
ARMOUR Residential REIT, Inc.	182,480	1,027,362
Ashford Hospitality Trust, Inc.(a)	53,148	237,572
Blackstone Mortgage Trust, Inc., Class A	265,177	5,613,797
Bluerock Homes Trust, Inc.	5,708	121,637
Braemar Hotels & Resorts, Inc.	106,168	436,350
Brandywine Realty Trust	270,049	1,660,801
BrightSpire Capital, Inc.	146,433	912,278
Broadmark Realty Capital, Inc.	208,728	743,072
Broadstone Net Lease, Inc.	263,247	4,267,234
BRT Apartments Corp.	19,693	386,771
CareTrust REIT, Inc.	152,378	2,831,183
CBL & Associates Properties, Inc.(b)	41,858	966,083
Centerspace	24,312	1,426,385
Chatham Lodging Trust	75,637	928,066
City Office REIT, Inc.	65,402	548,069
Claros Mortgage Trust, Inc.	145,148	2,135,127
Clipper Realty, Inc.	23,302	149,133
Community Healthcare Trust, Inc.	36,847	1,319,123
CoreCivic, Inc.(a)	176,745	2,043,172
Corporate Office Properties Trust	177,780	4,611,613
CTO Realty Growth, Inc.(b)	27,368	500,287
DiamondRock Hospitality Co.	330,984	2,710,759
Diversified Healthcare Trust	375,306	242,748
Dynex Capital, Inc.	69,406	882,844
Easterly Government Properties, Inc.	143,866	2,052,968
Ellington Financial, Inc.	90,622	1,120,994
Elme Communities	137,948	2,455,474
Empire State Realty Trust, Inc., Class A(b)	212,805	1,434,306
Equity Commonwealth	161,850	4,041,394
Essential Properties Realty Trust, Inc.	221,814	5,205,975
Farmland Partners, Inc.	77,573	966,560
Four Corners Property Trust, Inc.	128,209	3,324,459
Franklin BSP Realty Trust, Inc.	133,392	1,720,757
Franklin Street Properties Corp.	158,095	431,599
GEO Group, Inc.(a)	181,328	1,985,542
Getty Realty Corp.	63,224	2,140,132
Gladstone Commercial Corp.	62,634	1,158,729
Gladstone Land Corp.	50,752	931,299
Global Medical REIT, Inc.	98,085	929,846
Global Net Lease, Inc.	164,432	2,066,910
Granite Point Mortgage Trust, Inc.	84,377	452,261
Hersha Hospitality Trust, Class A	48,635	414,370
Independence Realty Trust, Inc.	349,797	5,897,577
Indus Realty Trust, Inc.	8,253	523,983
Industrial Logistics Properties Trust	99,885	326,624
Innovative Industrial Properties, Inc.	43,822	4,441,360
InvenTrust Properties Corp.	106,924	2,530,891
Invesco Mortgage Capital, Inc.	52,085	663,042
iStar, Inc.	109,189	833,112
Kite Realty Group Trust	343,808	7,237,158
KKR Real Estate Finance Trust, Inc.	91,319	1,274,813
LTC Properties, Inc.	63,003	2,238,497
LXP Industrial Trust	419,998	4,208,380
MFA Financial, Inc.	161,928	1,594,991
National Health Investors, Inc.	64,453	3,365,736
Necessity Retail REIT, Inc.	210,869	1,250,453
New York Mortgage Trust, Inc.	563,315	1,442,086
Nexpoint Real Estate Finance, Inc.	12,113	192,476
NexPoint Residential Trust, Inc.	35,714	1,554,273
Office Properties Income Trust	74,499	994,562
One Liberty Properties, Inc.	25,572	568,210

S E R I E S S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Orchid Island Capital, Inc.(b)	55,012	$577,626
Orion Office REIT, Inc.	92,198	787,371
Outfront Media, Inc.	231,438	3,837,242
Paramount Group, Inc.	300,959	1,787,696
Pebblebrook Hotel Trust	204,966	2,744,495
PennyMac Mortgage Investment Trust	142,433	1,764,745
Phillips Edison & Co., Inc.	184,871	5,886,293
Physicians Realty Trust	355,028	5,137,255
Piedmont Office Realty Trust, Inc., Class A	192,850	1,768,435
Plymouth Industrial REIT, Inc.	60,351	1,157,532
Postal Realty Trust, Inc., Class A	27,919	405,663
PotlatchDeltic Corp.	125,566	5,523,648
Ready Capital Corp.	103,781	1,156,120
Redwood Trust, Inc.	184,115	1,244,617
Retail Opportunity Investments Corp.	190,297	2,860,164
RLJ Lodging Trust	253,096	2,680,287
RPT Realty	133,870	1,344,055
Sabra Health Care REIT, Inc.	364,224	4,527,304
Safehold, Inc.	42,618	1,219,727
Saul Centers, Inc.	18,784	764,133
Service Properties Trust	260,521	1,899,198
STAG Industrial, Inc.	284,694	9,198,463
Summit Hotel Properties, Inc.	164,140	1,185,091
Sunstone Hotel Investors, Inc.	334,735	3,233,540
Tanger Factory Outlet Centers, Inc.	160,011	2,870,597
Terreno Realty Corp.	117,293	6,670,453
TPG RE Finance Trust, Inc.	106,899	725,844
Two Harbors Investment Corp.	136,289	2,149,278
UMH Properties, Inc.	78,691	1,266,925
Uniti Group, Inc.	374,357	2,070,194
Universal Health Realty Income Trust	20,518	979,324
Urban Edge Properties	180,550	2,543,950
Urstadt Biddle Properties, Inc., Class A	46,553	882,179
Veris Residential, Inc.(a)	135,921	2,165,222
Whitestone REIT	73,796	711,393
Xenia Hotels & Resorts, Inc.	180,146	2,374,324

		230,702,541

Real Estate Management & Development — 0.1%
American Realty Investors, Inc.(a)	2,389	61,278
Bluegreen Vacations Holding Corp.	10,868	271,265
Compass, Inc., Class A(a)	427,652	996,429
DigitalBridge Group, Inc.	242,404	2,651,900
Doma Holdings, Inc.(a)	211,562	95,816
Forestar Group, Inc.(a)	28,202	434,593
Offerpad Solutions, Inc.(a)(b)	105,470	48,569
Transcontinental Realty Investors, Inc.(a)	1,939	85,665

		4,645,515

Recreational Vehicles & Boats — 0.3%
Camping World Holdings, Inc., Class A	60,729	1,355,471
LCI Industries	39,204	3,624,410
Malibu Boats, Inc., Class A(a)	32,067	1,709,171
Marine Products Corp.	12,431	146,313
MasterCraft Boat Holdings, Inc.(a)	28,135	727,852
Winnebago Industries, Inc.	45,927	2,420,353

		9,983,570

Rental & Leasing Services: Consumer — 0.1%
Rent-A-Center, Inc., Class A	77,482	1,747,219

Restaurants — 1.2%
Biglari Holdings, Inc., Class B(a)	1,350	187,380

Security	Shares	Value

Restaurants (continued)
BJ’s Restaurants, Inc.(a)	35,365	$932,929
Bloomin’ Brands, Inc.	134,102	2,698,132
Brinker International, Inc.(a)	68,547	2,187,335
Cheesecake Factory, Inc.(b)	74,718	2,369,308
Cracker Barrel Old Country Store, Inc.	34,504	3,268,909
Dave & Buster’s Entertainment, Inc.(a)	67,712	2,399,713
Denny’s Corp.(a)(b)	88,946	819,193
Dine Brands Global, Inc.	23,321	1,506,537
El Pollo Loco Holdings, Inc.	31,184	310,593
Jack in the Box, Inc.	33,414	2,279,837
Kura Sushi USA, Inc., Class A(a)(b)	7,587	361,748
Noodles & Co.(a)	67,772	372,068
ONE Group Hospitality, Inc.(a)(b)	33,654	212,020
Papa John’s International, Inc.(b)	51,468	4,236,331
Rush Street Interactive, Inc.(a)	94,256	338,379
Ruth’s Hospitality Group, Inc.	51,537	797,793
Shake Shack, Inc., Class A(a)(b)	59,169	2,457,288
Sweetgreen, Inc., Class A(a)	138,272	1,184,991
Texas Roadhouse, Inc.	104,918	9,542,292
Wingstop, Inc.(b)	47,301	6,509,564

		44,972,340

Road & Rail(a)(b) — 0.0%
Bird Global, Inc., Class A	264,846	47,725
TuSimple Holdings, Inc., Class A	220,774	362,070

		409,795

Scientific Instruments: Control & Filter — 0.7%
Arlo Technologies, Inc.(a)	135,275	474,815
Brady Corp., Class A	72,004	3,391,388
CIRCOR International, Inc.(a)	29,639	710,151
Energy Recovery, Inc.(a)(b)	86,329	1,768,881
ESCO Technologies, Inc.	40,663	3,559,639
Gorman-Rupp Co.	35,263	903,438
Helios Technologies, Inc.	51,342	2,795,059
Napco Security Technologies, Inc.(a)	47,050	1,292,934
Resideo Technologies, Inc.(a)	228,198	3,753,857
Thermon Group Holdings, Inc.(a)	52,262	1,049,421
Watts Water Technologies, Inc., Class A	42,440	6,206,001

		25,905,584

Scientific Instruments: Electrical — 0.6%
Allied Motion Technologies, Inc.	21,363	743,646
Atkore, Inc.(a)	64,445	7,309,352
AZZ, Inc.	38,462	1,546,173
EnerSys	64,376	4,753,524
Franklin Electric Co., Inc.	72,743	5,801,254
FTC Solar, Inc.(a)	67,315	180,404
Preformed Line Products Co.	4,083	340,073

		20,674,426

Scientific Instruments: Gauges & Meters — 0.3%
Badger Meter, Inc.	46,173	5,034,242
FARO Technologies, Inc.(a)	28,471	837,332
Itron, Inc.(a)	71,191	3,605,824
Mesa Laboratories, Inc.(b)	7,945	1,320,539
Transcat, Inc.(a)(b)	11,162	791,051
Vishay Precision Group, Inc.(a)	19,811	765,695

		12,354,683

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Scientific Instruments: Pollution Control(a) — 0.2%
Evoqua Water Technologies Corp.(b)	185,626	$7,350,790
Heritage-Crystal Clean, Inc.	25,071	814,306

		8,165,096

Securities Brokerage & Services — 0.1%
BGC Partners, Inc., Class A	501,547	1,890,832
StoneX Group, Inc.(a)	27,149	2,587,300

		4,478,132

Semiconductors & Components — 1.6%
Alpha & Omega Semiconductor Ltd.(a)	34,747	992,722
Amkor Technology, Inc.	160,138	3,840,109
Atomera, Inc.(a)	32,540	202,399
AXT, Inc.(a)	60,702	265,875
CEVA, Inc.(a)	36,533	934,514
Diodes, Inc.(a)(b)	70,244	5,348,378
FormFactor, Inc.(a)	121,659	2,704,480
Kulicke & Soffa Industries, Inc.	90,069	3,986,454
MACOM Technology Solutions Holdings, Inc., Class H(a)	78,190	4,924,406
MaxLinear, Inc.(a)	114,773	3,896,543
Power Integrations, Inc.	88,373	6,338,111
Rambus, Inc.(a)	167,521	6,000,602
Semtech Corp.(a)	99,872	2,865,328
Silicon Laboratories, Inc.(a)(b)	51,613	7,002,336
SiTime Corp.(a)(b)	25,571	2,598,525
SkyWater Technology, Inc.(a)(b)	17,469	124,205
SMART Global Holdings, Inc.(a)	72,922	1,085,079
Vishay Intertechnology, Inc.	199,790	4,309,470

		57,419,536

Semiconductors & Semiconductor Equipment(a) — 0.2%
Ambarella, Inc.	57,479	4,726,498
Credo Technology Group Holding Ltd.	152,109	2,024,571
indie Semiconductor, Inc., Class A(b)	163,028	950,453
Rigetti Computing, Inc.(b)	49,521	36,111
Rockley Photonics Holdings Ltd.	157,479	22,063
Transphorm, Inc.	33,131	180,232

		7,939,928

Shipping — 0.8%
A-Mark Precious Metals, Inc.	28,876	1,002,863
Eagle Bulk Shipping, Inc.	21,469	1,072,162
Eneti, Inc.	35,609	357,870
Genco Shipping & Trading Ltd.	57,601	884,751
Golar LNG Ltd.(a)	158,779	3,618,573
International Seaways, Inc.	77,748	2,878,231
Matson, Inc.	58,302	3,644,458
Nordic American Tankers Ltd.	309,229	946,241
Safe Bulkers, Inc.	113,192	329,389
Scorpio Tankers, Inc.	73,566	3,955,644
SFL Corp. Ltd.	181,298	1,671,568
SITE Centers Corp.	307,346	4,198,346
Teekay Corp.(a)	107,763	489,244
Teekay Tankers Ltd., Class A(a)	36,070	1,111,317
Tidewater, Inc.(a)	71,082	2,619,372

		28,780,029

Software — 0.9%
Amplitude, Inc., Class A(a)(b)	88,227	1,065,782
Arteris, Inc.(a)	26,145	112,424
AvePoint, Inc.(a)(b)	206,992	850,737
AvidXchange Holdings, Inc.(a)	231,302	2,299,142
Blend Labs, Inc., Class A(a)	298,721	430,158

Security	Shares	Value

Software (continued)
C3.ai, Inc., Class A(a)(b)	90,302	$1,010,479
Cipher Mining, Inc.(a)(b)	60,361	33,802
Clear Secure, Inc., Class A	98,171	2,692,831
Consensus Cloud Solutions, Inc.(a)	28,022	1,506,463
Couchbase, Inc.(a)	42,120	558,511
CS Disco, Inc.(a)	36,009	227,577
Cvent Holding Corp.(a)	69,124	373,270
Duck Creek Technologies, Inc.(a)	121,567	1,464,882
Enfusion, Inc., Class A(a)(b)	42,489	410,869
EngageSmart, Inc.(a)	56,064	986,726
EverCommerce, Inc.(a)	39,680	295,219
ForgeRock, Inc., Class A(a)(b)	59,319	1,350,694
Greenidge Generation Holdings, Inc.(a)(b)	14,396	4,162
Instructure Holdings, Inc.(a)(b)	26,762	627,301
Intapp, Inc.(a)(b)	23,364	582,698
IronNet, Inc.(a)(b)	100,143	23,033
Kaleyra, Inc.(a)	45,549	34,394
KnowBe4, Inc., Class A(a)	114,925	2,847,842
Latch, Inc.(a)(b)	169,067	120,021
MarketWise, Inc.(a)	26,299	44,182
MeridianLink, Inc.(a)(b)	35,842	492,111
Model N, Inc.(a)	57,640	2,337,878
N-able, Inc.(a)(b)	106,155	1,091,273
NextNav, Inc.(a)(b)	107,065	313,701
Olo, Inc., Class A(a)(b)	141,885	886,781
Qualys, Inc.(a)	60,855	6,829,757
Terawulf, Inc.(a)	33,175	22,081
UserTesting, Inc.(a)(b)	73,236	550,002
Weave Communications, Inc.(a)	46,166	211,440
Zeta Global Holdings Corp., Class A(a)(b)	170,313	1,391,457

		34,079,680

Specialty Retail — 2.2%
1-800-Flowers.com, Inc., Class A(a)	40,715	389,235
Aaron’s Co., Inc.	48,408	578,476
Abercrombie & Fitch Co., Class A(a)	75,077	1,720,014
Academy Sports & Outdoors, Inc.(b)	121,641	6,391,018
Alta Equipment Group, Inc.	33,149	437,235
American Eagle Outfitters, Inc.	243,281	3,396,203
America’s Car-Mart, Inc.(a)	9,390	678,521
Arko Corp.	133,381	1,155,079
Asbury Automotive Group, Inc.(a)(b)	34,953	6,265,325
Bed Bath & Beyond, Inc.(a)(b)	128,500	322,535
Big 5 Sporting Goods Corp.(b)	34,568	305,235
Blink Charging Co.(a)(b)	55,491	608,736
Boot Barn Holdings, Inc.(a)	46,573	2,911,744
Buckle, Inc.	47,656	2,161,200
Build-A-Bear Workshop, Inc.(a)	21,911	522,358
Caleres, Inc.	56,159	1,251,223
Cato Corp., Class A	28,029	261,511
Chico’s FAS, Inc.(a)	196,057	964,600
Children’s Place, Inc.(a)(b)	20,305	739,508
Citi Trends, Inc.(a)(b)	12,362	327,346
Conn’s, Inc.(a)	22,927	157,738
Container Store Group, Inc.(a)	51,861	223,521
Designer Brands, Inc., Class A(b)	78,004	762,879
Destination XL Group, Inc.(a)	92,328	623,214
EVgo, Inc.(a)(b)	109,452	489,250
Express, Inc.(a)(b)	99,247	101,232
Foot Locker, Inc.	126,307	4,773,142
Genesco, Inc.(a)	20,412	939,360
Group 1 Automotive, Inc.(b)	22,076	3,981,848

S E R I E S S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Guess?, Inc.	46,468	$961,423
Haverty Furniture Cos., Inc.	23,263	695,564
Hibbett, Inc.	19,450	1,326,879
JOANN, Inc.	17,579	50,100
Lands’ End, Inc.(a)	22,749	172,665
LL Flooring Holdings, Inc.(a)(b)	43,286	243,267
MarineMax, Inc.(a)(b)	32,948	1,028,637
Monro, Inc.	48,532	2,193,646
Murphy USA, Inc.	32,855	9,184,287
National Vision Holdings, Inc.(a)(b)	123,797	4,798,372
ODP Corp.(a)	62,283	2,836,368
OneWater Marine, Inc., Class A(a)	17,370	496,782
Party City Holdco, Inc.(a)	175,980	64,321
RealReal, Inc.(a)(b)	137,039	171,299
Sally Beauty Holdings, Inc.(a)	168,346	2,107,692
Shoe Carnival, Inc.	27,348	653,891
Sonic Automotive, Inc., Class A	27,785	1,368,967
Sportsman’s Warehouse Holdings, Inc.(a)	58,450	550,014
Tilly’s, Inc., Class A(a)	36,062	326,361
Torrid Holdings, Inc.(a)(b)	19,872	58,821
TravelCenters of America, Inc.(a)	19,693	881,853
Urban Outfitters, Inc.(a)	100,770	2,403,364
Volta, Inc.(a)	188,784	67,094
Warby Parker, Inc., Class A(a)(b)	131,696	1,776,579
Zumiez, Inc.(a)	24,244	527,065

		78,384,597

Steel — 0.4%
ATI, Inc.(a)(b)	195,858	5,848,320
Carpenter Technology Corp.	75,403	2,785,387
Ivanhoe Electric, Inc.(a)(b)	23,194	281,807
Olympic Steel, Inc.	14,995	503,532
Ryerson Holding Corp.	30,989	937,727
Schnitzer Steel Industries, Inc., Class A	40,422	1,238,934
TimkenSteel Corp.(a)	67,997	1,235,506

		12,831,213

Technology Hardware & Equipment — 0.1%
CompoSecure, Inc.(a)(b)	12,055	59,190
IonQ, Inc.(a)(b)	191,568	660,910
Xerox Holdings Corp.	180,427	2,634,234

		3,354,334

Technology: Miscellaneous — 0.5%
Aeva Technologies, Inc.(a)(b)	147,733	200,917
Benchmark Electronics, Inc.	55,844	1,490,476
CTS Corp.	50,030	1,972,183
Fabrinet(a)	57,627	7,388,934
Kimball Electronics, Inc.(a)(b)	37,823	854,422
Plexus Corp.(a)	43,326	4,459,545

		16,366,477

Telecommunications Equipment(a) — 0.2%
Akoustis Technologies, Inc.(b)	85,653	241,541
Cambium Networks Corp.	18,365	397,970
Clearfield, Inc.	18,459	1,737,730
Knowles Corp.	141,371	2,321,312
Viavi Solutions, Inc.	359,124	3,774,393

		8,472,946

Security	Shares	Value

Textile Products — 0.0%
Interface, Inc.	92,851	$916,439
Unifi, Inc.(a)	21,341	183,746

		1,100,185

Textiles Apparel & Shoes — 0.6%
Crocs, Inc.(a)(b)	94,960	10,296,513
Fossil Group, Inc.(a)	75,434	325,120
G-III Apparel Group Ltd.(a)	68,846	943,879
Kontoor Brands, Inc.	87,665	3,505,723
Oxford Industries, Inc.	23,856	2,222,902
PLBY Group, Inc.(a)(b)	51,541	141,738
Rocky Brands, Inc.	11,548	272,764
Steven Madden Ltd.	118,736	3,794,802
Superior Group of Cos., Inc.	17,077	171,794
Weyco Group, Inc.	9,117	192,916
Wolverine World Wide, Inc.	123,505	1,349,910

		23,218,061

Textiles, Apparel & Luxury Goods — 0.0%
Allbirds, Inc., Class A(a)(b)	152,870	369,945
Ermenegildo Zegna NV	88,399	925,538

		1,295,483

Thrifts & Mortgage Finance — 0.2%
22nd Century Group, Inc.(a)(b)	252,696	232,607
Blue Foundry Bancorp(a)(b)	41,952	539,083
Enact Holdings, Inc.	47,948	1,156,506
Karat Packaging, Inc.	8,762	125,910
Turning Point Brands, Inc.	24,568	531,406
Universal Corp.	38,103	2,012,219
Vector Group Ltd.	226,767	2,689,456

		7,287,187

Toys — 0.0%
Funko, Inc., Class A(a)(b)	50,748	553,661

Trading Companies & Distributors — 0.0%
Hudson Technologies, Inc.(a)	66,670	674,700

Transportation Miscellaneous — 0.2%
Costamare, Inc.	84,457	783,761
Hub Group, Inc., Class A(a)	50,303	3,998,585
Textainer Group Holdings Ltd.	65,068	2,017,759

		6,800,105

Truckers — 0.7%
ArcBest Corp.	38,585	2,702,493
Covenant Logistics Group, Inc.	13,934	481,698
Daseke, Inc.(a)	67,766	385,589
Forward Air Corp.	42,419	4,449,329
FRP Holdings, Inc.(a)(b)	10,729	577,864
Heartland Express, Inc.	73,712	1,130,742
Marten Transport Ltd.	92,016	1,820,077
PAM Transportation Services, Inc.(a)	10,329	267,521
Saia, Inc.(a)(b)	41,598	8,722,269
Universal Logistics Holdings, Inc.	11,496	384,426
Werner Enterprises, Inc.	98,181	3,952,767

		24,874,775

Utilities: Electrical — 1.4%
ALLETE, Inc.	90,449	5,834,865
Avista Corp.	110,092	4,881,479
Black Hills Corp.	100,430	7,064,246
Clearway Energy, Inc., Class A	54,947	1,644,014
Clearway Energy, Inc., Class C	129,432	4,124,998

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Utilities: Electrical (continued)
MGE Energy, Inc.	57,444	$4,044,058
NorthWestern Corp.	88,966	5,279,243
Otter Tail Corp.	64,902	3,810,396
PNM Resources, Inc.	132,890	6,483,703
Portland General Electric Co.	138,799	6,801,151
Unitil Corp.	25,177	1,293,091

		51,261,244

Utilities: Gas Distributors — 0.9%
Chesapeake Utilities Corp.	26,238	3,100,807
New Jersey Resources Corp.	149,999	7,442,950
Northwest Natural Holding Co.	54,649	2,600,746
South Jersey Industries, Inc.	193,806	6,885,927
Southwest Gas Holdings, Inc.	104,672	6,477,103
Spire, Inc.	80,459	5,540,407

		32,047,940

Utilities: Miscellaneous — 0.4%
Brookfield Infrastructure Corp., Class A	154,537	6,011,489
Ormat Technologies, Inc.	77,539	6,705,573

		12,717,062

Utilities: Telecommunications — 0.8%
8x8, Inc.(a)	185,794	802,630
ATN International, Inc.	17,193	779,015
Cogent Communications Holdings, Inc.	67,872	3,874,134
Consolidated Communications Holdings, Inc.(a)	116,797	418,133
Globalstar, Inc.(a)(b)	1,076,161	1,431,294
IDT Corp., Class B(a)	23,937	674,305
Iridium Communications, Inc.(a)	195,740	10,061,036
LiveVox Holdings, Inc.(a)	36,149	107,363
Radius Global Infrastructure, Inc., Class A(a)	119,987	1,418,246
Shenandoah Telecommunications Co.(b)	76,417	1,213,502
Telephone & Data Systems, Inc.	158,226	1,659,791
U.S. Cellular Corp.(a)(b)	23,362	487,098
Xperi, Inc.	65,156	560,993
Ziff Davis, Inc.(a)	72,089	5,702,240

		29,189,780

Utilities: Water — 0.5%
American States Water Co.	58,249	5,390,945
Artesian Resources Corp., Class A	13,005	761,833
California Water Service Group	85,634	5,192,846
Global Water Resources, Inc.	22,439	297,990
Middlesex Water Co.	26,037	2,048,331
Pure Cycle Corp.(a)	31,022	325,110
SJW Group	42,626	3,460,805
York Water Co.	22,682	1,020,236

		18,498,096

Security	Shares	Value

Wireless Telecommunication Services — 0.0%
KORE Group Holdings, Inc.(a)	54,213	$68,308

Total Common Stocks — 98.2% (Cost: $3,223,081,094)		3,574,146,195

Investment Companies

Equity Funds — 0.9%
iShares Russell 2000 ETF(b)(d)(e)	196,753	34,305,853

Total Investment Companies — 0.9% (Cost: $33,509,545)		34,305,853

Rights

Diversified Consumer Services — 0.0%
PLBY Group, Inc., (Expires 01/19/23, Strike Price USD(b)	51,541	1

Total Rights — 0.0% (Cost: $ — )		1

Total Long-Term Investments —99.1% (Cost: $3,256,590,639)		3,608,452,049

Short-Term Securities

Money Market Funds — 9.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(d)(e)(f)	319,239,283	319,335,055
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(d)(e)	34,903,521	34,903,521

Total Short-Term Securities —9.8% (Cost: $354,073,281)		354,238,576

Total Investments — 108.9% (Cost: $3,610,663,920)		3,962,690,625
Liabilities in Excess of Other Assets — (8.9)%		(322,328,041)

Net Assets — 100.0%		$ 3,640,362,584

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Series.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Series compliance purposes, the Series’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S E R I E S S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series

Affiliates

Investments in issuers considered to be affiliate(s) of the Series during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$262,643,563	$56,651,397	(a)	$—	$(54,402)	$94,497	$319,335,055	319,239,283	$5,133,169	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	32,243,211	2,660,310	(a)	—	—	—	34,903,521	34,903,521	502,100		—
iShares Russell 2000 ETF	23,512,520	608,561,835		(595,425,369)	(1,388,414)	(954,719)	34,305,853	196,753	401,794		—

					$(1,442,816)	$(860,222)	$388,544,429		$6,037,063		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	291	03/17/23	$25,767	$(363,330)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$3,165,061	$66,361	(c)	$3,227,493	0.1%
	Monthly	HSBC Bank USA N.A.(d)	02/10/23	3,601,568	4,060	(e)	3,597,688	0.1
	Monthly	JPMorgan Chase Bank N.A.(f)	02/08/23	4,408,122	(80,987	)(g)	4,295,879	0.1

					$(10,566)		$11,121,060

(a)

The Series receives the total return on a portfolio of long positions underlying the total return swap. The Series pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Series pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $3,929 of net dividends and financing fees.
(e)	Amount includes $7,940 of net dividends and financing fees.
(g)	Amount includes $31,256 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	65 basis points	65 basis points	65 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)
(FEDL01)

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks: Diversified
Ameris Bancorp	37	$1,744	0.1%
Berkshire Hills Bancorp, Inc.	4,898	146,450	4.5
Cadence Bank	48,172	1,187,922	36.8
Central Pacific Financial Corp.	277	5,618	0.2
Columbia Banking System, Inc.	12,750	384,157	11.9
Community Bank System, Inc.	2,302	144,911	4.5
First Financial Bancorp	2,563	62,101	1.9
Hanmi Financial Corp.	3,913	96,847	3.0
Hope Bancorp, Inc.	10,766	137,912	4.3
Independent Bank Corp.	657	55,471	1.7
NBT Bancorp, Inc.	445	19,322	0.6
Northwest Bancshares, Inc.	6,929	96,867	3.0
OFG Bancorp	1,347	37,123	1.1
Pacific Premier Bancorp, Inc.	1,697	53,557	1.7
Simmons First National Corp., Class A	3,425	73,912	2.3
Trustmark Corp.	1,313	45,837	1.4
United Community Banks, Inc.	5,705	192,829	6.0

		2,742,580

Banks: Savings, Thrift & Mortgage Lending
Homestreet, Inc.	2,872	79,210	2.4

Gas Utilities
Chesapeake Utilities Corp.	822	97,144	3.0

Insurance: Property-Casualty
Genworth Financial, Inc., Class A	4,713	24,932	0.8
Stewart Information Services Corp.	170	7,264	0.2

		32,196
Real Estate Investment Trusts (REITs)
Getty Realty Corp.	1,221	41,331	1.3

Thrifts & Mortgage Finance
WSFS Financial Corp.	1,835	83,199	2.6

Water Utilities
Middlesex Water Co.	1,930	151,833	4.7

Net Value of Reference Entity — Goldman Sachs Bank USA		$3,227,493

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Alternative Energy
Green Plains, Inc.	23,522	$717,421	19.9%

Banks: Diversified
Ameris Bancorp	2,174	102,482	2.9

Security	Shares	Value	% of Basket Value

Banks: Diversified (continued)
Bancorp, Inc.	123	$3,491	0.1%
Banner Corp.	1,440	91,008	2.5
First Bancorp/Southern Pines NC	1,465	62,760	1.7
First Commonwealth Financial Corp.	7,310	102,121	2.8
First Financial Bancorp	3,191	77,318	2.2
Hope Bancorp, Inc.	9,241	118,377	3.3
Independent Bank Corp.	2,364	199,592	5.5
NBT Bancorp, Inc.	1,373	59,616	1.7
Preferred Bank/Los Angeles CA	8,864	661,432	18.4
Renasant Corp.	1,798	67,587	1.9
Seacoast Banking Corp. of Florida	1,988	62,006	1.7
Simmons First National Corp., Class A	358	7,726	0.2
Southside Bancshares, Inc.	1,005	36,170	1.0
Veritex Holdings, Inc.	1,725	48,438	1.3

		1,700,124

Banks: Savings, Thrift & Mortgage Lending
Berkshire Hills Bancorp, Inc.	1,653	49,425	1.4

Commercial Finance & Mortgage Companies
Pathward Financial, Inc.	888	38,228	1.1

Commercial Services
GEO Group, Inc.	5,512	60,356	1.7

Computer Services Software & Systems
Envestnet, Inc.	2,719	167,762	4.7

Insurance: Property-Casualty
Genworth Financial, Inc., Class A	4,124	21,816	0.6
James River Group Holdings Ltd.	9,323	194,944	5.4
Safety Insurance Group, Inc.	370	31,176	0.9

		247,936

Office Supplies & Equipment
Pitney Bowes, Inc.	74,700	283,860	7.9

Real Estate Investment Trusts (REITs)
Acadia Realty Trust	5,122	73,501	2.0
Getty Realty Corp.	2,118	71,694	2.0

		145,195

Utilities: Electrical
Avista Corp.	4,226	187,381	5.2

Net Value of Reference Entity — HSBC Bank PLC		$3,597,688

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks: Diversified
Bancorp, Inc.	7,277	$206,521	4.8%
Banner Corp.	131	8,279	0.2
Brookline Bancorp, Inc.	5,231	74,019	1.7
Cadence Bank	219	5,400	0.1
Central Pacific Financial Corp.	6,136	124,438	2.9
Eagle Bancorp, Inc.	3,094	136,353	3.2
First Bancorp/Southern Pines NC	3,919	167,890	3.9

S E R I E S S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series

Security	Shares	Value	% of Basket Value

Banks: Diversified (continued)
Hanmi Financial Corp.	7,620	$188,595	4.4%
Heritage Financial Corp.	900	27,576	0.7
Independent Bank Corp.	2,402	202,801	4.7
Renasant Corp.	1,165	43,792	1.0
S&T Bancorp, Inc.	10,053	343,611	8.0
Seacoast Banking Corp. of Florida	9,035	281,802	6.6
Veritex Holdings, Inc.	7,370	206,950	4.8

		2,018,027

Commercial Finance & Mortgage Companies
Pathward Financial, Inc.	1,579	67,976	1.6

Insurance
Employers Holdings, Inc.	853	36,790	0.8

Insurance: Multi-Line
Horace Mann Educators Corp.	1,037	38,753	0.9
Safety Insurance Group, Inc.	797	67,155	1.6

		105,908

Security	Shares	Value	% of Basket Value

Insurance: Property-Casualty
Pacific Premier Bancorp, Inc.	13,284	$419,243	9.7%
ProAssurance Corp.	4,880	85,253	2.0

		504,496

IT Services
Bread Financial Holdings, Inc.	33,429	1,258,936	29.3

Oil, Gas & Consumable Fuels
Golar LNG Ltd.	506	11,532	0.3
Green Plains, Inc.	8,336	254,248	5.9

		265,780

Thrifts & Mortgage Finance
TrustCo Bank Corp./New York	1,010	37,966	0.9

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$ 4,295,879

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$70,421	$(80,987)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$70,421	$—	$—	$—	$70,421

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$363,330	$—	$—	$—	$363,330

Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	80,987	—	—	—	80,987

	$—	$—	$444,317	$—	$—	$—	$444,317

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Series Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

96	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,070,016)	$—	$—	$—	$(1,070,016)
Swaps	—	—	(842,217)	—	—	—	(842,217)

	$—	$—	$(1,912,233)	$—	$—	$—	$(1,912,233)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(546,692)	$—	$—	$—	$(546,692)
Swaps	—	—	(159,994)	—	—	—	(159,994)

	$—	$—	$(706,686)	$—	$—	$—	$(706,686)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$25,100,901
Total return swaps:
Average notional value	$11,460,553

For more information about the Series’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Series’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$90,005
Swaps — OTC(a)	70,421	80,987

Total derivative assets and liabilities in the Statement of Assets and Liabilities	70,421	170,992

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(90,005)

Total derivative assets and liabilities subject to an MNA	$70,421	$80,987

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Series’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Series:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)

Goldman Sachs Bank USA	$66,361	$—	$—	$—	$66,361
HSBC Bank USA N.A	4,060	—	—	—	4,060

	$70,421	$—	$—	$—	$70,421

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	(b)	Net Amount of Derivative Liabilities

JPMorgan Chase Bank N.A	$80,987	$—	$—	$(80,987)		$—

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.

S E R I E S S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2022	Master Small Cap Index Series

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Series’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Series’s financial instruments categorized in the fair value hierarchy. The breakdown of the Series’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$3,574,030,118	$—	$116,077	$3,574,146,195
Investment Companies	34,305,853	—	—	34,305,853
Rights	—	1	—	1
Short-Term Securities
Money Market Funds	354,238,576	—	—	354,238,576

	$3,962,574,547	$1	$116,077	$3,962,690,625

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$70,421	$—	$70,421
Liabilities
Equity Contracts	(363,330)	(80,987)	—	(444,317)

	$(363,330)	$(10,566)	$—	$(373,896)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

98	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2022

Master Small Cap Index Series

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,574,146,196
Investments, at value — affiliated(c)	388,544,429
Cash pledged:
Collateral — OTC derivatives	720,000
Futures contracts	1,705,000
Receivables:
Securities lending income — affiliated	445,512
Swaps	281,720
Contributions from investors	6,866,042
Dividends — unaffiliated	4,328,877
Dividends — affiliated	81,549
Unrealized appreciation on OTC swaps	70,421
Prepaid expenses	12,686
Other assets	4,174

Total assets	3,977,206,606

LIABILITIES
Bank overdraft	2,359,560
Collateral on securities loaned	319,286,652
Payables:
Investments purchased	13,977,348
Swaps	848,077
Accounting services fees	6,024
Custodian fees	100,592
Investment advisory fees	29,896
Directors’ fees	9,107
Other accrued expenses	8,479
Professional fees	47,295
Variation margin on futures contracts	90,005
Unrealized depreciation on OTC swaps	80,987

Total liabilities	336,844,022

NET ASSETS	$3,640,362,584

NET ASSETS CONSIST OF
Investors’ capital	$3,288,709,775
Net unrealized appreciation (depreciation)	351,652,809

NET ASSETS	$3,640,362,584

(a) Investments, at cost — unaffiliated	$3,223,081,095
(b) Securities loaned, at value	$306,115,955
(c) Investments, at cost — affiliated	$387,582,825

See notes to financial statements.

S E R I E S F I N A N C I A L S T A T E M E N T S	99

Statement of Operations

Year Ended December 31, 2022

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — unaffiliated	$48,386,539
Dividends — affiliated	902,361
Interest — unaffiliated	10,624
Securities lending income — affiliated — net	5,134,702
Foreign taxes withheld	(122,893)

Total investment income	54,311,333

EXPENSES
Investment advisory	393,683
Custodian	151,233
Professional	68,108
Directors	35,602
Accounting services	15,214
Printing and postage	11,529
Miscellaneous	32,740

Total expenses	708,109
Less:
Fees waived and/or reimbursed by the Manager	(26,057)

Total expenses after fees waived and/or reimbursed	682,052

Net investment income	53,629,281

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(32,931,360)
Investments — affiliated	(1,442,816)
Futures contracts	(1,070,016)
Swaps	(842,217)

(36,286,409)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(942,382,625)
Investments — affiliated	(860,222)
Futures contracts	(546,692)
Swaps	(159,994)

(943,949,533)

Net realized and unrealized loss	(980,235,942)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(926,606,661)

See notes to financial statements.

100	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Master Small Cap Index Series

	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$53,629,281	$46,599,564
Net realized gain (loss)	(36,286,409)	325,220,722
Net change in unrealized appreciation (depreciation)	(943,949,533)	204,608,412

Net increase (decrease) in net assets resulting from operations	(926,606,661)	576,428,698

CAPITAL TRANSACTIONS
Proceeds from contributions	1,206,262,904	1,298,147,027
Value of withdrawals	(1,208,228,644)	(1,200,858,901)

Net increase (decrease) in net assets derived from capital transactions	(1,965,740)	97,288,126

NET ASSETS
Total increase (decrease) in net assets	(928,572,401)	673,716,824
Beginning of year	4,568,934,985	3,895,218,161

End of year	$3,640,362,584	$4,568,934,985

See notes to financial statements.

S E R I E S F I N A N C I A L S T A T E M E N T S	101

Financial Highlights

	Master Small Cap Index Series

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	(20.29)%	14.84%	20.08%	25.70%	(10.96)%

Ratios to Average Net Assets(a)
Total expenses	0.02%	0.02%	0.03%	0.02%	0.03%

Total expenses after fees waived and/or reimbursed	0.02%	0.01%	0.02%	0.02%	0.03%

Net investment income	1.36%	1.03%	1.29%	1.49%	1.49%

Supplemental Data
Net assets, end of year (000)	$3,640,363	$4,568,935	$3,895,218	$3,325,684	$2,309,730

Portfolio turnover rate	38%	31%	27%	20%	28%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

102	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Quantitative Master Series LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware statutory trust. Master Small Cap Index Series (“the “Series”) is a series of the Master LLC. The Series is classified as diversified. The Series’ Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Series is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

ForeignTaxes: The Series may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Series invests. These foreign taxes, if any, are paid by the Series and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Series is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Series’ Manager as the valuation designee for the Series. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements  (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Series uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Series’ Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series’ securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)

Barclays Capital, Inc.	$7,281,307	$(7,281,307)	$—		$—
BMO Capital Markets Corp.	1,866,136	(1,866,136)	—		—
BNP Paribas SA	36,162,645	(36,162,645)	—		—
BofA Securities, Inc.	39,678,593	(39,678,593)	—		—
Citadel Clearing LLC	2,936,418	(2,936,418)	—		—
Citigroup Global Markets, Inc.	23,272,804	(23,272,804)	—		—
Credit Suisse Securities (USA) LLC	399,474	(399,474)	—		—
HSBC Bank PLC	5,386,816	(5,386,816)	—		—
ING Financial Markets LLC	80,593	(80,593)	—		—
J.P. Morgan Securities LLC	124,294,437	(124,294,437)	—		—
Jefferies LLC	4,832,877	(4,832,877)	—		—
Mizuho Securities USA LLC	66,085	(64,580)	—		1,505
Nomura Securities International, Inc.	190,260	(190,260)	—		—
Pershing LLC	47,957	(47,957)	—		—
Scotia Capital (USA), Inc.	10,466,347	(10,466,347)	—		—
State Street Bank & Trust Co.	4,714,147	(4,714,147)	—		—
Toronto-Dominion Bank	16,748,568	(16,748,568)	—		—
UBS AG	3,749,735	(3,749,735)	—		—
UBS Securities LLC	13,032,638	(13,032,638)	—		—
Virtu Americas LLC	147,009	(147,009)	—		—
Wells Fargo Bank N.A.	4,005,247	(4,005,247)	—		—
Wells Fargo Securities LLC	6,755,862	(6,755,862)	—		—

	$306,115,955	$(306,114,450)	$—		$1,505

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Series is disclosed in the Series’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2022. Additional collateral is delivered to the Series on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Series.

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Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Series and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Series’ counterparty on the swap. The Series is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Series receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Series has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Series and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Series and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

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Notes to Financial Statements  (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Series may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Series. Any additional required collateral is delivered to/pledged by the Series on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Series generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Series from the counterparties are not fully collateralized, the Series bears the risk of loss from counterparty non-performance. Likewise, to the extent the Series has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Series bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

With respect to the Series, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Series for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Series to the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Series, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Series. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amount waived was $23,039.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the Manager waived $3,018 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. For the year ended December 31, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as

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Notes to Financial Statements  (continued)

securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Series retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2022, the Series paid BTC $1,325,318 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Series Name	Purchases	Sales	Net Realized Gain (Loss)

Master Small Cap Index Series	$73,268,598	$140,788,518	$21,621,919

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were $1,534,317,962 and $1,504,108,955, respectively.

8. INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Series’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

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Notes to Financial Statements  (continued)

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Series Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Master Small Cap Index Series	$3,743,436,195	$987,487,079	$(768,275,518)	$219,211,561

9.	BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Series did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments. The Series’ prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments. An illiquid investment is any investment that the Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

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Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Series’ portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Investors of Master Small Cap Index Series and the Board of Directors of Quantitative Master Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Small Cap Index Series of Quantitative Master Series LLC (the “Fund”), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

S E R I E S R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	111

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”), BlackRock Index Funds, Inc. and Quantitative Master Series LLC (the “Corporations”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares Municipal Bond Index Fund, iShares Short-Term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund, iShares Russell 2000 Small-Cap Index Fund and Master Small Cap Index Series (the “Funds”), each a series of the Trust or the respective Corporation, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Corporations, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 164 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	28 RICs consisting of 164 Portfolios	None

Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 164 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 164 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 164 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	113

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Director (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental) from 2015 to 2021; GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 164 Portfolios	None

Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 164 Portfolios	None

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Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 164 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	115

Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/Corporations based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

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Director and Officer Information  (continued)

Officers Who Are Not Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/Corporation serve at the pleasure of the Board.

Further information about the Trust’s/Corporations’ Directors and Officers is available in the Trust’s/Corporations’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust/Corporations and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust/Corporations.

Effective December 31, 2022, Joseph P. Platt retired as a Director of the Trust/Corporations.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	117

Additional Information

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Fund for any particular month/quarter may be more or less than the amount of net investment income earned by a Fund during such month/quarter. The portion of distributions that exceeds a Fund current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator(a)

BlackRock Advisors, LLC

Wilmington, DE 19809

Investment Adviser(b)

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds/Corporation/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

(a) Administrator to iShares short term TIPS Bond Index Fund, iShares MSCI EAFE

International Index Fund and iShares Russell 2000 Small-Cap Index Fund.

(b) For iShares Municipal Bond Index Fund.

A D D I T I O N A L I N F O R M A T I O N	119

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CVA	Certificaten Van Aandelen (Dutch Certificate)

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

GO	General Obligation Bonds

PSF	Permanent School Fund

RB	Revenue Bond

REIT	Real Estate Investment Trust

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCA	Societe en Commandite par Actions

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

iSIndex-12/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Short-Term TIPS Bond Index Fund	$20,400	$20,200	$44	$207	$16,900	$16,700	$431	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Short-Term TIPS Bond Index Fund	$17,375	$16,907

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: February 23, 2023